UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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U.S. Bancorp

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A message from our CEO
Fellow shareholders:
One of the things that has helped define U.S. Bancorp is our commitment to running our business for the long term, while making prudent short-term decisions that support our strategic vision and position us well to navigate the current environment.
That commitment was important to our success in 2023, especially as our industry faced tremendous stress and scrutiny given the market disruption that occurred early in the year. Strength, stability and security were paramount. Demonstrating that we not only had a plan for the future but also were ready to respond in the moment was key. Those who were resilient stood apart, and we were among them.
There is a lot to be proud of as we look back on 2023. You will read about many of those accomplishments in the pages of this year’s proxy statement and our companion Annual Report. At a high level: we successfully converted and integrated our acquisition of MUFG Union Bank. We continued to make investments in products, services and our differentiating payments ecosystem. We deepened relationships with existing clients and expanded our reach to new customers across our entire network and each of our businesses. We strengthened our digital capabilities and modernized our technology. We extended our support to communities where we live and work through our Community Benefits Plan and ongoing corporate social responsibility efforts. Further, we enhanced our discipline in risk and financial management — and notably, quickly rebuilt capital following our Union Bank transaction by implementing a number of balance sheet optimization initiatives, and by taking advantage of our newly expanded scope and realizing acquisition synergies.
Our team of our more than 70,000 employees remained focused on doing the right thing every day and continued to meet the changing needs of our customers. That dedication to excellence, to the future, and to each other enabled us to move forward confidently in a challenging time. There is a lot of opportunity ahead, and I am proud of the work this team will do in service to you.
As always, thank you for the trust you place in us as shareholders of our company.
Sincerely,
Andrew Cecere
Chairman, President and Chief Executive Officer
March 5, 2024

U.S. Bancorp 2024 Proxy Statement

A message from our Lead Independent Director
Fellow shareholders:
It is a great honor to serve as the Lead Independent Director of our Board of Directors. In this role, I have the privilege of working closely with the other independent directors on the Board and the executive team.
As a Board, we actively engaged with management as the company navigated the challenges and opportunities presented in 2023. Importantly during this period, U.S. Bank demonstrated its strength and stability while continuing to support our clients, employees and communities.
With the addition of four new directors over the last four years, our experienced Board brought a wide range of skills, experience and diverse perspectives as we supported and constructively challenged the company’s strategy and management decisions. This past year was eventful, and we oversaw the successful integration and conversion of MUFG Union Bank, our continued investments in technology and innovation, and our response to market disruption in the banking sector. We also oversaw management’s execution of prudent balance sheet positioning actions, our capital strategy, and our risk and control infrastructure. During 2023, the Board reviewed its structure and committee oversight responsibilities, and we made changes to optimize risk oversight related to capital, liquidity and interest rates. We believe these changes will position us well to navigate a dynamic economic environment and best serve our shareholders and other relevant constituencies.
I also am proud of the work that U.S. Bancorp does in support of the communities where we do business. For instance, we had the unique opportunity during the past two years to oversee the company’s launch of the Community Benefits Plan, which is a five-year commitment to provide loans, investments, and other support to low- and moderate-income communities, including communities of color. Additional information about our corporate responsibility initiatives, community engagement and commitments are presented in this proxy statement and through reports available on usbank.com. This important work reflects the company’s commitment to uphold its core values and to continue to invest in the communities we serve.
On behalf of the Board, thank you for your trust in — and support of — U.S. Bancorp. I look forward to serving you during 2024.
Sincerely,
Roland A. Hernandez
Lead Independent Director
March 5, 2024

U.S. Bancorp 2024 Proxy Statement

Notice of Annual Meeting of Shareholders of U.S. Bancorp
Date and time: Tuesday, April 16, 2024, at 11:00 a.m., central time Place: Online at www.virtualshareholdermeeting.com/USB2024
Record date:
You may vote at the meeting if you were a shareholder of record at the close of business on February 20, 2024.
These proxy materials and our annual report were first made available to shareholders beginning on March 5, 2024.

Items of business:	Board Recommendation
1. The election of each of the 13 directors named in the proxy statement	“FOR” all nominees
2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement	“FOR”
3. The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2024 fiscal year	“FOR”
4. Approval of the U.S. Bancorp 2024 Stock Incentive Plan	“FOR”
5. Any other business that may properly be considered at the meeting or any adjournment of the meeting

Every Vote is Important — Voting by Proxy
It is important that your shares be represented and voted. You may vote your shares by Internet or telephone by no later than 11:59 p.m., eastern time, on April 15, 2024 (or April 11, 2024, for shares held in the U.S. Bank 401(k) Savings Plan), as directed in the proxy materials. If you received a printed copy of the proxy materials, you may also complete, sign and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from virtually attending or voting your shares at the meeting. We encourage you to vote by Internet or telephone to reduce mailing and handling expenses.
Sign up for electronic delivery
If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under “How can I receive my proxy materials by e-mail in the future?” on page 102. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials.
By Order of the Board of Directors
Kathryn V. Purdom
Deputy General Counsel and Corporate Secretary
March 5, 2024
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 16, 2024: Our proxy statement and 2023 Annual Report are available at www.proxyvote.com.

U.S. Bancorp 2024 Proxy Statement

Proxy statement table of contents

U.S. Bancorp 2024 Proxy Statement

Proxy statement highlights

Proxy statement highlights
This highlights section does not contain all the information that you should consider before voting. Please read the entire proxy statement carefully.
Voting matters and Board recommendations

Proposal		Board recommendation	For more information
Proposal 1 –	The election of each of the 13 director nominees named in the proxy statement	“FOR” all nominees	Page 9
Proposal 2 –	An advisory vote to approve the compensation of our executives disclosed in the proxy statement	“FOR”	Page 41
Proposal 3 –	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2024 fiscal year	“FOR”	Page 83
Proposal 4 –	Approval of the U.S. Bancorp 2024 Stock Incentive Plan	“FOR”	Page 84
Casting your vote

The Board of Directors of U.S. Bancorp (the Board or the Board of Directors) is soliciting proxies for use at the annual meeting of shareholders to be held on April 16, 2024, and at any adjournment or postponement of the meeting.
Your vote is important! Please cast your vote and play a part in the future of U.S. Bancorp. Even if you plan to attend our annual meeting, please cast your vote as soon as possible by:
Internet www.proxyvote.com	Telephone	Mail
The voting deadline is 11:59 p.m., eastern time, on April 15, 2024 (or April 11, 2024, for shares held in the U.S. Bank 401(k) Savings Plan).
For more information about how to cast your vote, go to page 98.
Attending the annual meeting

You are invited to attend the annual meeting of shareholders, which is being held virtually. You will be able to attend the meeting, as well as vote and submit your questions during the meeting, by visiting www.virtualshareholdermeeting.com/USB2024 and logging in with the 16-digit control number found on your proxy card, voter instruction form, or notice, as applicable. We encourage all shareholders to vote and submit questions in advance of the meeting at www.proxyvote.com.
In the event of technical difficulties with the annual meeting, we expect that an announcement or notice will be made available on www.virtualshareholdermeeting.com/USB2024. If it is necessary to adjourn the annual meeting due to technical difficulties, the announcement or notice will provide updated information regarding the date, time, and location of the annual meeting, and the updated information will also be posted on our Investor Relations website at ir.usbank.com.
For more information about meeting admission, go to page 99.
U.S. Bancorp 2024 Proxy Statement	1

Proxy statement highlights

About U.S. Bancorp
U.S. Bancorp, with more than 70,000 employees and $663 billion in assets as of December 31, 2023, is the parent company of U.S. Bank National Association. Headquartered in Minneapolis, the company serves millions of customers locally, nationally and globally through a diversified mix of businesses including consumer banking, business banking, commercial banking, institutional banking, payments and wealth management. U.S. Bancorp has been recognized for its approach to digital innovation, community partnerships and customer service, including being named one of the 2023 World’s Most Ethical Companies and Fortune’s most admired superregional bank.
2	U.S. Bancorp 2024 Proxy Statement

Proxy statement highlights

U.S. Bancorp 2024 Proxy Statement	3

Proxy statement highlights

Director nominees at a glance

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Warner L. Baxter	62	12/2015	Retired Executive Chairman and Former Chairman, President and CEO, Ameren Corporation	A (Chair), CHR, E
Dorothy J. Bridges	68	10/2018	CEO, Metropolitan Economic Development Association (Meda)	PR (Chair), RM, E
Elizabeth L. Buse	63	6/2018	Former CEO, Monitise plc	A, C, RM
Andrew Cecere	63	1/2017	Chairman, President and CEO, U.S. Bancorp	C, RM, E (Chair)	CEO
Alan B. Colberg	62	1/2023	Retired President and CEO, Assurant, Inc.	A, PR
Kimberly N. Ellison-Taylor	53	1/2021	Founder and CEO, KET Solutions, LLC	A, PR
Kimberly J. Harris	59	10/2014	Retired President and CEO, Puget Energy, Inc.	G (Chair), CHR, E
Roland A. Hernandez Lead Independent Director	66	1/2012	Founding Principal and CEO, Hernandez Media Ventures	CHR, G, E
Richard P. McKenney	55	10/2017	President and CEO, Unum Group	C, G, RM, E
Yusuf I. Mehdi	57	6/2018	Executive Vice President, Consumer Chief Marketing Officer, Microsoft Corporation	C (Chair), PR, RM
Loretta E. Reynolds	59	10/2022	Founder and CEO, LEReynolds Group, LLC; Retired Lieutenant General, U.S. Marine Corps	C, RM
John P. Wiehoff	62	1/2020	Retired Chairman and CEO, C.H. Robinson Worldwide, Inc.	RM (Chair)
Scott W. Wine	56	7/2014	CEO, CNH Industrial N.V.	CHR (Chair), G, E
A	Audit Committee	PR	Public Responsibility Committee
CHR	Compensation and Human Resources Committee	RM	Risk Management Committee
C	Cybersecurity and Technology Subcommittee	E	Executive Committee
G	Governance Committee
4	U.S. Bancorp 2024 Proxy Statement

Proxy statement highlights

Board nominee composition

The composition of our Board of Directors reflects our Board’s and Governance Committee’s focus on ensuring that our Board has a diverse mix of skills and qualifications to oversee our business and our company’s strategy.
For more information about our board and nominees, go to page 9.
U.S. Bancorp 2024 Proxy Statement	5

Proxy statement highlights

Board structure and oversight

The Board of Directors has oversight of U.S. Bancorp’s affairs and conducts its business through meetings of the Board and standing committees. The Governance Committee and the Board regularly review the Board’s structure and the oversight responsibilities of each Board committee in order to provide effective oversight. The following are certain key changes to committee oversight responsibilities that the Board approved since our last annual meeting:
▶
In January 2024, the Board of Directors determined it was in the best interest of the company to recombine the Capital Planning Committee into the Risk Management Committee to integrate Board oversight across capital, liquidity and interest rate risks;

▶
The Risk Management Committee also now has specified oversight under its charter for emerging risks, including climate-related risks, and our recovery and resolution planning activities (previously overseen by the Capital Planning Committee);

▶
The Cybersecurity and Technology Subcommittee of the Risk Management Committee added oversight responsibility for the company’s technology strategy, operations and initiatives;

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The Public Responsibility Committee’s oversight was clarified and includes a focus on our relationships with key stakeholders and related reputation risk, the design and implementation of our strategy related to corporate responsibility matters which may include environmental, social, human rights, and other matters, and our charitable contributions strategy; and

▶
The Compensation and Human Resources Committee oversees our policies for the recovery or clawback of compensation.

The chart below summarizes the key oversight responsibilities of each Board committee.
6	U.S. Bancorp 2024 Proxy Statement

Proxy statement highlights

2023 executive compensation program

1.
Excludes John C. Stern, who became an executive officer on September 1, 2023.

For more information about executive compensation and the 2023 compensation decisions for our named executive officers, go to page 42.
U.S. Bancorp 2024 Proxy Statement	7

Proxy statement highlights

Corporate governance highlights

Board independence

▶
Strong Lead Independent Director position: Our independent directors annually elect a Lead Independent Director, who has broad authority and responsibility over Board governance and operations.

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Key committees independent: Independent directors comprise 100% of each of the Audit, Compensation and Human Resources, Governance, and Public Responsibility Committees.

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Regular executive sessions: The full Board and its standing committees each meet in executive session on a regular basis without members of management present.

Board accountability

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Majority voting: Our directors are elected annually by a majority of votes cast in uncontested elections.

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Board not classified: All of our directors are elected annually.

Shareholder rights and engagement

▶
3/3/20/20 proxy access: A shareholder or group of up to 20 shareholders that has held at least 3% of our company’s stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two directors).

▶
Special meeting: Holders of at least 25% of our stock are able to call a special meeting of shareholders.

▶
No poison pill: Our company does not maintain a shareholder rights plan.

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Shareholder outreach: Each year we reach out to a significant proportion of our large institutional shareholders to invite a conversation about corporate governance, executive compensation, environmental, social and governance (ESG) matters and any other matter of interest to the shareholder and share feedback from those engagements with the Board.

Board effectiveness

▶
Board, committee and individual evaluations: The Governance Committee annually conducts rigorous Board assessments, including evaluations of committees and individual directors.

▶
Overboarding restrictions: Unless approved by our Board, a director may not serve on more than three public company boards in addition to ours, and a director who is a CEO of a public company may not serve on more than two public company boards (including our Board and the board of the company of which he or she serves as CEO).

▶
Retirement policy: Our Board does not have a rigid retirement policy but instead evaluates for appropriateness the re-nomination of an incumbent director after he or she has reached the age of 72.

Director/shareholder alignment

▶
Stock ownership: Each non-employee director is required to hold stock equal in value to five times the annual cash retainer. New directors must satisfy this requirement within five years of joining the Board.

▶
No hedging or pledging: Like our executive officers, our directors are prohibited from pledging our company’s securities as collateral for a loan and from engaging in any hedging transactions involving any of the company’s securities.

For more information about corporate governance, go to page 23.
8	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Proposal 1 — Election of directors
Our Board of Directors currently has 13 members. All directors are elected annually to serve one-year terms until the next annual meeting and until their successors are elected and qualified. All of our current directors have been nominated for election by the Board to hold office until the 2025 annual meeting and the election of their successors.
All of the nominees currently serve on our Board. Each of these nominees has previously been elected by our shareholders. The Board has determined that, except for Andrew Cecere, our Chairman, President and Chief Executive Officer, each nominee for election as a director at the annual meeting is independent from U.S. Bancorp as discussed later in this proxy statement under “Corporate governance — director independence.”
Director selection and nomination considerations

Director nominee selection process
The selection process for first-time director candidates includes the following steps:
▶
identification of one or more desired profiles for director candidates based on the most recent assessment of the skill sets represented on the Board compared to the Board’s needs, as well as feedback received from the Board evaluation process;

▶
identification of candidates by the Governance Committee based upon information provided by a director search firm, suggestions from current directors and executive officers, and any recommendations received from shareholders and other sources;

▶
interviews of candidates by the Lead Independent Director and other directors;

▶
reports presented to the Board by the Governance Committee on the candidates and selection process;

▶
recommendations made by the Governance Committee; and

▶
election by the Board or formal nomination by the Board for inclusion in the slate of directors at the annual meeting.

A shareholder seeking to recommend a prospective candidate for the Governance Committee’s consideration should submit the candidate’s name and sufficient written information about the candidate to permit a determination by the Governance Committee of whether the candidate meets the director selection criteria set forth in our Corporate Governance Guidelines. Recommendations should be sent to the Chair of the Governance Committee in care of the Corporate Secretary of U.S. Bancorp at the address listed on page 103 of this proxy statement.
Commitment to Board diversity
Our company is committed to diversity, equity and inclusion. Our Board is focused on diversity within its membership in order to benefit from a variety of perspectives, experiences and skill sets in exercising its oversight role. The Board’s commitment to diversity is reflected in our Corporate Governance Guidelines, which require that any director search firm used to identify external candidates for a Board vacancy will be requested to present a diverse slate of candidates.
Board refreshment and nomination considerations
Our Governance Committee continuously assesses the evolving opportunities and challenges facing our company in order to align the Board’s composition with our company’s leadership needs and strategic direction. The Governance Committee evaluates the composition of the Board against the company’s needs every year, which culminates in the process of nominating new and incumbent directors.
The Governance Committee’s decision to renominate an incumbent director is informed by the director’s past attendance at meetings, participation in the work of the Board and overall contribution to the Board, as assessed in the annual Board evaluation process. The Board’s commitment to refreshment can require candid conversations with individual directors when the Governance Committee has determined that a different Board composition would increase the Board’s effectiveness. As a result of the Board evaluation and skills-to-strategy alignment processes, directors may decide or be asked not to stand for re-election at the next annual meeting.

U.S. Bancorp 2024 Proxy Statement	9

Proposal 1 — Election of directors

When a new director is sought, the Governance Committee considers the following factors:
▶
Skills and qualifications: When considering the skills and backgrounds desirable in future Board members, the Governance Committee identifies the professional experience and skill sets represented on the Board and compares them to the skill sets that the Governance Committee believes is important to have represented among the directors at any given time in light of the company’s current business, strategy, risks and opportunities. Any gaps become focus areas for director search efforts. See below for additional information on our directors’ skills and qualifications.

▶
Personal qualities: The Governance Committee will only consider as candidates for director individuals who possess the highest personal and professional ethics and integrity, and who are committed to representing the long-term interests of all our stakeholders. Directors must be able to work in a collegial manner with persons of different educational, business and cultural backgrounds.

▶
Diversity: Our Governance Committee regularly reviews the composition of the Board in light of the backgrounds, industries, skills, professional experience, geographic communities, gender, race, ethnicity and other personal qualities and attributes represented by our current members. The Governance Committee incorporates this broad view of diversity into its director nomination process and is committed to ensuring that the Board’s composition as a whole appropriately reflects the current and anticipated needs of the Board and our company. The Governance Committee seeks women and people of color as candidates in every search effort.

▶
Capacity: Serving on the board of a large financial institution requires a significant commitment of time and energy, and directors must be willing and able to devote sufficient attention to carrying out their duties and responsibilities effectively. The Governance Committee will consider the professional and other demands placed on candidates, including service on the boards of other public or private companies. Unless the Board determines that a director’s service to our company would not be impaired, a director may not serve on more than three other boards of public companies in addition to our Board, and a director who serves as the CEO of a public company may not serve on more than two public company boards (including our Board and the board of the company of which he or she serves as CEO).

▶
Tenure and refreshment: Our Governance Committee believes that it is important to maintain a balance of tenure on the Board to benefit from the business, industry and governance experience of longer-serving directors and the fresh perspectives contributed by new directors, while recognizing the value of continuity as Board composition changes. Our Governance Committee aims to have a measured rate of Board refreshment.

▶
Retirement and other considerations for incumbent directors: In addition to the factors stated above, the Governance Committee will evaluate any director’s continued service on the Board for appropriateness in each of the following circumstances: the director has a change in employment or other major responsibilities; an employee director ceases to be a company employee; and the director has reached the age of 72 since the last meeting of shareholders at which the director was elected.

10	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Skills and qualifications of our director nominees
The Governance Committee has identified certain skills, experiences and professional qualifications that are important to be represented on the Board for strong collective oversight of the company’s business and strategy. These skills and qualifications, along with the ways these experiences contribute to the Board’s collective oversight of the development and execution of the company’s strategy, are reflected in the chart below:
Skill or qualification	Criteria	Link to strategy
Chief executive experience	Are current or former CEOs of publicly held or large private corporations	Have experience overseeing senior leadership, finance, marketing, and execution of corporate strategy from both a management and a board perspective
Community or sustainability leadership	Have significant professional leadership experience in community service organizations, public policy roles, and/or sustainability matters (or a related certification)	Provide perspective on our company’s connections to the communities it serves and responsible and sustainable business practices and opportunities
Corporate governance	Have significant experience serving on and leading the boards of other large corporations and/or professional experience in the corporate governance field	Help our Board fulfill its oversight function effectively
Customer experience	Have executive-level experience in a consumer-focused industry other than financial services	Provide insight into how our company interacts with retail customers
Digital, technology, or cybersecurity experience	Have executive-level experience in an industry driving digital and/or technological change or cybersecurity experience through prior professional experience (or a related certification/degree)	Contribute expertise regarding digital capabilities, technological transformation, information security, or product innovation and evolving customer expectations
Financial reporting and accounting	Have specialized financial reporting qualifications, such as experience as a CPA or as the CFO of a large corporation	Are particularly well suited to overseeing the quality and integrity of our company’s financial statements
Financial services industry expertise	Have executive-level experience in the financial services industry	Possess deep knowledge of the business challenges and opportunities facing our company
Other regulated industry expertise	Have executive-level experience in a regulated industry other than financial services	Provide a valuable perspective on how an extensive regulatory framework intersects with strategic and operational planning
Risk management	Have specific risk-management expertise, gained through leadership at a critical infrastructure company, in the financial services industry, at a financial regulator, or in the military	Are particularly adept at identifying and assessing the varied risks facing our company as a large financial institution

U.S. Bancorp 2024 Proxy Statement	11

Proposal 1 — Election of directors

The following matrix highlights the specific skills and qualifications that our Board views as important when evaluating director nominees. Additional information on the business experience and other qualifications of each director nominee is included in the director’s biography below. Each director also contributes other important skills, expertise, experience, viewpoints, and personal attributes to our Board that are not reflected in the matrix below.
Skills and qualifications
Director	CEO experience	Community or sustainability leadership	Corporate governance	Customer experience	Digital, technology, or cybersecurity experience	Financial reporting and accounting	Financial services industry experience	Other regulated industry experience	Risk management
Baxter	•	•	•			•		•	•
Bridges		•					•		•
Buse			•				•		•
Cecere	•		•			•	•		•
Colberg	•		•			•	•		•
Ellison-Taylor		•		•	•	•
Harris	•	•						•	•
Hernandez	•		•	•		•
McKenney	•		•			•	•		•
Mehdi				•	•
Reynolds					•				•
Wiehoff	•		•		•	•			•
Wine	•		•	•
# of Directors	8	4	8	4	4	7	5	2	9
Director	Board age, tenure, and other directorships			Board diversity1
	Age (years)	Years on the board (from date first elected)	# of other public company boards	Overall board diversity 54%
					Race or Ethnicity
				Gender	Black or African American	Hispanic or Latino	White/ Caucasian	Two or more races
Baxter	62	8	0	M			•
Bridges	68	5	0	F	•
Buse	63	5	1	F			•
Cecere	63	7	0	M			•
Colberg	62	1	1	M			•
Ellison-Taylor	53	3	2	F	•
Harris	59	9	2	F			•
Hernandez	66	12	2	M		•
McKenney	55	6	1	M			•
Mehdi	57	5	0	M		•		•
Reynolds	59	1	0	F			•
Wiehoff	62	4	2	M			•
Wine	56	9	1	M			•
	60.5 avg.	5.8 avg.	<1 avg.	38% female	15%	15%	69%	8%

1.
Diversity characteristics are based on information self-identified by each director nominee.

12	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

2024 nominees for director

Each of the director nominees named below has agreed to serve as a director if elected. Proxies may not be voted for more than 13 nominees. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors may choose to reduce the number of directors that are nominated for election. In addition, as described below under “Majority vote standard for election of directors,” each of the nominees has tendered his or her contingent resignation as a director in accordance with our Corporate Governance Guidelines, to be effective if he or she fails to receive a majority of the votes cast in an uncontested election and the Board accepts the tendered resignation.
Included below is certain information that the director nominees have provided about themselves, as well as additional information that the Board considered in nominating them.
FOR
The Board of Directors recommends a vote “FOR” election of each of the 13 director nominees below to serve until the next annual meeting and the election of their successors.
Warner L. Baxter
Director since
December 2015
Committees
▶
Chair, Audit

▶
Compensation and
Human Resources

▶
Executive

Business experience: Mr. Baxter, 62, is the retired Executive Chairman and former Chairman, President and Chief Executive Officer of Ameren Corporation, a regulated electric and gas utility company serving customers in Missouri and Illinois. He served as the Executive Chairman from January 2022 to November 2023. Prior to that time, Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Corporation from 2014 to January 2022. Mr. Baxter also served as the Chairman of the Board of Directors of the Edison Electric Institution, an association representing all U.S. investor-owned electric companies, from June 2022 to June 2023 and as Vice Chairman from 2020 to June 2022. Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Missouri from 2009 to 2014 and as Executive Vice President and Chief Financial Officer of Ameren Corporation from 2003 to 2009. Before joining Ameren, Mr. Baxter served as a Senior Manager at PricewaterhouseCoopers LLP (PwC).
Other public company directorships:
▶
Ameren Corporation from 2014 to 2023

Skills and qualifications:
▶
Chief executive experience: Mr. Baxter’s experience as a recent CEO of a Fortune 500 company provides valuable leadership insight and knowledge of strategic growth to the Board.

▶
Community or sustainability leadership: Mr. Baxter’s leadership relating to the environmental and sustainability strategy at a regulated electric and gas utility company provides him with valuable insights and experience relating to important sustainability and environmental stewardship issues.

▶
Corporate governance: Mr. Baxter has gained significant corporate governance expertise through his service as the Executive Chairman and Chairman of a large public company, as well as through his current leadership of the Audit Committee.

▶
Financial reporting and accounting: Through his past experience as the CFO and Controller of a large publicly traded company and through his experience at PwC, Mr. Baxter brings extensive financial reporting and accounting expertise to our Board.

▶
Other regulated industry expertise: As the recent Executive Chairman and former President and CEO of a company in a highly regulated industry, as well as the recent Chairman of the industry association representing all U.S. investor-owned electric companies, Mr. Baxter provides valuable perspective on regulatory and business challenges facing our company.

▶
Risk management: As the recent President and CEO of a company in a critical infrastructure industry and through his experience at PwC, Mr. Baxter brings valuable risk management expertise to our Board of Directors.

U.S. Bancorp 2024 Proxy Statement	13

Proposal 1 — Election of directors

Dorothy J. Bridges
Director since
October 2018
Committees
▶
Chair, Public Responsibility

▶
Risk Management

▶
Executive

Business experience: Ms. Bridges, 68, is the Chief Executive Officer of the Metropolitan Economic Development Association (Meda), a nonprofit organization providing business consultancy services, access to capital and marketing opportunities to BIPOC-owned businesses. She has served in this capacity since September 2022. Ms. Bridges served as Senior Vice President of Public Affairs, Outreach and Community Development of the Federal Reserve Bank of Minneapolis, one of the twelve regional banks in the Federal Reserve System, from July 2011 until June 2018. Prior to joining the Federal Reserve Bank of Minneapolis, Ms. Bridges served as the President and Chief Executive Officer of City First Bank, a commercial bank providing financial services in low- and moderate-income communities, from 2008 until July 2011, and as President and Chief Executive Officer of Franklin National Bank, a Minneapolis commercial bank, from 1999 to 2008.
Skills and qualifications:
▶
Community or sustainability leadership: Through her experience as the senior leader in charge of public affairs, outreach and community development, and as the CEO of a commercial bank focusing on low- and moderate-income communities, Ms. Bridges brings to our Board expertise in understanding the financial needs of the individuals living in the communities we serve.

▶
Financial services industry expertise: Ms. Bridges’s extensive experience in the banking industry, as a senior leader of a reserve bank and as the CEO of two commercial banks, as well as her current role as the Chair of the American Bankers Association Community Bankers’ Council, gives her valuable industry and regulatory oversight expertise.

▶
Risk management: Through her experience at the Federal Reserve Bank of Minneapolis, Ms. Bridges brings to our Board risk management expertise that is particularly relevant to our company.

Elizabeth L. Buse
Director since
June 2018
Committees
▶
Audit

▶
Cybersecurity and Technology

▶
Risk Management

Business experience: Ms. Buse, 63, is the former Chief Executive Officer of Monitise plc, a global mobile banking and payments company based in the United Kingdom. She served as Co-Chief Executive Officer and Chief Executive Officer of Monitise during 2014 and 2015, after retiring from Visa, Inc., a leading payment network, as Executive Vice President of Global Services, a position she held from 2013 to 2014. Ms. Buse held various senior leadership positions at Visa prior to that time, including Group President for Asia-Pacific, Central Europe, Middle East and Africa from 2010 to 2013.
Other public company directorships:
▶
F5, Inc. since 2020

▶
Travelport Worldwide Ltd. from 2014 to 2019

Skills and qualifications:
▶
Corporate governance: Through her current and past experience as a director for several public and private financial services technology companies, Ms. Buse brings valuable financial services specific corporate governance best practices experience to our Board.

▶
Financial services industry expertise: As the former CEO of Monitise and as a former senior leader at Visa, Ms. Buse gained broad financial industry expertise that is particularly relevant to our Board.

▶
Risk management: Ms. Buse brings to our Board valuable risk management expertise gained through her work in the financial services industry.

14	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Andrew Cecere
Director since
January 2017
Committees
▶
Cybersecurity and Technology

▶
Risk Management

▶
Chair, Executive

Business experience: Mr. Cecere, 63, is the Chairman, President and Chief Executive Officer of U.S. Bancorp. He has served in this position since April 2018. He served as President and Chief Executive Officer from April 2017 to April 2018, as well as President and Chief Operating Officer from January 2016 to April 2017, after having served as Vice Chairman and Chief Operating Officer from January 2015 until January 2016. From February 2007 until January 2015, Mr. Cecere served as U.S. Bancorp’s Vice Chairman and Chief Financial Officer, after having served as Vice Chairman, Wealth Management and Investment Services of U.S. Bancorp since the merger of Firstar Corporation and U.S. Bancorp in February 2001. Previously, he had served as an executive officer of U.S. Bancorp before its merger with Firstar, including as Chief Financial Officer from 2000 through 2001.
Other public company directorships:
▶
Donaldson Company, Inc. from 2013 to 2021

Skills and qualifications:
▶
Chief executive experience: As CEO of U.S. Bancorp, Mr. Cecere brings to all Board discussions and deliberations deep knowledge of our company and its business, which is particularly important following the acquisition of MUFG Union Bank.

▶
Corporate governance: Through his current experience as our Chairman and through his current and past experience on public company boards, Mr. Cecere brings valuable corporate governance experience to our Board.

▶
Financial reporting and accounting: Through his service on the audit committee of a public company, as well as his past experience as CFO of U.S. Bancorp, Mr. Cecere brings valuable financial reporting and accounting expertise to our Board.

▶
Financial services industry expertise: Mr. Cecere has deep expertise in the financial services industry, gained through a career of more than 38 years at U.S. Bancorp.

▶
Risk management: Mr. Cecere brings to our Board valuable risk management expertise gained through his work as CFO, Chief Operating Officer, and then CEO of U.S. Bancorp during the challenging regulatory and market environment of recent years.

U.S. Bancorp 2024 Proxy Statement	15

Proposal 1 — Election of directors

Alan B. Colberg
Director since
January 2023
Committees
▶
Audit

▶
Public Responsibility

Business experience: Mr. Colberg, 62, is the retired President and Chief Executive Officer of Assurant, Inc., a financial services company providing specialty insurance products and services. He served as Chief Executive Officer and a director of Assurant from January 2015 to December 2021, and as its President from 2014 to May 2021, prior to his retirement in January 2022. Prior to those roles, he served as Executive Vice President of Marketing and Business Development. Before joining Assurant in March 2011, Mr. Colberg served in various senior leadership roles for 22 years at Bain & Company, Inc., a management consulting company, where he served as global head of Bain’s financial services practice, among other roles. Early in his career, Mr. Colberg worked as an accountant for The Procter & Gamble Company.
Other public company directorships:
▶
Corebridge Financial, Inc. since 2022 (Audit Committee Chair)

▶
Assurant, Inc. from 2015 to 2021

▶
CarMax, Inc. from 2015 to 2018

Skills and qualifications:
▶
Chief executive experience: As the former President and CEO of Assurant, Mr. Colberg provides valuable leadership and management expertise to our Board.

▶
Corporate governance: Mr. Colberg brings significant corporate governance expertise to our Board gained from his experience as the President and CEO of a public company and through his experience as a current and past board member and committee chair of multiple public companies, including as the former chair of the Nominating and Governance Committee at CarMax.

▶
Financial reporting and accounting: Through his service as CEO of Assurant, as a member and chair of the audit committees of the boards of public companies, and his accounting and educational background, Mr. Colberg brings financial reporting and accounting experience to our Board.

▶
Financial services industry expertise: Mr. Colberg’s experience as the recently retired President and CEO of a financial services company and former head of the financial services practice at a large consulting company provides important expertise to our Board on managing the economic and regulatory environment currently facing our company.

▶
Risk management: Through his vast experience as the President and CEO of a financial services company and as the global head of the financial services practice at Bain, Mr. Colberg brings valuable risk management experience to our Board.

16	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Kimberly N.
Ellison-Taylor
Director since
January 2021
Committees
▶
Audit

▶
Public Responsibility

Business experience: Ms. Ellison-Taylor, 53, is the Founder and Chief Executive Officer of KET Solutions, LLC, a consulting firm focused on business growth, innovation, strategy, transformation and inclusive leadership. She has served in this capacity since April 2021. Ms. Ellison-Taylor served as the Executive Director of Finance Thought Leadership of Oracle Corporation, a Fortune 100 company that provides products and services for enterprise information technology environments, from April 2019 to April 2021. Ms. Ellison-Taylor served as the Global Strategy Leader in the Cloud Business Group of Oracle from September 2018 to March 2019 and as the Global Strategy Director in the Financial Services Industry Group of Oracle from July 2015 until September 2018, where she led worldwide teams to develop and execute strategies dealing with cloud data, information security, fraud prevention and detection, and customer experience. From 2016 to 2018, she also served as the chairman of the American Institute of CPAs, the world’s largest member association representing the accounting profession. Prior to joining Oracle in 2004, she held roles at NASA’s Goddard Space Flight Center, Motorola and KPMG and served as the Chief Information Technology Officer for Prince George’s County Government in Maryland.
Other public company directorships:
▶
EverCommerce Inc. since 2021 (Audit Committee)

▶
Marathon Petroleum Corporation since 2024 (Audit and Corporate Governance and Nominating Committees)

Skills and qualifications:
▶
Community or sustainability leadership: Ms. Ellison-Taylor brings to our Board current expertise in overseeing climate risk and creating sustainable growth strategies, gained through her certification in the Diligent Climate Leadership Program.

▶
Customer experience: Ms. Ellison-Taylor brings to our Board expertise relating to customer opportunities and expectations, gained through her prior experience as the senior leader of a consumer-focused company.

▶
Digital, technology, or cybersecurity experience: Through her past experiences at a company providing innovative technology products and services, her experience as a Chief Information Technology Officer, her current roles consulting on innovation and transformation and teaching Emerging Technologies and Innovation at Carnegie Mellon University and her ongoing director education in cybersecurity oversight matters, Ms. Ellison-Taylor brings to our Board vast expertise of innovative technology that is particularly relevant to our company.

▶
Financial reporting and accounting: Ms. Ellison-Taylor’s experience as a CPA and former chairman of the American Institute of CPAs provides valuable financial reporting and accounting expertise to our Board. She is also a Certified Internal Auditor and Certified Information Systems Auditor and brings expertise relating to financial processes, operations and internal controls to our Board.

U.S. Bancorp 2024 Proxy Statement	17

Proposal 1 — Election of directors

Kimberly J. Harris
Director since
October 2014
Committees
▶
Chair, Governance

▶
Compensation and Human Resources

▶
Executive

Business experience: Ms. Harris, 59, is the retired President and Chief Executive Officer of Puget Energy, Inc., an energy services holding company, and its subsidiary Puget Sound Energy, Inc., a utility company providing electric and natural gas service in the northwest United States. She served in these positions from March 2011 until her retirement in January 2020. Ms. Harris served as President of Puget Energy and Puget Sound Energy from July 2010 through February 2011 and as Executive Vice President and Chief Resource Officer from May 2007 until July 2010. Prior to joining Puget Energy, Ms. Harris practiced law at Perkins Coie.
Other public company directorships:
▶
American Water Works Company, Inc. since 2019 (Governance and Nominations Chair, Executive Development and Compensation, and Safety, Environmental, Technology and Operations Committees)

▶
Ameren Corporation since 2023 (Nominating and Corporate Governance and Nuclear, Operations and Environmental Sustainability Committees)

▶
Puget Energy, Inc. and Puget Sound Energy, Inc. from 2011 to 2020

Skills and qualifications:
▶
Chief executive experience: Ms. Harris’s experience as a CEO provides valuable leadership and executive management perspective to our Board gained by leading a large company through challenging economic and regulatory environments.

▶
Community or sustainability leadership: Ms. Harris’s experience as CEO and former chief resource officer of an energy services holding company provides her with important perspectives on environmental sustainability and related risk matters.

▶
Other regulated industry expertise: Ms. Harris’s experience as the leader of a company in a heavily regulated industry gives her valuable expertise in managing a complex business in the context of an extensive regulatory regime.

▶
Risk management: As the recently retired President and CEO and current Board member of companies in critical infrastructure industries, Ms. Harris brings valuable risk management experience and perspectives to our Board.

18	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Roland A. Hernandez
Director since
January 2012
Lead Independent Director
Committees
▶
Compensation and Human Resources

▶
Governance

▶
Executive

Business experience: Mr. Hernandez, 66, is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000 and as President and Chief Executive Officer from 1995 to 2000. He previously served on the Board of Directors of The Ryland Group, Inc., Sony Corporation, and Walmart Inc.
Other public company directorships:
▶
Fox Corporation since 2019 (Audit Committee Chair, Nominating and Corporate Governance Committee)

▶
Take-Two Interactive Software, Inc. since 2019 (Compensation Committee)

▶
Belmond Ltd. (formerly Orient Express Hotels Ltd.) from 2013 to 2019

▶
Vail Resorts, Inc. from 2002 to 2019

▶
MGM Resorts International from 2002 to 2021

Skills and qualifications:
▶
Chief executive experience: Mr. Hernandez’s experience as a former CEO of Telemundo provides valuable leadership insight and operational and strategic knowledge to the Board.

▶
Corporate governance: Through his past experience as the Chairman or Lead Director of several public companies, Mr. Hernandez brings to our Board significant expertise in corporate governance issues and best practices.

▶
Customer experience: Mr. Hernandez brings deep expertise of customer expectations to our Board and adds a perspective on customer opportunities, gained through his prior experience as the leader of a consumer-focused company and through his service on the boards of directors of numerous customer focused companies.

▶
Financial reporting and accounting: With his extensive past and current experience on the audit committees of the boards of public companies, Mr. Hernandez brings broad financial reporting and accounting expertise to our Board.

U.S. Bancorp 2024 Proxy Statement	19

Proposal 1 — Election of directors

Richard P. McKenney
Director since
October 2017
Committees
▶
Cybersecurity and Technology

▶
Governance

▶
Risk Management

▶
Executive

Business experience: Mr. McKenney, 55, is the President and Chief Executive Officer of Unum Group, a workplace financial protection benefits company. He has served as President since April 2015 and as Chief Executive Officer since May 2015. Mr. McKenney served as Executive Vice President and Chief Financial Officer of Unum from 2009 to 2015. Prior to joining Unum in 2009, he served as Executive Vice President and Chief Financial Officer at Sun Life Financial, Inc., an international financial services company, from 2006 to 2009. Mr. McKenney began his career at General Electric Company, transitioning his roles from manufacturing to financial leadership.
Other public company directorships:
▶
Unum Group since 2015

Skills and qualifications:
▶
Chief executive experience: Mr. McKenney’s experience as a current CEO provides valuable strategic and operational expertise to our Board gained by leading a large company through the current economic and regulatory environment.

▶
Corporate governance: As the current President, CEO and board member of a public company, Mr. McKenney has gained significant corporate governance expertise that is valuable to our Board.

▶
Financial reporting and accounting: Through his past experience as CFO of several companies, Mr. McKenney brings extensive financial reporting and accounting expertise to our Board.

▶
Financial services industry expertise: As the current President and CEO of a financial services company, Mr. McKenney brings to our Board discussions expertise in managing the business environment facing financial services companies and important perspective regarding the regulatory environment for financial services companies.

▶
Risk management: Through his experience as the leader of a financial services company, Mr. McKenney brings experience identifying, assessing and managing risk exposures of large, complex financial firms.

Yusuf I. Mehdi
Director since
June 2018
Committees
▶
Chair, Cybersecurity and Technology

▶
Public Responsibility

▶
Risk Management

Business experience: Mr. Mehdi, 57, is the Executive Vice President, Consumer Chief Marketing Officer, at Microsoft Corporation, a multinational technology company. He has served in that capacity since October 2023. He defines Microsoft’s consumer vision and serves as the champion for the company’s end-user experiences, overseeing product management and go-to-market strategy for Microsoft’s Devices & Creativity, and Search, News & Advertising solution areas. Mr. Mehdi leads product marketing and stewardship for Microsoft Copilot, the Windows platform and ecosystem, the Microsoft Surface device portfolio, Microsoft 365 consumer subscriptions, and Microsoft’s web services including the Edge browser and Bing Search engine. Mr. Medhi also served as Vice President of the Modern Life and Devices Group from June 2018 to October 2023 and, prior to that Corporate Vice President of the Windows and Devices Group from 2015 to June 2018. In his tenure at Microsoft, which has spanned over 30-years, Mr. Mehdi has led virtually every aspect of Microsoft’s end user businesses from Windows to Surface to Xbox to Internet Explorer.
Skills and qualifications:
▶
Customer experience: Mr. Mehdi’s role defining customer vision and driving end-to-end user experience at a large multinational company brings valuable retail and online business expertise to our Board, as well as adds a perspective on public and social policy issues facing a large consumer retail business.

▶
Digital, technology, or cybersecurity experience: Mr. Mehdi’s significant experience in an industry that must adapt in real time to rapid changes in technology and customer expectations is a valuable resource in executing the company’s corporate strategy.

20	U.S. Bancorp 2024 Proxy Statement

Proposal 1 — Election of directors

Loretta E. Reynolds
Director since
October 2022
Committees
▶
Cybersecurity and Technology

▶
Risk Management

Business experience: Ms. Reynolds, 59, is the Founder and Chief Executive Officer of LEReynolds Group, LLC, a consulting firm focused on providing information technology and strategic business intelligence services and advising complex global organizations on managing large-scale risk. She has served in this capacity since August 2021. Ms. Reynolds retired from the U.S. Marine Corps in July 2021 after 35 years of service. During her distinguished career with the U.S. Marine Corps, she earned the rank of Lieutenant General in May 2018 and served as Deputy Commandant for Information from July 2018 to July 2021 and Acting Commander of the Marine Corps Forces Space Command from August 2019 to December 2020. She is the third woman to be promoted to Lieutenant General (three-star) in the history of the U.S. Marine Corps. Prior to that, she also served as Commander of the Marine Corps Forces Cyberspace Command from September 2015 to July 2018. Ms. Reynolds also served from 2015 to 2021 as a member of the U.S. Marine Corps Corporate Board, with oversight responsibility for global strategy, capabilities, and missions. Ms. Reynolds has served as a member of the Board of Trustees at the American Public University System since June 2022.
Skills and qualifications:
▶
Digital, technology, or cybersecurity experience: Ms. Reynolds brings extensive information technology and cybersecurity expertise to our Board as a result of her 35-year career in various leadership and command roles in the U.S. Marine Corps, including her experience developing, leading and managing the U.S. Marine Corps’ $12 billion global information portfolio spanning intelligence, information technology, networking, cyber, space and information.

▶
Risk Management: Ms. Reynolds brings valuable risk management expertise to our Board through her current role as a consultant advising on large-scale risk management, her commands and strategic leadership roles in the U.S. Marine Corp relating to cyber, space, and information/digital technologies, and her service on the U.S. Marine Corps Corporate Board.

U.S. Bancorp 2024 Proxy Statement	21

Proposal 1 — Election of directors

John P. Wiehoff
Director since
January 2020
Committees
▶
Chair, Risk Management

Business Experience: Mr. Wiehoff, 62, is the retired Chairman and Chief Executive Officer of C.H. Robinson Worldwide, Inc., a multimodal transportation services and third-party logistics company. He served as Chairman from 2006 to 2020. He also served as President from 1999 to 2019 and as Chief Executive Officer from 2002 to 2019. Prior to 1999, Mr. Wiehoff served in various senior leadership roles at C.H. Robinson starting in 1992 and began his career at Andersen Worldwide LLP with several different positions, including audit manager.
Other public company directorships:
▶
Polaris Industries, Inc. since 2007 (Chairman, Corporate Governance and Nominating Committee Chair, Compensation Committee)

▶
Union Pacific Corporation since 2023 (Audit Committee)

▶
Donaldson Company, Inc. from 2003 to 2022

▶
C.H. Robinson Worldwide, Inc. from 2002 to 2020

Skills and qualifications:
▶
Chief executive experience: Mr. Wiehoff’s experience as the CEO of a Fortune 500 company gives him valuable leadership and business expertise, as well as extensive executive management experience.

▶
Corporate governance: Mr. Wiehoff’s experience as the Chairman of a public company and on the governance committees of numerous public companies provides valuable corporate governance expertise to our Board.

▶
Digital, technology, or cybersecurity experience: Through his experience as the leader at a logistics company, Mr. Wiehoff provides extensive expertise to our Board in executing strategy around technological transformation.

▶
Financial reporting and accounting: Mr. Wiehoff gained broad financial reporting and accounting expertise through his experience as an audit manager for a large accounting firm.

▶
Risk management: As the former President and CEO of a logistics company, Mr. Wiehoff brings valuable risk management experience and perspectives to our Board.

Scott W. Wine
Director since
July 2014
Committees
▶
Chair, Compensation and Human Resources

▶
Governance

▶
Executive

Business experience: Mr. Wine, 56, is the Chief Executive Officer of CNH Industrial N.V., a global leader in capital goods including agricultural and construction equipment, trucks, and commercial vehicles. He has served in this position since January 2021. Prior to joining CNH Industrial, he served as the Chairman and Chief Executive Officer of Polaris Industries Inc., a worldwide manufacturer and marketer of innovative high-performance motorized products. He served as Chairman from 2013 to 2021, and Chief Executive Officer from 2008 to 2021. Mr. Wine began his career as an officer in the United States Navy.
Other public company directorships:
▶
CNH Industrial N.V. since 2021

▶
Polaris Industries Inc. from 2008 to 2020

▶
Terex Corporation from 2011 to 2020

Skills and qualifications:
▶
Chief executive experience: Mr. Wine’s experience as the CEO of a large international manufacturing company gives him broad and valuable experience in a business focused on growing operations within domestic and overseas markets.

▶
Corporate governance: Through his prior experience as the Chairman of a public company and his current experience as a director of a public company, Mr. Wine provides corporate governance expertise to our Board.

▶
Customer experience: Mr. Wine contributes to our Board a current perspective on consumer expectations and retail business gained from his leadership of a consumer-focused company.

22	U.S. Bancorp 2024 Proxy Statement

Corporate governance

Corporate governance
Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our shareholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving best practices and business needs, as well as the results of annual Board and committee evaluations. Our Corporate Governance Guidelines can be found at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Governance documents.”
Director independence

Our Board of Directors has determined that each of the following directors, comprising all of our current non-employee directors, has no material relationship with U.S. Bancorp and is independent: Warner L. Baxter, Dorothy J. Bridges, Elizabeth L. Buse, Alan B. Colberg, Kimberly N. Ellison-Taylor, Kimberly J. Harris, Roland A. Hernandez, Richard P. McKenney, Yusuf I. Mehdi, Loretta E. Reynolds, John P. Wiehoff and Scott W. Wine. Andrew Cecere is not independent because he is an executive officer of U.S. Bancorp. The Board had determined that Olivia F. Kirtley was an independent director prior to her retirement from the Board in April 2023.
Our Board has adopted a set of standards in our Corporate Governance Guidelines to assist it in assessing the independence of each of our non-employee directors. A director of U.S. Bancorp who meets the independence qualifications of the New York Stock Exchange (NYSE) listing standards may be deemed “independent” by the Board of Directors after consideration of the relationships between U.S. Bancorp or any of its affiliates and the director or any of his or her immediate family members or other related parties. Our Board deems the following relationships to be categorically immaterial such that they will not, by themselves, affect an independence determination:
▶
a relationship between our company and an organization of which the director or a member of his or her immediate family is an executive officer if that role does not constitute that person’s principal occupation;

▶
an ordinary banking relationship for services readily available from other large financial institutions;

▶
employment by our company of a member of the director’s immediate family if that person’s annual compensation does not exceed $120,000; and

▶
a relationship between our company and an organization with which the director or a member of his or her immediate family is affiliated if  (a) the relationship arises in the ordinary course of both parties’ operations and (b) the aggregate annual amount involved does not exceed $120,000.

The only relationships between U.S. Bancorp and our directors or the directors’ related interests that were considered by the Board when assessing the independence of our non-employee directors are the relationships between U.S. Bancorp and Microsoft Corporation, a corporation with which our director Yusuf I. Mehdi is affiliated.
The Board determined that these relationships, which are described later in this proxy statement under the heading “Related person transactions,” do not impair Mr. Mehdi’s independence. This determination was based on the Board’s conclusion that the amounts involved in transactions between U.S. Bancorp and Microsoft are immaterial to Microsoft’s gross revenues and that the relationships had no unique characteristics that could influence Mr. Mehdi’s impartial judgment as a director of U.S. Bancorp.

U.S. Bancorp 2024 Proxy Statement	23

Corporate governance

Board leadership structure

Board leadership policies and practices
Our Board believes that a strong, independent Board of Directors is critical to effective oversight of management. The Board carefully considers the important issue of the best independent leadership structure for the Board and maintains a flexible policy regarding the issue of whether the position of Chairman should be held by an independent director. At least annually, the Board reviews the Board’s and company’s needs and the leadership attributes of its directors and executives to determine whether our company is best served at that particular time by having the CEO or another director hold the position of Chairman.
In order to provide strong independent Board leadership when the position of Chairman is not held by an independent director, the independent directors elect a Lead Independent Director with the substantial leadership responsibilities detailed below. The Lead Independent Director is elected annually upon the recommendation of the Governance Committee, with the expectation that he or she will generally serve three, and may serve up to five, consecutive terms. In addition, our Lead Independent Director is empowered with, and exercises, robust and well-defined duties reflected in our Corporate Governance Guidelines that were most recently amended in October 2023 and are summarized below.
In addition to strong independent leadership of the full Board, each of the Audit Committee, Governance Committee, and Compensation and Human Resources Committee is composed solely of independent directors. Independent directors, therefore, oversee critical, risk-sensitive matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including the CEO; the nomination of directors; and the evaluation of the Board, its committees and its members. Each of the remaining committees, aside from the Executive Committee, is chaired by an independent director. The full Board and each of its committees meet in executive session on a regular basis.
Current leadership structure
Andrew Cecere, our President and Chief Executive Officer, became Chairman of the Board on the date of the 2018 annual meeting. Roland A. Hernandez has served as the Board’s Lead Independent Director since our 2023 annual meeting. Our Board, through its annual assessment process, believes that the existing structure continues to be the appropriate leadership structure for the company at this time.
Chairman
The independent directors believe that Mr. Cecere is the member of the Board best suited to contribute to long-term shareholder value by serving as Chairman because he has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing our company, which was especially helpful during the company’s acquisition and integration of MUFG Union Bank and the bank market disruption in 2023, and to lead discussions on long-term strategy and important matters affecting our business.
Role of Chairman

When the Chairman is also the CEO, that person’s primary responsibilities as Chairman are as follows:
▶
set Board meeting agendas in collaboration with the Lead Independent Director, who has final approval authority over them;

▶
preside at Board meetings, guiding discussion and ensuring that decisions are made;

▶
ensure that the Board is provided with full information on our company and its industry;

▶
set shareholder meeting agendas, subject to approval by the Board, and preside at meetings of the shareholders; and

▶
chair the Board’s Executive Committee.

24	U.S. Bancorp 2024 Proxy Statement

Corporate governance

Lead Independent Director
Mr. Hernandez brings deep business and board leadership experience to his role as Lead Independent Director. As the founding principal and Chief Executive Officer of a company engaged in the acquisition and management of media assets, and through his vast experience as a leader and member of numerous public company boards, he contributes substantial corporate governance and risk management expertise to the Board. As Lead Independent Director, Mr. Hernandez regularly meets with Mr. Cecere and key regulators, communicates with the other independent directors and chairs of each of the Board’s committees, and acts as a regular communication channel between the independent directors and the CEO, providing advice and feedback from the Board. He has served as the Chair of the Board’s Audit Committee and prior Capital Planning Committee, and he is currently a member of the Compensation and Human Resources, Governance and Executive Committees.
Role of Lead Independent Director

The independent directors entrust the Lead Independent Director with the following well-defined and robust responsibilities and authority:
▶
Board leadership

–
lead executive sessions of the Board’s independent or non-management directors, and preside at any session of the Board where the Chairman is not present;

–
have authority to call special Board meetings or special meetings of the independent directors;

▶
Board culture

–
act as a regular communication channel between the independent directors and the CEO, providing advice and feedback from the Board;

–
act as a “sounding board” and advisor to the CEO;

–
interview all Board candidates and make recommendations to the Governance Committee;

▶
Board performance

–
advise the CEO on the Board’s information needs, including recommendations for Board meeting topics and materials that reflect consultation with the other non-management directors and that are sufficient in scope, detail and analysis to enable the Board to make sound, well-informed decisions and consider potential risks, advise on Board communications to address various matters that may arise between Board meetings, and review and approve the Board meeting agendas;

–
review Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

–
approve, on behalf of the Board, the retention of consultants who report directly to the Board;

–
promote the efficient and effective performance and functioning of the Board by facilitating corporate governance best practices and compliance with our company’s Corporate Governance Guidelines;

–
advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board;

▶
Shareholders and other stakeholders

–
review communications from shareholders and other stakeholders that are addressed to the full Board or to the Lead Independent Director;

–
as appropriate, be the representative of the independent directors in discussions with our major shareholders regarding their concerns and expectations, and with other key stakeholders at the request of the Board; and

–
communicate with our banking regulators, at their request, regarding the Board’s oversight of management and our company.

U.S. Bancorp 2024 Proxy Statement	25

Corporate governance

Board meetings and committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Compensation and Human Resources, Governance, Public Responsibility, Risk Management, and Executive. The standing committees report on their deliberations and actions at each full Board meeting. Each of the standing committees has the authority to engage outside experts, advisers and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter.
The Governance Committee and Board regularly review the Board’s structure and the oversight responsibilities of each Board committee in order to provide effective oversight. In January 2024, the Board of Directors determined it was in the best interest of the company to recombine the Capital Planning Committee into the Risk Management Committee to integrate Board oversight across capital, liquidity and interest rate risks. The Board amended the Risk Management Committee’s charter to incorporate all of its prior oversight responsibilities, including those relating to capital planning and management and recovery and resolution planning. In addition, the Board determined to increase the length and number of Risk Management Committee meetings per year in light of the expansion of its primary oversight responsibilities. The Board also elected the former chair of the Capital Planning Committee as a member of the Risk Management Committee, effective in January 2024.
The independent directors meet in executive session (without the CEO or any other member of management present) at the end of each regularly scheduled Board meeting and may also meet in executive session at any other time. The Lead Independent Director presides over these executive sessions. During each committee meeting, the committees have the opportunity to hold executive sessions without members of management present.
The Board of Directors held 13 meetings during 2023. Each director attended at least 75% of the total meetings of the Board and Board committees on which he or she served during the year. The average attendance rate of all directors at Board and Board committee meetings in 2023 was 98%. Directors are expected to attend all meetings of shareholders. All directors serving at the time attended the 2023 annual meeting.
Committee responsibilities

The charter of each of our standing committees fully describes that committee’s responsibilities. These charters can be found on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Board committees,” and then clicking on the name of the applicable committee. The following summary highlights the committees’ key areas of oversight.
Committee	Primary responsibilities and membership
Audit Held 11 meetings during 2023
▶
Assisting the Board of Directors in overseeing the quality and integrity of our financial statements and the adequacy and reliability of disclosures to shareholders and bank regulatory agencies, including matters related to accounting, financial reporting and internal controls; our compliance with legal and regulatory requirements; and the qualifications, performance and independence of our independent external auditor;

▶
appointing, compensating, retaining and overseeing the work of the independent auditor;

▶
reviewing the effectiveness of systems that implement our company’s ethics guidelines; and

▶
overseeing the internal audit function and approving the appointment, evaluation and compensation of the Chief Audit Executive.

Current members: Warner L. Baxter (Chair), Elizabeth L. Buse, Alan B. Colberg and Kimberly N. Ellison-Taylor
Audit committee financial experts: Warner L. Baxter, Alan B. Colberg and Kimberly N. Ellison-Taylor

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Corporate governance

Committee	Primary responsibilities and membership
Compensation and Human Resources Held 6 meetings during 2023
▶
Discharging the Board’s responsibilities relating to our compensation programs and employee benefit plans, including reviewing and approving our executive officers’ compensation;

▶
overseeing our human capital strategy and talent management program, including recruitment, evaluations and development activities;

▶
overseeing and reviewing the results of our employee diversity, equity and inclusion initiatives;

▶
recommending to the Board for approval all equity-based incentive plans;

▶
recommending to the independent directors for approval the compensation program for our non-employee directors;

▶
overseeing any policy concerning the recovery or “clawback” of compensation;

▶
in exercising its oversight responsibilities relating to risks arising from the company’s incentive compensation plans and programs, evaluating and discussing with the appropriate officers of our company the incentives for risk taking contained in our incentive compensation plans and programs and satisfying itself that they are consistent with the safety and soundness of our company and with applicable law, regulation and guidance; and

▶
evaluating the CEO’s performance in light of approved goals and objectives and overseeing succession planning for executive officers other than our CEO.

Current members: Scott W. Wine (Chair), Warner L. Baxter, Kimberly J. Harris and Roland A. Hernandez*
* Mr. Hernandez joined the committee on April 18, 2023.

Governance Held 6 meetings during 2023
▶
Discharging the Board’s responsibilities relating to corporate governance matters, including developing and recommending to the Board a set of corporate governance guidelines;

▶
evaluating and making recommendations to the Board with respect to the size, composition and leadership of the Board and its committees, including identifying and recommending to the Board individuals qualified to become directors;

▶
overseeing succession planning for our CEO;

▶
evaluating related person transactions;

▶
conducting an annual performance evaluation of the Board, its committees and its members;

▶
overseeing our engagement with shareholders and other interested parties concerning corporate governance, environmental and social matters and related governance disclosures; and

▶
making recommendations to the Board regarding any shareholder proposals.

Current members: Kimberly J. Harris (Chair), Roland A. Hernandez, Richard P. McKenney and Scott W. Wine*
* Mr. Wine joined the committee on April 18, 2023.

Public Responsibility Held 4 meetings during 2023
▶
Reviewing public policy matters that impact our company’s business activity, financial performance or reputation;

▶
overseeing the company’s engagement with key external stakeholders and reputation risk relating to matters within the committee’s scope of responsibility;

▶
reviewing our community reinvestment and fair and responsible banking activities and performance;

▶
overseeing the design and implementation of the company’s strategy related to corporate responsibility matters (which may include environmental, social, human rights, and other matters), as well as the integration of such matters into the company’s business strategy;

▶
in coordination with our Compensation and Human Resources Committee, reviewing our diversity, equity and inclusion strategy and its implementation;

▶
reviewing policies and procedures for corporate political contributions; and

▶
reviewing the U.S. Bank Foundation’s charitable contributions strategy.

Current members: Dorothy J. Bridges (Chair), Alan B. Colberg, Kimberly N. Ellison-Taylor and Yusuf I. Mehdi

U.S. Bancorp 2024 Proxy Statement	27

Corporate governance

Committee	Primary responsibilities and membership
Risk Management Held 6 meetings during 2023 * The former Capital Planning Committee held 7 meetings during 2023, before being recombined with the Risk Management Committee in January 2024.
▶
Overseeing our overall risk management function, which governs the management of capital, credit, interest rate, liquidity, market, operational, compliance (including Bank Secrecy Act/anti-money laundering), strategic and reputation risk, as well as other risks faced by our company, including cybersecurity and climate risk;

▶
reviewing and approving our company’s Risk Management Framework and Risk Appetite Statement;

▶
monitoring our company’s risk profile relative to its risk appetite and compliance with risk limits;

▶
reviewing quarterly reports on regulatory examination results and management’s actions and timing to remediate issues and reviewing summary and trending reports on open audit, second and first line self-identified issues;

▶
receiving updates, as necessary and appropriate, from management on emerging risks, including climate-related risks;

▶
approving the appointment, evaluation and compensation of the Chief Risk Officer;

▶
overseeing the capital planning and capital management processes and actions, including stress testing processes, scenarios and results and proposed capital actions;

▶
reviewing the Comprehensive Capital Analysis and Review submission to the Federal Reserve Board;

▶
monitoring our company’s capital adequacy;

▶
reviewing our company’s recovery and resolution planning activities and related plans and, if triggered, approving our recovery strategy; and

▶
reviewing and approving the issuance or repurchase of equity or debt securities and other significant financial transactions entered into as part of our company’s capital management strategy; and

▶
reviewing and evaluating significant capital expenditures and potential mergers and acquisitions.

Current members: John P. Wiehoff  (Chair)*, Dorothy J. Bridges, Elizabeth L. Buse*, Andrew Cecere, Richard P. McKenney, Yusuf I. Mehdi and Loretta E. Reynolds
* Mr. Wiehoff became Chair on April 18, 2023. Ms. Buse joined the committee on January 23, 2024.

Cybersecurity and Technology Subcommittee Held 4 meetings during 2023
▶
Assisting the Risk Management Committee in its oversight of the company’s cybersecurity and technology programs and risk management, including establishing appropriate policies, practices, controls and procedures;

▶
overseeing the effectiveness of the company’s cybersecurity program and the company’s practices for identifying, assessing and mitigating cybersecurity risks;

▶
overseeing the company’s controls to prevent, detect and respond to cyber attacks, cybersecurity incidents, or information or data breaches;

▶
overseeing the company’s technology strategy, operations and initiatives, and related technological progress and trends;

▶
overseeing the company’s technology and cyber resiliency, including crisis preparedness, incident response plans, and business continuity and disaster recovery capabilities; and

▶
reviewing significant company investments in cybersecurity and technology infrastructure and program needs.

Current members: Yusuf I. Mehdi (Chair), Elizabeth L. Buse, Andrew Cecere, Richard P. McKenney and Loretta E. Reynolds

Executive Held 0 meetings during 2023
▶
The Executive Committee has authority to exercise all powers of the Board of Directors, as permitted by law and our bylaws, between regularly scheduled Board meetings.

Current members: Andrew Cecere (Chair), Warner L. Baxter, Dorothy J. Bridges, Kimberly J. Harris, Roland A. Hernandez, Richard P. McKenney and Scott W. Wine

28	U.S. Bancorp 2024 Proxy Statement

Corporate governance

Committee member qualifications

All of the Audit Committee members meet the independence and experience requirements of the NYSE and the Securities and Exchange Commission (SEC). As part of those requirements, our Board of Directors has determined that each member of the Audit Committee is financially literate. All of the members of the Compensation and Human Resources, Governance, and Public Responsibility Committees also meet the independence requirements of the NYSE, including, with respect to the Compensation and Human Resources Committee members, the NYSE’s independence requirements specific to members of compensation committees.
The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Currently, no Audit Committee member exceeds this limitation. At all times, one or more members of our Audit Committee possess the education or experience required to qualify as an “audit committee financial expert” as defined by the SEC, and one or more members of our Risk Management Committee have experience identifying, assessing and managing the risk exposures of large, complex financial firms, in accordance with rules promulgated by the Federal Reserve Board.
Compensation Committee Interlocks and Insider Participation

Warner L. Baxter, Kimberly J. Harris, Roland A. Hernandez, Olivia F. Kirtley and Scott W. Wine served as members of the Compensation and Human Resources Committee during 2023. During 2023, no member of the Compensation and Human Resources Committee was an employee, officer, or former officer of the company. None of our executive officers served in 2023 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation and Human Resources Committee. As described under the “Related person transactions” section of this proxy statement, in 2023, some Compensation and Human Resources Committee members had transactions in the ordinary course of business with our banking and broker-dealer subsidiaries.
Majority vote standard for election of directors

Our bylaws provide that in uncontested elections, a nominee for director will be elected to the Board if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election (votes to “ABSTAIN” have no effect on the election of a director). The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.
Our Corporate Governance Guidelines provide that director nominees must submit a contingent resignation in writing to the Governance Committee, which becomes effective if the director fails to receive a sufficient number of votes for re-election at the annual meeting of shareholders and the Board accepts the resignation. The Board will nominate for election or re-election as director only candidates who have tendered such a contingent resignation.
Our Corporate Governance Guidelines further provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine whether to accept the director’s resignation, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

U.S. Bancorp 2024 Proxy Statement	29

Corporate governance

Board performance evaluations

Our Board continually seeks to improve its performance. Our Governance Committee conducts an annual assessment of the Board’s performance to determine whether the Board, its committees and its members are functioning effectively and to identify areas for growth and improvement. We believe that our formal annual evaluation process contributes to the overall functioning and ongoing effectiveness of our Board. The annual process is as follows:

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Corporate governance

Based on director feedback received over the last several years through this annual evaluation process and other channels, including feedback provided by directors at meetings, management has continued to leverage executive summaries and highlights pages for committee meeting materials, bring timely focus topics for discussion at appropriate Board and committee meetings, and augment the director education and onboarding processes. In addition, the Governance Committee has received information about the skills and qualifications that directors would like future Board or committee members to have, information the Board would like to discuss as part of its annual strategy session and ongoing updates on the company’s business and strategy, the continued importance of diverse perspectives on the Board, the content of committee chair reports to the full Board, and topics for discussion at future Board meetings and Board education sessions. Director feedback has also led to discussion of how to appropriately balance oversight responsibility for critical matters affecting our company among the Board and its committees, as reflected in the Board’s decision to integrate oversight of capital, liquidity and interest rate risks by recombining the Capital Planning Committee into the Risk Management Committee in January 2024.
Director orientation and onboarding

We conduct a comprehensive director onboarding program that is individually tailored to take into account a director’s prior experience and background. New directors receive an orientation to the company and the Board that includes comprehensive background briefings by the Chief Executive Officer, other members of senior management, and the Corporate Secretary. New director orientation covers a review of the company’s business lines, enterprise functions, risk management and compliance, strategy, financial statement and related matters, regulatory matters, corporate governance and key policies and practices (including the Company’s Code of Ethics and Business Conduct), as well as the role and responsibilities of a director. New director onboarding and orientation may occur over the course of several months and continues to be enhanced based on best practices and director feedback. The onboarding program is regularly updated based on director feedback to facilitate integration of new directors on the Board.
Director education

Continuing director education is an important element of maintaining a strong Board of Directors. It is important for our directors to continually receive additional information and training that will help them to effectively oversee the management of our company. We have implemented a robust director education program that begins with in-depth training covering our industry and each of our lines of business, and that continues with special education sessions throughout the year that highlight current business, industry, regulatory and governance topics presented by internal and external experts. Separate Board education sessions held in 2023 focused on business, strategy, asset and liability management, diversity, equity and inclusion, operations transformation and cybersecurity topics. These education sessions are in addition to any education components of regular updates on key and emerging topics provided to the Board and each of its committees throughout the year. Directors are also encouraged to attend continuing training sessions offered by outside providers on topics related to general corporate governance as well as specialized areas in risk management, audit, compensation and other matters, at the company’s expense. Management makes information available to all directors on a quarterly basis about upcoming external director education programs.
Ethics and conduct

We are deeply committed to maintaining the highest standards of ethical conduct that reflect our purpose and core values, and which allow us to build trust with our customers and the communities we serve. In recognition of that commitment, for the ninth consecutive year, we were named one of the World’s Most Ethical Companies® in 2023 by the Ethisphere Institute.
Our Code of Ethics and Business Conduct, which is available on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Governance documents”, outlines the responsibilities of every employee and director to our customers and business partners, our shareholders, our community and each other.
Succession planning and management development

A primary responsibility of the Board is planning for CEO succession, as well as overseeing succession planning for other senior management positions, to ensure that we have the right management talent to pursue our strategic goals. The Board’s process targets the building of enhanced management depth and skills, considers continuity and stability within our company, and responds to our company’s evolving needs and changing circumstances. To achieve these goals, the executive talent development and succession planning process is integrated into the Board’s annual activities.

U.S. Bancorp 2024 Proxy Statement	31

Corporate governance

The Governance Committee has established a CEO succession planning process that considers the profile and skills most critical to leadership of the company, includes ongoing evaluation of a number of potential internal and external successor candidates, and addresses emergency, temporary scenarios as well as long-term succession. The CEO makes available to the Board his or her recommendations and evaluations of potential internal successors, along with a review of any development plans recommended for those individuals. The Compensation and Human Resources Committee is responsible for reviewing succession planning for executive officer positions other than the CEO.
Shareholder engagement

We value the views of our investors and welcome feedback from them. Our standard engagement practice is to initiate conversations with our largest investors each fall. In the fall of 2023, we reached out to our top 50 institutional investors and invited them to talk to us about corporate governance, environmental and social matters, executive compensation and disclosure matters, and any other topics they wished to discuss. We also engage throughout the year with additional shareholders, including at their request, outside of our fall outreach effort.
Contacted our top 50 institutional investors as part of our fall outreach program (~56% of shares outstanding)	Held engagement calls with 12 institutional investors during fall 2023 (~17% of shares outstanding)	We engaged with additional investors who contacted us directly to engage on specific topics of interest
Management shares the feedback received from shareholders with the Governance Committee, and feedback that relates to matters that are specifically overseen by a different Board committee are also provided to those committees. As part of our 2023 engagement process, we sought feedback from investors on our plans to bring our Stock Incentive Plan to shareholders for approval at our 2024 annual meeting, and shared the feedback received with the Board’s Compensation and Human Resources Committee. The committees take the views expressed by our shareholders into consideration when making decisions. Management also considers shareholder feedback about disclosure practices when preparing our company’s public filings.
Corporate responsibility and sustainability highlights

As a financial services provider, we are committed to being a responsible corporate citizen and meeting the evolving needs of our customers, employees, communities where we do business and other stakeholders. We believe continually enhancing our ability to manage our business in an environmentally sustainable and socially responsible manner is integral to our long-term success and we continue to grow our capabilities to do so. This includes our work to meet our Community Reinvestment Act (CRA) goals, to drive social and environmental impact while delivering for clients and to dedicate ourselves to creating an inclusive workplace.
At the management level, our efforts are overseen by the Corporate Responsibility and Reputation (CRR) Committee, which is a senior operating committee under our Risk Management Framework with oversight responsibilities for a range of corporate responsibility, sustainability and reputation risk matters. The CRR Committee is co-chaired by the company’s head of Reputation and Strategic Risk Management and the head of our ESG Program Office and reports to the management-level Executive Risk Committee and the Board’s Public Responsibility Committee. Other components of our governance structure include:
•
Our ESG Program Office manages our ESG strategy and plays a critical role in helping us develop inclusive and sustainable business growth strategies to help us meet the significant needs of key stakeholders.

•
Our Reputation and Strategic Risk Management program is responsible for providing oversight and management of the company’s reputation and strategic risks in alignment with our risk appetite, and collaborates with our Climate Risk team, ESG Program Office and other business lines to establish and enhance risk management practices related to environmental and social risks.

•
Our Climate Risk team is focused on identification, measurement, monitoring, and mitigation of risks associated with climate change.

•
Our Sustainable Finance organization works with businesses across the enterprise to help meet the growing sustainable finance needs of our customers.

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Corporate governance

Our work is guided by three pillars: lead with core values, enable a sustainable future, and increase equity, access and economic empowerment. Under the Board’s and its Public Responsibility Committee’s oversight, we continue to make progress across these pillars and commitments.

LEAD with core values	**ENABLE** a sustainable future	**INCREASE** equity, access, and economic empowerment
▶ Continued to publish **EEO-1 workforce demographic information** for U.S.-based employees in our ESG Report ▶ Continued to engage **diverse talent pools**, including through relationships with Historically Black Colleges and Universities and Hispanic-Serving Institutions ▶ Included **base pay range** for every open position posting in the U.S. ▶ Continued to **measure employee engagement** and enhance the employee experience ▶ Advanced our **ethical culture** through employee engagement, outreach and development programs	▶ Built automated dashboard **prototypes of financed emissions** across asset classes and sectors ▶ Completed **climate physical risk analysis** evaluating the impacts of severe natural disaster events on our residential real estate credit portfolio ▶ Created sustainable finance working group to collaborate to **support customers' transition** to a net zero economy ▶ Began development of enterprise-wide **net zero transition plan** ▶ Made significant progress on our goal for use of renewable electricity in our own operations	▶ Implemented U.S. Bank Business Diversity Lending Program to provide **credit and financing to economically disadvantaged businesses** ▶ Launched U.S. Bank Access Home Loan, a **special purpose credit program**, providing down payment assistance and lender credit in pilot areas ▶ Received **New Markets Tax Credit allocation** from the Department of Treasury to catalyze growth and wealth building ▶ Committed $75 million over five years through U.S. Bank Foundation's Opportunity Fund to increase opportunities for underserved communities ▶ Continued investment in several **high school bank branches** in California ▶ Received **outstanding rating** on most recent Community Reinvestment Act exam[1] ▶ Produced *Translators*, an award-winning documentary that highlights the challenges of non-English speakers

1. Rating received by U.S. Bank National Association from the Office of the Comptroller of the Currency for January 1, 2016, to December 31, 2020 exam period.

Key environmental and social commitments
The following chart summarizes our previously announced environmental and social commitments.

Environmental Commitments
100% renewable electricity in our operations by 2025
$50 billion in environmental
financing by 2030
Net Zero greenhouse gas
emissions by 2050
Measure and disclose
financed emissions
U.S. Bank Access CommitmentTM Long-term series of initiatives to address the persistent wealth gap and increase wealth building opportunities	Community Benefits Plan Five-year commitment to provide $100 billion in loans, investments, and other support to low- and moderate-income communities, including communities of color

U.S. Bancorp 2024 Proxy Statement	33

Corporate governance

Human capital management highlights
We recognize that supporting, engaging, and continuously upskilling our workforce is central to meeting evolving corporate and customer needs.
▶
Talent and Development Strategy

Our talent strategy strives to strengthen and diversify our talent pipeline through reskilling and upskilling of our workforce. Within our learning ecosystem, we offer all employees development resources and programs on a range of technical and professional topics. We also introduced the One U.S. Bank leadership profile, a common framework to grow talent for the future. The framework will be used to consistently hire, coach and develop talent, evaluate performance, and succession plan. We also offer various mentorship, leadership, and development opportunities that allow participants, including women and people of color, to network, enhance executive presence, and build peer support. Our hiring program strives to include the inclusion of at least one woman or one person of color on interview slates for all roles to further advance our talent and diversity, equity and inclusion strategy.
▶
Inclusive Culture

We are committed to creating an inclusive culture where all employees are valued. Our Business Resource Groups (BRGs) are available to all employees and are foundational to our culture. They provide employees the opportunity to network, learn, develop new leadership skills, and contribute to our company and communities. We also value our employees’ opinions and use their feedback in a variety of ways at all levels of the organization to improve our company, customer and employee experiences. One of our cornerstone programs is Your Voice Matters: Talk to Us through which all employees are given an opportunity to provide feedback on an ongoing basis on a variety of topics, which allows us to be responsive to feedback and measure employee sentiment and engagement.
▶
Compensation and Benefits

Maintaining competitive compensation and benefits practices is a continued focus for us. In addition to a 401(k) matching program, we maintain an active cash balance pension program for which newly hired employees are eligible. We also continue to support work programs with remote and in-person work arrangements, as suitable for employees’ roles.
To ensure employees are compensated fairly, we have processes in place to address gender and racial pay inequities and conduct periodic reviews of employee pay levels across gender and racial categories with the help of an independent third-party consultant. In our 2023 review, on average, employees of the company in the U.S. who are women were paid greater than 99% of what their male counterparts were paid, and employees of the company in the U.S. who are people of color were paid greater than 99% of what their white counterparts were paid, in each case taking into account several factors including comparable jobs, experience, and location. The 2023 review excluded former Union Bank employees who had not yet fully transitioned as a result of ongoing acquisition integration efforts.
We also continue to further pay transparency through our recruitment and talent processes where every open position posting in the U.S. has a disclosed base pay range.

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Corporate governance

Recognition
We are proud to be recognized for our commitment to ethical business conduct. A few of our recent awards are included below. We earned these honors from January 1, 2023 through December 31, 2023, unless otherwise noted.

- **One of the 2023 World's Most Ethical Companies®**
  Ethisphere Institute (9 consecutive years)
- **2024 Fortune® World's Most Admired Companies,™ No. 1 Superregional Bank**
  Fortune® (14 consecutive years)
- **Top 50 Companies for Diversity**
  Fair360, formerly DiversityInc (ranked #11 overall, #1 ranked bank, listed 5 consecutive years)
- **Equality 100 Award: Leader in LGBTQ+ Workplace Inclusion**
  Human Rights Campaign Foundation's 2023 Corporate Equality Index® gave us a perfect score of 100 for the 17th consecutive year
- **Best for Vets: Employers**
  Military Times (ranked #3, listed every year since list began in 2010)
- **Scored 100 on 2023 Disability:IN Disability Equality Index**
  Disability:IN (6 consecutive years)
- **UK's Best Workplaces™ 2023 – Elavon**
  Great Places to Work (a global organization that benchmarks workplace culture)
- **U.S. Bank ranked highest in California for Retail Banking Customer Satisfaction**
  J.D. Power (3 consecutive years)

2023 WORLD'S MOST ETHICAL COMPANIES® ETHISPHERE™

HUMAN RIGHTS CAMPAIGN FOUNDATION 2023 2024 EQUALITY 100 Leader in LGBTQ+ Workplace Inclusion

"World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC.

Fortune, ©2024 Fortune Media IP Limited. All rights reserved. Used under license. Fortune® is a registered trademark and Fortune World's Most Admired Companies™ is a trademark of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse the products or services of, U.S. Bancorp.

For J.D. Power 2023 award information, visit jdpower.com/awards

* Links to additional reports and information are provided for informational purposes only. None of the information contained in any website linked above shall be deemed to form a part of, or to be incorporated by reference into, this proxy statement.

U.S. Bancorp 2024 Proxy Statement	35

Corporate governance

Risk oversight by the Board of Directors

Board-level oversight of risk management structure
As part of its responsibility to oversee the management, business and strategy of our company, the Board of Directors has approved a Risk Management Framework that establishes governance and risk management requirements for all risk-taking activities. This framework includes company-level and business unit Risk Appetite Statements that set boundaries for the types and amount of risk that may be undertaken in pursuing business objectives and initiatives.
The Board of Directors oversees management’s performance relative to the Risk Management Framework, Risk Appetite Statements, and other policy requirements. While management is responsible for defining the various risks facing our company, formulating risk management policies and procedures, and managing risk exposures on a day-to-day basis, the Board’s responsibility is to oversee our company’s risk management processes by informing itself about our material risks and evaluating whether management has reasonable risk management and control processes in place to address those material risks.
The Board’s risk oversight responsibility is primarily carried out through its standing committees, as follows:

Board of Directors

Risk Management Committee

This committee has primary oversight of the operation of our company's global risk management framework.

It reviews and approves the company's risk management framework, risk appetite statement and key risk management policies; monitors the company's compliance with the risk management framework and risk limits; and oversees the work of the company's risk management function.

This committee also oversees the following key risk areas:

- credit risk, including lending and credit policies and asset quality;
- financial risk, including interest rate risk, liquidity risk, capital risk and market risk;
- capital planning and capital management processes and decision making
- emerging risks, including climate-related risks; and
- operational and compliance risk, including business continuity planning, information and cybersecurity, product and service delivery, and third-party risk.

Cybersecurity and Technology Subcommittee

This subcommittee assists the Risk Management Committee in its oversight of cybersecurity risk and resiliency and technology strategy, operations and initiatives.

Audit Committee

This committee has primary oversight of risks arising from the company's financial reporting and internal controls processes.

Compensation and Human Resources Committee

Governance Committee

This committee has primary oversight of risks arising from the company's corporate governance structure, as well as leadership continuity and qualifications.

Public Responsibility Committee

This committee has primary oversight of the company's risks relating to matters of public interest and corporate responsibility and similar issues involving the company's relationship with key external stakeholders.

The Risk Management and Audit Committees meet annually in joint session to give each committee the opportunity to review the risk areas primarily overseen by the other, and all Board members attend this meeting to benefit from the discussion. Finally, at each meeting of the full Board of Directors, each committee gives a detailed report of the matters it discussed and conclusions it reached during its recent meetings.

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Corporate governance

Focus on cybersecurity and climate risk

The Board is very focused on the risks that cybersecurity threats and climate risk pose to our company as a major financial services institution. The Board has established a comprehensive oversight framework to address those increasing and emerging risks:
▶
Cybersecurity risk

–
the Cybersecurity and Technology Subcommittee of the Risk Management Committee includes directors with technology, cybersecurity and information security experience, and provides dedicated oversight of cybersecurity risk management and cyber resiliency, in addition to expanded responsibilities beginning in October 2023 for our technology strategy, operations, and initiatives;

–
the Risk Management Committee receives regular reports from management on cybersecurity risk and issues and maintains primary oversight of risks arising from the related areas of data privacy and information security;

–
the annual joint session of the Risk Management and Audit Committees includes a report from our company’s Chief Information Security Officer on the cybersecurity threats facing our company and our company’s preparedness to meet and respond to those threats;

–
the full Board typically holds an annual cybersecurity educational session, which features the perspective of an outside expert on a current cybersecurity topic, complemented by special presentations from our company’s information security and risk management functions; and

–
the company typically holds an annual cybersecurity exercise to test its cyber incident response, completeness of playbooks, and communication protocols which involves the Board, senior level executives, third-party companies and regulators, as appropriate, with results and management learnings reported to the Cybersecurity and Technology Subcommittee and the full Board.

For additional information on our cybersecurity risk management and governance, see “Item 1C. Cybersecurity” of our 2023 Annual Report on Form 10-K.
▶
Climate risk

–
the company-level Risk Appetite Statement includes climate-risk specific risk statements and related metrics;

–
the Risk Management Committee receives quarterly reports from management on emerging risks, including climate-related risks; and

–
the Risk Management Committee receives “deep-dive” climate risk updates.

▶
Our company has a Climate Risk Executive within the risk management function who oversees the integration of climate risk activities into the enterprise risk management framework.

▶
Our company has senior-level operating committees and working groups that form part of our risk management structure and serve to guide and oversee climate risk management activities throughout the company.

▶
Management actively monitors the evolving regulatory environment and engages shareholders on climate-related topics.

Management-level risk structure underlying Board oversight
Each Board committee carries out its risk management responsibilities using reports from management containing information relevant to the risk areas under that committee’s oversight. The committees must therefore be confident that an appropriate risk monitoring structure is in place at the management level in order to be provided accurate and useful informational reports. The management-level risk oversight structure is robust. Our company relies on comprehensive risk management processes to identify, aggregate and measure, manage, and monitor risks. This system enables the Board of Directors to establish a mutual understanding with management of the effectiveness of our company’s risk management practices and capabilities, to review our company’s risk exposure and to elevate certain key risks for discussion at the Board level. A framework exists to account for the introduction of emerging risks or any increase in risks routinely taken, which would either be largely controlled by the risk limits in place or identified through the frequent risk reporting that occurs throughout our company.

U.S. Bancorp 2024 Proxy Statement	37

Corporate governance

The Executive Risk Committee, which is chaired by our Chief Risk Officer and includes the CEO and other members of the executive management team, oversees execution against the Risk Management Framework and company-level Risk Appetite Statement. The Executive Risk Committee meets monthly, and more frequently when circumstances merit, to provide executive management oversight of our Risk Management Framework, assess appropriate levels of risk exposure and actions that may be required for identified risks to be adequately mitigated, promote effective management of all risk categories, and foster the establishment and maintenance of an effective risk culture. The Executive Risk Committee members manage large, sophisticated groups within our company that are dedicated to controlling and monitoring risk to the levels deemed appropriate by the Board of Directors and executive management. These individuals, together with our company’s Controller, Treasurer and others, also provide the Board’s committees with information the committees need and request in order to carry out their oversight responsibilities. The Executive Risk Committee focuses on current and emerging risks, including strategic, reputational and conduct risks, directing timely and comprehensive actions. Senior operating committees have also been established as part of the risk governance structure under our Risk Management Framework to support the work of the Executive Risk Committee, with each having responsibility for oversight of a specified category of risk.
Our Board and management-level committees are supported by a “three lines of defense” model for establishing effective checks and balances. The first line of defense, primarily the revenue-generating business lines, manages risks in conformity with established limits and policy requirements. In turn, business leaders and their risk officers establish programs to ensure conformity with these limits and policy requirements. The second line of defense, primarily the Chief Risk Officer’s organization, but also including the policy and oversight activities of corporate support functions, translates risk appetite and strategy into actionable risk limits and policies. The second line of defense monitors the first line of defense’s compliance with limits and policies, and provides reporting and escalation of emerging risks and other concerns to senior management and the Risk Management Committee of the Board of Directors. The third line of defense, internal audit, is responsible for providing the Audit Committee and senior management with independent assessment and assurance regarding the effectiveness of our company’s governance, risk management and control processes.

38	U.S. Bancorp 2024 Proxy Statement

Certain relationships and related transactions

Certain relationships and related transactions
Review of related person transactions

The Board has adopted a written Related Person Transactions Policy for the review, evaluation and approval or ratification of transactions between our company and its related persons. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. “Immediate family members” include children, stepchildren, parents, stepparents, spouses, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the person’s household.
Except as described below, the policy requires the Governance Committee of the Board to review and evaluate and either approve or disapprove all transactions or series of transactions in which:
▶
the amount involved will, or may be expected to, exceed $120,000 in any fiscal year;

▶
our company is or will be a participant; and

▶
a related person has a direct or indirect interest.

The Board has determined that the Governance Committee does not need to review or approve certain transactions even if the amount involved will exceed $120,000, including the following transactions:
▶
lending and other financial services transactions or relationships that are in the ordinary course of business and non-preferential, and comply with applicable laws;

▶
transactions in which the related person’s interest derives solely from his or her services as a director of, and/or his or her ownership of less than ten percent of the equity interest (other than a general partner interest) in, another corporation or organization that is a party to the transaction;

▶
transactions in which the related person’s interest derives solely from his or her ownership of a class of equity securities of our company and all holders of that class of equity securities received the same benefit on a pro rata basis;

▶
transactions where the rates or charges involved are determined by competitive bids, or that involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

▶
employment and compensation arrangements for any executive officer and compensation arrangements for any director, provided that such arrangements have been approved by the Compensation and Human Resources Committee.

When considering whether to approve or ratify a transaction, the Governance Committee will consider facts and circumstances that it deems relevant to its determination, including:
▶
the nature and extent of the related person’s interest in the transaction;

▶
whether the transaction is on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with our company;

▶
the materiality of the transaction to each party;

▶
whether our company’s Code of Ethics and Business Conduct could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

▶
whether the transaction is in the best interest of our company; and

▶
in the case of a non-employee director, whether the transaction would impair his or her independence.

No director is allowed to participate in the deliberations or vote on the approval or ratification of a transaction if that director is a related person with respect to the transaction under review. On an annual basis, the Governance Committee assesses all ongoing relationships with related persons to confirm that the transactions are still appropriate.

U.S. Bancorp 2024 Proxy Statement	39

Certain relationships and related transactions

Related person transactions

Lending and other financial services transactions
During 2023, U.S. Bancorp and our banking and broker-dealer subsidiaries engaged in transactions in the ordinary course of business with some of our directors, executive officers and the persons that we know beneficially owned more than 5% of our common stock on December 31, 2023 (BlackRock, Inc. and The Vanguard Group), and the entities with which they are associated. In the ordinary course of business, we purchased investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange-traded funds, and other products affiliated with BlackRock and Vanguard, and we and such firms may receive fees in connection with those investments. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to our banking and broker-dealer subsidiaries and did not involve more than the normal risk of collectability or present other unfavorable features.
Transactions with entities or individuals affiliated with directors or executive officers
Our director Yusuf I. Mehdi currently serves as Executive Vice President, Consumer Chief Marketing Officer, at Microsoft Corporation. The company obtains services in the ordinary course of business from Microsoft, including desktop software, server and cloud enrollment, and support and development of products. During 2023, the company paid approximately $69 million to Microsoft for those services.
We also entered into a relationship with Microsoft in 2021 to purchase certain cloud computing services. The relationship consists of a cloud services contract with a 6-year term and a variable payment amount based on our cloud service usage, and a 3-year implementation and migration contract with fixed costs that are tied to achievement of milestones and paid over the course of the contract. The aggregate total payments over the term of the cloud services relationship are expected to be between $200 million and $300 million. Any amounts paid for the cloud computing services in 2023 have been deducted from existing credits with Microsoft. As a result, no actual payments were made under the contract in 2023. The amounts paid for all of these Microsoft products and services, in the aggregate, are less than 2% of each company’s total revenue. The annual revenue of Microsoft in fiscal year 2023 was approximately $212 billion.
Since December 30, 2022, U.S. Bank has employed Anne St.Clair, the sister of one of our retired executive officers who served as an executive officer until June 30, 2023 (James B. Kelligrew), in a Wealth Management advisor role which is a non-executive and non-strategic position. She received compensation of approximately $520,000 for 2023, which included a one-time cash award of  $140,000 to compensate her for amounts forfeited from her prior employer. In March 2023, we also granted her a long-term cash award of  $12,500 and 270 RSUs which will convert to shares of common stock upon vesting and which had a grant date fair value of approximately $12,500 (based on the NYSE closing price per share of our common stock of  $46.31 on the grant date). The annual business line incentive plan she participated in for 2023 is primarily commission-based. In addition, she receives employee benefits generally available to our employees. The company established her compensation consistent with our compensation practices applicable to employees in similar positions with equivalent qualifications and responsibilities.
These transactions were conducted at arm’s length and in the ordinary course of business by each party to the transactions. As discussed above under the heading “Director independence,” the Board of Directors has determined that the amounts involved in the transactions between U.S. Bancorp and Microsoft are immaterial to Microsoft’s gross revenues, and that the relationships had no unique characteristics that could influence Mr. Mehdi’s impartial judgment, and that Mr. Mehdi is an independent director.

40	U.S. Bancorp 2024 Proxy Statement

Proposal 2 — Advisory vote on executive compensation

Proposal 2 — Advisory vote on executive compensation
Executive compensation is an important matter to us. We are asking our shareholders to provide advisory approval of the compensation of our executive officers named in the Summary Compensation Table, as we have described it in the “Compensation discussion and analysis” and “Executive compensation” sections of this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers (NEOs) in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). We have been conducting annual advisory votes to approve executive compensation since 2009 and expect to conduct the next advisory vote at our 2025 annual meeting of shareholders.
We have designed our executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. Our company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting “FOR” or “AGAINST,” or abstaining from voting on, the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as discussed and disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation discussion and analysis section, the compensation tables and the related disclosure contained in this proxy statement.”
As discussed in the “Compensation discussion and analysis” section below, the Compensation and Human Resources Committee believes that the compensation of our NEOs in 2023 was reasonable and appropriate, reflected the performance of our company and the individual performance of each NEO, and aligned our executives’ interests with those of our shareholders to support long-term value creation.
This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our NEOs described in this proxy statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.
Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values our shareholders’ opinions, and the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
FOR
The Board of Directors recommends that you vote “FOR” approval of the compensation of our named executive officers, as disclosed in this proxy statement.

U.S. Bancorp 2024 Proxy Statement	41

Compensation discussion and analysis

Compensation discussion and analysis
This section explains how we compensated the individuals who served as our CEO or CFO during 2023 and each of our other most highly compensated executive officers for 2023 as determined under SEC rules (our named executive officers, or NEOs).
The NEOs are as follows for 2023:
▶
Andrew Cecere, Chairman, President and Chief Executive Officer;

▶
John C. Stern, Senior Executive Vice President and Chief Financial Officer (has served as Chief Financial Officer since September 1, 2023);

▶
Terrance R. Dolan, Vice Chair and Chief Administration Officer (previously served as Chief Financial Officer until August 31, 2023);

▶
Gunjan Kedia, Vice Chair, Wealth, Corporate, Commercial & Institutional Banking;

▶
Shailesh M. Kotwal, Vice Chair, Payment Services;

▶
Timothy A. Welsh, Vice Chair, Consumer and Business Banking; and

▶
Jeffry H. von Gillern, Former Vice Chair, Technology and Operations Services (until September 1, 2023; following that date he served in a non-executive officer capacity as an advisor to the Chief Executive Officer until December 31, 2023).

Reference Guide

42	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

Executive compensation overview
Program structure in 2023
Our Compensation and Human Resources Committee (referred to herein as the Committee) considers the views of our shareholders, along with industry trends and the specific strategy of our company, when designing our executive compensation program. The Committee considers the high level of support for our recent Say on Pay votes — over 92% in each of the last six years — as a continuing endorsement from our shareholders that our executive compensation program is structured effectively. In light of this sustained level of shareholder support, the Committee did not make any structural changes to our executive compensation program as a result of the 2023 Say on Pay vote.
2023 performance-based compensation results
Our 2023 compensation outcomes reflect our pay for performance philosophy, demonstrated through incentives that are earned based on achievement levels relative to goals that the Committee believes focus on long-term shareholder value creation.
▶
Payouts for NEOs’ 2023 annual cash incentive awards ranged from 78.1% to 86.2% of their respective target amounts, based on earnings per share (EPS) and business line pretax income results for the year.

▶
The PRSUs granted in 2021 were earned at 128.1% of the NEOs’ respective target amounts, based on absolute and relative return on equity (ROE) results for the 2021-2023 performance period. Our ROE performance was consistently in the top-quartile relative to the peer group during that period.

Corporate financial performance

In 2023, our company continued to demonstrate its financial strength and stability as well as the benefits of our diversified business model, as we maintained our sound credit quality and strong capital and liquidity position during a challenging banking and risk landscape. The company focused on prudent balance sheet positioning, disciplined credit management, and continued capital accretion, while continuing to support customers throughout the 2023 bank market disruption. Credit quality remains strong as we prudently manage credit underwriting with a through-the-cycle view and continue to maintain healthy capital and liquidity levels given the uncertain economic environment. We also continued to invest in key business initiatives to drive future growth. In May 2023, we successfully completed the main systems conversion of MUFG Union Bank, and continue to benefit from post-conversion synergies to leverage our broad product set, distribution network, and digitization and payments ecosystem.
U.S. Bancorp 2024 Proxy Statement	43

Compensation discussion and analysis

Elements of total direct compensation

Salary

- Only element of total direct compensation not at risk

Annual cash incentive

- Target amount set as percentage of salary – 350% for CEO, 225% for CFO[1]/CAO (Dolan) and 200% for other NEOs
- Metrics (each weighted at 50%): EPS and business line pretax income
- Qualitative review can modify formulaic funding levels if appropriate
- Individual performance and sensitivity to risk can modify final payout amount
- Payout at 0%–200% of target

PRSUs (performance-based restricted stock units) – 60% of long-term incentive value

- Metric: ROE (measured on absolute and relative basis)
- Three-year performance period with cliff vesting
- Earned at 0%–150% of target

RSUs (time-based restricted stock units) – 40% of long-term incentive value

- Three-year ratable vesting

CEO target total direct compensation

FIXED
Salary
8%
Annual cash incentive
29%
25%
Restricted stock units
PRSUs
38%
AT RISK

Other NEO[1] target total direct compensation

FIXED
Salary
12%
Annual cash incentive
25%
25%
Restricted stock units
PRSUs
38%
AT RISK

1.
Excludes John C. Stern, who became an executive officer on September 1, 2023.

Sound compensation practices

Our executive compensation program incorporates many strong governance features:
What we do
Significant majority of each executive officer’s compensation is at risk
We may cancel unvested equity awards and reduce cash incentive compensation for executives who demonstrate inadequate sensitivity to risk

Our robust clawback policies allow us to recoup annual cash incentive payouts attributable to incorrectly reported earnings, and comply with SEC and NYSE rules for recovery of erroneously-awarded incentive compensation determined in the event of an accounting restatement

We have meaningful stock ownership and hold-until-retirement requirements
The Committee retains an independent compensation consultant that provides no other services to our company
What we don’t do
No employment or change-in-control agreements for our executive officers
We do not permit executive officers to hedge or pledge their company stock
No single-trigger accelerated vesting of equity awards upon a change-in-control of the company
No tax gross-ups (except in relation to relocation expenses)
No dividends paid on unearned PRSUs; dividend equivalents accrued on earned PRSUs are not paid until the awards vest

44	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

Philosophy and objectives of our executive compensation program

Compensation program objective
The Committee has structured our executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. The Committee achieves this objective through a compensation program that:
▶
links a significant portion of total compensation to corporate and business line performance metrics, which we believe serves to create long-term shareholder value;

▶
provides total compensation that is market competitive, permitting us to hire and retain high caliber individuals;

▶
emphasizes long-term, stock-based compensation, encouraging our executive officers to think and act as long-term shareholders;

▶
subjects equity awards to multi-year performance, vesting and retention requirements that enhance executive ownership and encourage a long-term view of corporate achievement; and

▶
encourages an appropriate sensitivity to risk on the part of senior management, which protects long-term shareholder interests.

Pay for performance
We operate in a highly complex business environment and compete with both well-established financial institutions and also with non-banks. Our long-term business objective is to maximize shareholder value by consistently delivering superior returns on common equity that exceed the cost of equity. If we are successful in achieving this objective, the Committee believes the results will benefit our shareholders.
Accordingly, our executive compensation program is designed to reward our executives for achieving annual and long-term financial results that further our long-term business objectives.
▶
The annual cash incentive plan rewards performance relative to corporate EPS and business line pretax income targets established at the beginning of the fiscal year, with consideration of qualitative factors to support alignment with additional corporate priorities.

▶
NEOs earn PRSUs based on achievement of ROE targets over a three-year period, which directly measure the return generated by the company on shareholders’ investment.

▶
The ultimate value of both the PRSUs and RSUs earned depends on our long-term financial success, as reflected in the price of our common stock.

At the same time, the Committee carefully weighs the risks inherent in our executive compensation program against the program’s goals and the company’s risk appetite. Additional discussion of the risk oversight undertaken by the Committee can be found below under “Decision making and policies — risk considerations.”
Pay levels
When determining executive compensation levels each year, the Committee considers the value of each compensation element as well as the value of the total direct compensation package. Key factors that inform pay levels include the following:
▶
a review of market data and the competitive landscape, which includes our complexity and size relative to our peer institutions and the comparability of our NEOs’ responsibilities to corresponding roles at peer institutions;

▶
the performance, experience and expertise of the executive, including expanded scope of responsibilities when applicable;

▶
internal pay equity within the executive officer group;

▶
the company’s strategy and performance;

▶
the company’s and each individual executive’s risk management;

▶
business line performance as applicable for NEOs;

▶
compensation actions applicable to the broader employee base; and

▶
key talent succession planning and retention considerations.

U.S. Bancorp 2024 Proxy Statement	45

Compensation discussion and analysis

Compensation elements
Our NEOs’ total direct compensation consists of three elements:
▶
Base salary;

▶
Annual cash incentive awards; and

▶
Long-term incentive compensation (comprising 60% PRSUs and 40% RSUs).

Base salary

Base salary is the only component of the NEOs’ total direct compensation that is not at risk. The Committee considers the salary of executive officers relative to comparable executives in our compensation peer group and may make market-based adjustments as it deems appropriate. Salaries can also be adjusted to reflect experience and tenure in a position, internal pay equity within the executive officer group, promotions or increased scope of responsibilities, individual performance, and retention considerations.
2023 salary actions: The Committee adjusted each of the NEOs’ base salaries in 2023 between 2.9% and 4.0%, primarily to reflect competitive market conditions. On August 23, 2023, the Committee also approved an increase in Mr. Stern’s base salary to an annualized amount of  $700,000, effective September 1, 2023, in connection with his appointment as Chief Financial Officer.
NEO	2022 base salary	2023 base salary
Andrew Cecere	$1,300,000	$1,350,000
Terrance R. Dolan	$750,000	$780,000
Gunjan Kedia	$700,000	$725,000
Shailesh M. Kotwal	$680,000	$700,000
Timothy A. Welsh	$700,000	$725,000
Jeffry H. von Gillern	$700,000	$725,000
Annual cash incentive awards

How we determine our NEOs’ annual cash incentive awards
All executive officers have the opportunity to earn annual cash incentive awards under our Annual Executive Incentive Plan (the AEIP), which are set at target levels that reflect their roles and responsibilities. Potential payout opportunities under the AEIP are designed to reward achievement of corporate and business line goals.
The formula for calculating each NEO’s Annual Cash Incentive Payout under the AEIP consists of the following:
▶
Each NEO’s Target Award Amount, which is set by the Committee as a percentage of the NEO’s base salary (Target Award Percentage);

▶
The Final Bonus Funding Percentage applicable to each NEO, which is calculated based on a combination of corporate EPS and business line pretax income performance and subject to a qualitative review by the Committee; and

▶
The Committee’s assessment of each NEO’s Individual Performance and Risk Sensitivity, which can increase or decrease the value of the Bonus Funding Percentage applied to each NEO’s Target Award Amount. In no event may individual payouts exceed 200% of an NEO’s Target Award Amount.

46	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

Setting the Target Award Amounts
The Target Award Amount — which is expressed as a percentage of each executive officer’s base salary — is based on the officer’s level of responsibility within the organization as well as market-based and internal pay equity considerations. The Committee considers the Target Award Amount to be an important component of total compensation that is established to provide an appropriate balance between short-term, cash-based compensation and long-term, equity-based compensation.
2023 target award actions: The Committee made the following adjustments to the Target Award Percentages for each of our NEOs in 2023 to ensure that target compensation levels remained competitive within our compensation peer group relative to our size, giving consideration to the impact of the MUFG Union Bank acquisition in December 2022.
NEO	Target Award Percentage for 2022	Target Award Percentage for 2023	Target Award Amount for 2023
Andrew Cecere	300%	350%	$4,725,000
Terrance R. Dolan	200%	225%	$1,755,000
Gunjan Kedia	180%	200%	$1,450,000
Shailesh M. Kotwal	180%	200%	$1,400,000
Timothy A. Welsh	180%	200%	$1,450,000
Jeffry H. von Gillern	180%	200%	$1,450,000
On August 23, 2023, the Committee also approved for Mr. Stern an annual cash incentive award with target value of 180% of his base salary, or $1,260,000, under the AEIP, effective September 1, 2023 in connection with his appointment as Chief Financial Officer. Prior to his appointment as Chief Financial Officer on September 1, 2023, Mr. Stern was eligible to receive an award under the company’s Annual Incentive Plan (AIP) for 2023 performance. His target award level under the AIP was $450,000 for 2023. The performance goals, award structure, and other terms applicable to awards under the AIP are the same as those applicable for 2023 AEIP awards, except that the EPS results were weighted 35% and the business line pretax income results were weighted 65% in the calculation of his pro-rated award under the AIP for 2023.
Calculating the Final Bonus Funding Percentage
The Bonus Funding Percentage is calculated using two evenly weighted factors:
▶
the Corporate Result, which is based on EPS performance for 2023, as adjusted; and

▶
the Business Line Result, which is based on applicable business line or corporate pretax income performance for the executive officer.

The Committee believes that EPS and pretax income targets are appropriate performance metrics for the executive officers’ annual cash incentive awards for the following reasons:
▶
EPS is a common metric used by investors to evaluate the profitability of a company, showing the earnings (net income) we make on each outstanding share of common stock;

▶
a focus on EPS supports alignment of the interests of the executive officers with those of shareholders;

▶
EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and use of capital;

▶
the pretax income targets are the fundamental drivers of the company’s revenues and income before taxes; and

▶
the EPS and pretax income targets are aligned with annual financial plan targets, which the Board and management have assessed for achievability; accordingly, the targets provide incentives to take appropriate amounts of risk to achieve those goals.

U.S. Bancorp 2024 Proxy Statement	47

Compensation discussion and analysis

In addition, both EPS and pretax income are used across the organization for cash bonus payout calculations, and the Committee believes that using these measures in executive officer incentive award calculations supports alignment with their areas of responsibility.
Both the Corporate Result and Business Line Result are assessed relative to targets included in our company’s annual financial plan. The Board establishes these financial targets at the beginning of the fiscal year with the intent that they represent challenging, yet achievable, goals. Under the AEIP, the Committee has the authority to adjust results to exclude the effect of certain events. The Final Bonus Funding Percentage is calculated as follows:
▶
Corporate Result: The percentage by which corporate EPS differs from the EPS target is multiplied by a leverage factor to magnify the positive or negative variation from the results, yielding the Corporate Result. A leverage factor of 2:1 is applied to corporate achievement of EPS goals between 80% and 120% of target. For any amount by which corporate achievement of EPS goals is less than 80% or more than 120%, the leverage factor is 1:1.

✓   The target level of EPS set by the Committee for 2023 was $5.43.
This target EPS level is intended to reflect the core earnings of the company and, as such, excluded the impact of notable items related to the MUFG Union Bank acquisition. Additional information on the calculation of the 2023 Corporate Result, based on adjusted EPS results, is described below.
▶
Business Line Result: A payout component is calculated for each business line based on the percentage by which the business line’s pretax income varies from target, using the same leverage factor as is applied to corporate performance. For executives with leadership responsibilities for the entire company, including Messrs. Cecere, Dolan, and Stern, or for those with a corporate-wide support function, including Mr. von Gillern, the Business Line Result is based on the weighted average of the pretax income results of all the company’s business lines. For executives who lead a revenue-producing group, including Ms. Kedia, Mr. Kotwal and Mr. Welsh, the Business Line Result is based on the weighted average pretax income results of the business lines within the group that the executive leads. Additional information on the calculation of the 2023 Business Line Result, based on adjusted pretax income results, for each NEO is described below.

▶
Each of the Corporate Result and the Business Line Result is multiplied by 50% and then added together to arrive at the Formulaic Bonus Funding Percentage for each NEO. As discussed above, Mr. Stern received pro-rated awards under the AIP and AEIP for 2023. For the pro-rated portion of his award under the AIP for service in roles during 2023 prior to his appointment as Chief Financial Officer, the Corporate Result was weighted 35% and the Business Line Result was weighted 65% in the calculation of his award under that plan.

▶
The Committee performs a Qualitative Review of the Formulaic Bonus Funding Percentage, which includes a holistic assessment of performance on key strategic priorities, as described below. The results of the Committee’s assessment of these additional performance factors allows the Committee to adjust the formulaic bonus calculation by up to 25% (either positively or negatively) to create greater alignment with overall organizational performance if appropriate.

48	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

100%
+/-
% difference between actual and target EPS
x
Leverage factor
=
Corporate result
x
50%
=
Corporate component
+
Business line result
x
50%
=
Business line component
=
% difference between actual and target pretax income
x
Leverage factor
100%
+/-
=
Formulaic bonus funding percentage
+/-
Qualitative review assessment
=
Final bonus funding percentage
+/-
Individual performance and/or risk sensitivity adjustment
=
NEO final bonus funding award percentage

2023 Corporate Result: The Corporate Result was 67% and was calculated as follows:
▶
The target level of EPS set by the Committee for 2023 excluding certain notable items was $5.43.

▶
The company reported EPS results of  $3.27, which was adjusted upward by $1.26 for purposes of the Corporate Result to account for notable items, including merger and integration charges related to the MUFG Union Bank acquisition, merger-related balance sheet optimization and capital actions taken to meet regulatory Category II capital commitments made as a condition of the merger, certain notable items that the Committee deemed appropriate and loan loss reserve variation as described below.

▶
The resulting adjusted EPS value used to calculate the Corporate Result was $4.53.

▶
The Corporate Result of 67% was the outcome after applying the leverage factor to the percentage difference between target and adjusted EPS results.

Funding and Payout of Corporate Result
For purposes of computing the Formulaic Bonus Funding Percentage for the Corporate Result, the Committee adjusts actual reported EPS to (i) remove the impact of any variation in our loan loss reserve build or release on an after-tax basis, while including net charge-offs to capture actual credit losses experienced and (ii) normalize any notable items that impacted EPS during the performance year.
The Committee established its approach to adjusting for variation in our loan loss reserve in 2020 in connection with our adoption of the Current Expected Credit Losses (CECL) accounting standard in January 2020. Our adoption of CECL creates the potential for significant accounting volatility and uncertainty with respect to the loan loss reserve that is often dependent upon a number of judgmental factors and economic assumptions. In an effort to measure performance based on actual credit losses, the company excludes changes in the allowance driven by these factors and includes net charge-offs in the determination. For 2023, this calculation resulted in an upward adjustment to our reported EPS of  $0.14.
It has also been the Committee’s practice to adjust for notable items that are unusual or related to acquisitions. In 2023, the EPS result was adjusted upward by $0.73 to exclude the impact of merger and integration charges related to the MUFG Union Bank acquisition as well as certain balance sheet repositioning and capital management actions, and a foundation

U.S. Bancorp 2024 Proxy Statement	49

Compensation discussion and analysis

contribution to fund a community benefit plan entered into as part of the merger. The Committee also made an upward adjustment of  $0.36 related to an FDIC special assessment, an upward adjustment of  $0.08 per diluted share to address a portion of deposit pricing pressures caused by certain bank failures and market events during 2023 to ensure the retention of newly acquired MUFG Union Bank customer deposits and reduced the EPS result by $0.05 related to a favorable tax settlement. The Committee adjustments resulted in a total Corporate Result EPS of  $4.53.
2023 Business Line Results: The Business Line Result was 93.5%, which was calculated as follows:
▶
Pre-tax income targets are established at the beginning of the year for each of our company’s 18 revenue-producing business lines in support of our Corporate EPS target.

▶
For 2023, pretax income results, inclusive of the regular adjustments relating to loan loss reserves and CECL described above and adjustments for notable items related to the MUFG Union Bank transaction, ranged from 86.7% to 118.8% of target performance across our company’s 18 revenue-producing business lines.

▶
These results generated Business Line Results of 73.5% to 137.6% following application of the leverage factor and the 0% floor and 200% ceiling.

▶
The weighted average Business Line Result of all business lines was 93.5%.

For purposes of computing the Formulaic Bonus Funding Percentage for the Business Line Result, pretax income includes a component for changes in the loan loss reserve driven by loan balances and changes in loan portfolio credit quality. The Committee adjusts these results so that the effect of any variation in our loan loss reserve build or release driven by such changes in loan portfolio credit quality is reduced by 50%. The Committee believes that this adjustment serves to align bonus funding with changes in credit quality while reducing some of the volatility caused by variable judgmental factors. The Committee applies these adjustments for loan loss reserve variation consistently, whether the ultimate impact is positive or negative, and believes that such adjustments maintain accountability for credit quality.
The Business Line Results were as follows for the NEOs:
NEO	Business Line Result
Andrew Cecere John C. Stern Terrance R. Dolan Jeffry H. von Gillern	93.5% (based on weighted average pretax income results for all the company’s business lines)
Gunjan Kedia	94.7% (based on weighted average pretax income results for the business lines within the Wealth, Corporate, Commercial and Institutional Banking group)
Shailesh M. Kotwal	105.4% (based on weighted average pretax income results for the business lines within the Payment Services group)
Timothy A. Welsh	89.1% (based on weighted average pretax income results for the business lines within the Consumer and Business Banking group)
The Qualitative Review
In 2021, the Committee implemented a qualitative review process into the cash bonus funding determination, which allows the Committee to consider the appropriateness of, and need for, any adjustments to the formulaic bonus calculation to ensure greater alignment with overall organizational performance.
For 2023, the qualitative review focused on the Committee’s assessment of performance relative to key strategic initiatives, including the MUFG Union Bank conversion and integration, execution of the company’s capital strategy, the completion of targeted expense optimization efforts, risk management, promoting client relationships with capital efficient solutions that prioritized deposit gathering and leveraged full-bank capabilities, and company-wide transformation initiatives, ESG, community and diversity, equity and inclusion initiatives, which included our environmental commitments and our commitments under U.S. Bank Access Commitment™ and our Community Benefits Plan.
2023 Qualitative Review actions: Based on its assessment of corporate performance and the factors noted above, the Committee determined that the formulaic outcomes appropriately recognized performance for the company’s executive officers in 2023 and, therefore, did not to make any qualitative adjustments to the formulaic bonus funding percentage outcome. In making this decision, the Committee recognized the meaningful positive impacts of the successful MUFG Union Bank

50	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

conversion and integration, effective execution of the company’s capital strategy resulting in a 9.9% common equity Tier 1 (CET1) capital ratio at December 31, 2023, and the achievement of targeted expense optimization efforts in 2023, but decided not to make a qualitative adjustment to company incentive funding levels for executive officers for 2023 given the challenging banking and risk landscape. Further, the Committee considered the impact of risk factors on the calculated annual cash incentive award funding and associated payout level that was well below target.
Factoring in individual performance and risk sensitivity
The Committee considers the performance of the business lines managed by each executive officer and that executive officer’s individual performance during the year. The Committee also uses a formal “risk scorecard” assessment which, together with the individual performance assessment, can result in downward or upward adjustments to each NEO’s Bonus Funding Award Percentage to reflect that executive’s demonstrated sensitivity to risk.
The Committee believes that it is important to retain the ability to recognize outstanding individual performance and risk mitigation in determining Annual Cash Incentive Payouts, as well as to acknowledge circumstances where individual performance improvements are suggested or where inappropriate risk-taking behaviors have occurred. Modifications to our NEOs’ Bonus Funding Award Percentage based on their individual performance and risk sensitivity have been used only occasionally, however, and have historically been modest in scope.
2023 individual performance and risk sensitivity actions: The Committee determined that each NEO’s applicable Final Bonus Funding Percentage appropriately reflected that executive’s performance and contributions to the company in 2023. Accordingly, no individual performance-based modifications were made to the NEO’s Bonus Funding Percentages. Following an analysis of each NEO’s risk scorecard results, the Committee did not make any risk-based modifications to the NEOs’ Final Bonus Funding Percentages.
2023 Annual Cash Incentive Payout results: The resulting payouts made to the NEOs in March 2024 for 2023 performance under the AEIP (and for Mr. Stern, the AEIP and AIP) were as follows:
1.
Mr. Stern’s 2023 annual cash incentive payout reflects a pro-rated amount calculated based on his target award level of  $450,000 under the AIP for the period from January 1, 2023 through August 31, 2023, and his target award level of  $1,260,000 under the AEIP for the period from September 1, 2023 to December 31, 2023. For purposes of calculating the pro-rata portion of his AIP award, the Corporate Result was weighted 35% and the Business Line Result was weighted 65%. For purposes of calculating the pro-rata portion of his AEIP award, the Corporate Result was weighted 50% and the Business Line Result was weighted 50%.

U.S. Bancorp 2024 Proxy Statement	51

Compensation discussion and analysis

Long-term incentive awards

Establishing the structure of the equity awards
Long-term, equity-based compensation represents the most significant portion of our NEOs’ total compensation package. The Committee uses equity awards to align the NEOs’ interests with those of long-term shareholders. In 2023, 63% of our CEO’s target total direct compensation and between 60% and 65% of our other NEOs’ (excluding Mr. Stern) target total direct compensation consisted of equity awards.
The Committee currently grants equity awards to executive officers under the U.S. Bancorp 2015 Stock Incentive Plan. In 2023, 60% of the value of each executive officer’s long-term incentive award was granted in the form of PRSUs that will cliff vest (if earned) on the third anniversary of the grant date, following a three-year performance period, and 40% was granted in the form of RSUs that vest ratably over three years from the date of grant. Cash dividends on unvested PRSUs accrue during the performance period but are only paid at vesting on shares earned, if any, by the executives.
The mix of performance-based and time-based equity awards, with the mix more heavily weighted toward performance-based equity, is designed to motivate achievement of financial objectives while encouraging retention and stock ownership.
Setting the value of the equity awards
Each year in January, the Committee determines the dollar value of the long-term incentive awards to be granted to the executive officers, with the grants being made on a pre-determined date in February or March. In setting each year’s award amounts, the Committee considers the relative market position of the awards and the total compensation for each executive, the proportion of each executive’s total direct compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention, and corporate performance.
2023 equity value actions: The Committee increased the value of the long-term incentive awards granted to the NEOs in 2023 to align the NEOs’ total compensation more closely with the opportunities available to executives in similar roles at companies in our peer group relative to our size, giving consideration to the impact of our MUFG Union Bank acquisition in December 2022.
NEO	Value of equity awards granted in 2022	Value of equity awards granted in 2023
Andrew Cecere	$10,000,000	$10,500,000
Terrance R. Dolan	$4,200,000	$4,500,000
Gunjan Kedia	$3,250,000	$3,500,000
Shailesh M. Kotwal	$3,000,000	$3,200,000
Timothy A. Welsh	$3,250,000	$3,500,000
Jeffry H. von Gillern	$3,250,000	$4,000,000
Based on his prior role as President of the Global Corporate Trust and Custody business, and prior to becoming Chief Financial Officer on September 1, 2023, Mr. Stern received RSUs with a grant-date value of  $600,000 in March 2023. As previously disclosed by the company on a Form 8-K filed on August 23, 2023, the Committee determined that Mr. Stern would be eligible to receive a long-term equity award consistent with the structure and terms of other executive officers in 2024.
Selecting the performance metrics for the PRSU awards
The number of PRSUs earned at the end of the three-year performance period is determined by a formula that uses a comparison of our actual ROE result to target-level ROE, as well as our ROE performance relative to our peer financial institutions. ROE is used as the performance metric because:
▶
it directly reflects the return generated by the company on our shareholders’ investment;

▶
it encompasses profitability, efficiency, balance sheet management and financial leverage, and is among the most widely used indicators of financial performance in our industry;

▶
achieving a high ROE requires an appropriate balance between achieving the highest return on invested capital and managing risk within the company’s established risk tolerance levels; and

▶
using ROE as a performance metric aligns the interests of the executives with those of long-term shareholders because sustaining a high ROE is a primary driver of strong earnings growth and long-term valuation.

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Compensation discussion and analysis

The Committee uses a performance matrix, illustrated below, that reflects both absolute and relative ROE scales to determine the final PRSU award amounts earned during the performance period. Target levels of both absolute and relative ROE are established, with maximum and minimum levels also identified. Earn-out amounts are determined using straight-line interpolation.
The Committee believes that the PRSU earn-out structure provides an important balance between rewarding the achievement of absolute performance goals and strong relative performance. Executives are not rewarded for poor performance simply because members of our financial peer group have even worse performance, nor are they rewarded for exceeding expectations if performance relative to peers is substandard. In addition, by using a sliding scale for each ROE performance metric, the matrix takes into account the amount of variance from the ROE target and peer group ROE results, rewarding performance while mitigating the incentive for excessive risk taking that may result from an “all-or-nothing” award.
Setting the levels of absolute and relative ROE for the PRSU performance matrix
The target and maximum ROE levels selected by the Committee for the three-year performance period are based on the ROE range included in the company’s profitability goals publicly communicated prior to the grant date.
The Company’s ROE result may be adjusted from reported results to normalize the effect of significant notable items such as merger-related charges in the event of an acquisition. Since 2020, ROE results include adjustments related to the impact of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced. These CECL-related adjustments to the ROE calculation for the PRSU awards were adopted by the Committee in January 2020, when we adopted the accounting standard.
The Committee also establishes a sliding scale of ROE achieved relative to the ROE of our financial peer group, which consists of the following institutions: Bank of America, Citizens, Fifth Third, J.P. Morgan, KeyCorp, PNC, Regions, Truist Financial, and Wells Fargo. This group is used by the company for financial comparison purposes because these companies, along with U.S. Bancorp, are the largest financial services companies based in the United States that provide broadly comparable retail and commercial banking services. The ROE performance matrix provides that performance above the median of peers will increase the payout otherwise earned based on our absolute ROE result, while performance below the median of peers will reduce the award payout.
The company’s absolute and relative ROE results for each of the three years within the performance period are applied to the performance matrix to produce a percentage of target PRSUs results for that year. At the end of the performance period, the percentage results for the three years will be averaged to determine the percentage of target PRSUs earned and eligible to vest upon the third anniversary of the grant date.
Results of PRSUs earned 2021-2023: In March 2021, PRSUs were granted for the 2021-2023 performance period using the following ROE performance matrix:
ROE performance matrix for awards granted in 2021 (performance period: 2021-2023) and 2022 (performance period: 2022-2024)
		Percentage of target PRSUs earned
Company ROE result (vertical axis)	Company ROE of 17.5% or more	75%	125%	150%
	Company ROE target (14.5%)	50%	100%	125%
	Company ROE of 8.0% or less (but >0%)	25%	50%	90%
	Company ROE of 0% or less	0%	0%	0%
		Ranking at 25th %ile or below	Ranking at median	Ranking at 75th %ile or above
		Peer group ROE ranking (horizontal axis)
The absolute and relative ROE performance during the three-year period was as follows:
Year	ROE1	Peer group ranking2	Earn out percentage
2021	13.3%	At or above 75th%ile	118.7%
2022	15.9%	At or above 75th%ile	137.0%
2023	14.95%	At or above 75th%ile	128.7%
Final earnout percentage for PRSU awards granted in 2021			128.1%

U.S. Bancorp 2024 Proxy Statement	53

Compensation discussion and analysis

1.
ROE results for each of 2021, 2022 and 2023 include adjustments related to the impacts of the CECL accounting standard as described above. Reported ROE for 2021, 2022 and 2023 was 16%, 12.6% and 10.8%, respectively. For 2023, reported ROE results included notable items while adjusted ROE results excluded the impact of notable items, which included merger and integration charges related to the MUFG Union Bank acquisition, balance sheet repositioning and capital management actions, an FDIC special assessment, a foundation contribution and a favorable discrete tax settlement.

2.
This relative ranking reflects ROE results reported by peers, including any adjustments.

Based on our absolute performance through the end of 2023 as well as our top quartile performance relative to the peer group during the 2021-2023 period, the PRSUs were earned at 128.1% of target, and those units vested on the third anniversary of their grant date. The number of units earned by each NEO for performance during the 2021-2023 period is reported in the Outstanding equity awards at 2023 fiscal year-end table later in this proxy statement.
2022 PRSU awards. The PRSUs granted in 2022 used the same performance matrix shown above for the 2021 awards. The absolute ROE threshold and related payout factors were established based on the cost of capital and greater economic volatility at the time the goals were established.
2023 PRSU awards. For 2023 awards, the Committee approved PRSU awards with the matrix shown below. This matrix increased the threshold ROE level and decreased the payout for top quartile relative performance at the threshold ROE level to reflect current macroeconomic conditions and the interest rate environment.
ROE performance matrix for awards granted in 2023 (performance period: 2023-2025)
		Percentage of target PRSUs earned
Company ROE result (vertical axis)	Company ROE of 17.5% or more	75%	125%	150%
	Company ROE target (14.5%)	50%	100%	125%
	Company ROE of 10.0% or less (but >0%)	25%	50%	75%
	Company ROE of 0% or less	0%	0%	0%
		Ranking at 25th %ile or below	Ranking at median	Ranking at 75th %ile or above
		Peer group ROE ranking (horizontal axis)
Decision making and policies

Who is involved in making executive compensation decisions
Executive compensation policy, practices, and amounts are determined by the Committee, which is composed entirely of independent directors. The Committee has responsibility for setting each component of compensation for our CEO with the assistance and guidance of its independent compensation consultant, Meridian Compensation Partners, LLC (Meridian).
Our CEO and senior members of our human resources function, with the assistance of Meridian, develop initial recommendations for all components of compensation for the executive officers other than the CEO and present their recommendations to the Committee for review and approval. The Committee also annually reviews the total amount and types of compensation paid to non-employee members of the Board of Directors and recommends any changes to the independent directors for approval.
The Committee retains an independent compensation consultant to:
▶
provide advice regarding compensation program design, competitive practices, market trends, and peer group composition;

▶
provide perspectives and assist the Committee in setting the pay of our CEO;

▶
provide the same advisory services to the Committee, our CEO, and senior members of our human resources function regarding the compensation of the other executive officers; and

▶
advise the Committee on non-employee director compensation.

Meridian does not provide any other services to our company. Following a review of the relationship between the company and Meridian in 2023, the Committee concluded that Meridian’s work for the Committee did not raise any conflicts of interest or independence concerns.

54	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

How executive compensation is determined
The executive compensation outcomes described in the preceding pages are the culmination of substantial analysis and decisions made by the Committee over time, as follows:
January — February

▶
Review the company’s recent performance in several key financial metrics and compare it to the performance of its peer institutions

▶
Review risk scorecard summaries for each executive officer

▶
Determine the cash incentive payouts to be made under the AEIP based on the previous year’s corporate, business line, and individual performance and sensitivity to risk

▶
Calculate the percentage of target PRSU awards earned for the last completed performance period

▶
Set the executive officers’ base salaries and target award percentages for the coming year under the AEIP

▶
Establish the structure and performance targets for the coming year under the AEIP

▶
Set the structure and amount of the executive officers’ long-term incentive awards

▶
Establish performance targets for the upcoming PRSU awards and the value of equity awards to be granted to executive officers in February or March

▶
Consider risks arising from the company’s incentive compensation plans (see below for more information about the risk consideration process)

April

▶
Review total realizable compensation summary sheets for each executive officer, including compensation outcomes under various termination scenarios

▶
Review Say on Pay voting recommendations from proxy advisors and consider the results of the shareholder vote

July — October

▶
Review comparative compensation information from peer institutions (see below for more information about our compensation peer group), as well as a larger group of diversified financial companies

▶
Receive compensation consultant reports on executive compensation practices and trends in the financial services industry

December

▶
Receive management reports on feedback from fall shareholder engagement conversations

▶
Establish design of executive compensation program for the upcoming year and make preliminary decisions about target levels of compensation

▶
Evaluate the CEO’s performance with input from all of the non-employee directors

Ongoing

▶
Review the company’s year-to-date financial performance relative to the targets included in its incentive compensation plans

▶
Review relevant factors as part of the Qualitative Review process in connection with incentive compensation funding determination

▶
Evaluate the structure of the executive compensation program and assess its effectiveness in creating long-term shareholder value

U.S. Bancorp 2024 Proxy Statement	55

Compensation discussion and analysis

Compensation peer group
The Committee aims to establish compensation that is competitive within a reasonable range of median amounts, taking into consideration each NEO’s performance, tenure in position, and comparability of the NEO’s role with corresponding roles in peer institutions. The Committee used the following group of financial services companies to perform market assessments when setting the compensation of our executive officers in 2023 (listed in descending order of assets as of December 31, 2023):
Company name	Assets1 ($ in millions)	Market capitalization1 ($ in millions)	Revenue2 ($ in millions)
JPMorgan Chase & Co.	$3,875,393	$491,761	$158,104
Bank of America Corporation	$3,179,876	$266,455	$98,581
Citigroup Inc.	$2,405,306	$98,450	$78,462
Wells Fargo & Company	$1,932,468	$178,749	$82,597
The PNC Financial Services Group, Inc.	$561,580	$61,683	$21,490
Truist Financial Corporation	$535,349	$49,239	$23,390
Capital One Financial Corporation	$478,464	$49,937	$36,787
Fifth Third Bancorp	$214,574	$23,488	$8,708
Citizens Financial Group, Inc.	$221,964	$15,451	$8,224
U.S. Bancorp	$663,491	$67,387	$28,013
U.S. Bancorp percentile ranking	50%	51%	41%

1.
Source: S&P Capital IQ based on company filings and market data; at December 31, 2023

2.
Source: S&P Capital IQ based on company filings and market data; for the year ended December 31, 2023; excludes taxable-equivalent adjustments

There were no changes to the 2022 peer group; accordingly, the 2023 peer group consisted of the same peer companies. The Committee selects compensation peer group companies that it believes represent our most meaningful competitors in the marketplace for executive talent. The Committee also reviews and uses compensation data from a large group of diversified financial services companies as an additional point of comparison. As a result of this ongoing analysis and resulting compensation adjustments, our executive compensation positioning is generally within market range, recognizing that several positions are unique to our company and do not have clear market comparisons.
Stock ownership and retention requirements
The Committee believes that ownership of our common stock by our executive officers directly aligns their interests with those of our other shareholders and helps balance the incentives for risk taking inherent in equity-based awards. We require our executives to hold significant amounts of company stock. We also require that they retain until retirement a substantial portion of their vested stock awards (net of shares withheld to satisfy tax obligations), even after minimum ownership levels have been met. The current ownership and retention requirements are as follows:
Retention requirement
Executive Officer	Minimum ownership level	Until minimum level is met	After minimum level is met and until retirement
CEO	6x base salary	75% of net shares	50% of net shares
Other executive officers	3x base salary	75% of net shares	25% of net shares
Vested PRSUs, all RSUs, and stock received and held after exercise of stock options are included in determining whether an executive officer satisfies his or her ownership requirements. As of December 31, 2023, all of our NEOs have exceeded the minimum required ownership level except for our Chief Financial Officer given his recent appointment as an executive officer. All of our NEOs are in compliance with the retention requirements, including our Chief Financial Officer who will be subject to our stock ownership and retention policy’s restrictions on stock dispositions until his ownership requirement is met.

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Compensation discussion and analysis

Clawback and forfeiture provisions applicable to executive awards
▶
Clawback of paid cash awards: Under its existing clawback policy, the Committee may adjust and recoup cash incentive amounts paid to any executive officer as it deems appropriate, if attributable to materially misleading reported earnings that require restatement.

▶
Forfeiture of unpaid cash awards: Payouts of annual cash incentive awards can be reduced to $0, regardless of company performance relative to plan metrics, if the executive officer has demonstrated negative personal performance that was significantly insensitive to risk during the performance period.

▶
Cancellation of unvested equity awards: The equity award agreements for executive officers provide that outstanding awards can be canceled if the executive’s conduct has subjected the company to significant financial, reputational or other risk through violations of company policies, laws or regulations; negligent or willful misconduct; or activity resulting in a significant or material control deficiency.

▶
Additional mandatory recovery policy adopted in 2023: In October 2023, the Committee adopted a new Incentive-Based Compensation Recovery Policy designed to implement the mandatory incentive-based compensation recovery in compliance with applicable SEC and NYSE rules. The new recovery policy applies to the company’s executive officers and requires recovery of incentive-based compensation erroneously received by executive officers after an accounting restatement as required under those rules. This new policy is in addition to, and does not replace, the existing policy.

Change-in-control provisions for executive officers
▶
No cash benefit: The executive officers are not entitled to receive any cash payments upon a change-in-control of our company, with or without a subsequent termination in employment, except as provided by broad-based severance plans generally available to our employees. None of our NEOs have employment or standalone change-in-control agreements.

▶
No single-trigger equity acceleration: The equity award agreements for executive officers provide that a change-in-control of our company would not trigger accelerated vesting of an executive officer’s outstanding equity awards unless his or her employment was involuntarily terminated within 12 months after the change-in-control other than for cause.

Hedging and pledging policy
The company’s Insider Trading Policy prohibits executive officers and directors of the company from hedging shares of the company’s common stock, including, but not limited to, using short sales, puts, calls, prepaid variable forwards, equity swaps, collars and exchange funds. The policy also prohibits executive officers and directors from pledging shares of the company’s common stock as collateral for a loan or holding the company’s common stock in a margin account.
Health and other benefits
Our NEOs are eligible to receive health benefits under the same plans and on the same terms available to our other employees, matching contributions to their U.S. Bank 401(k) Savings Plan accounts on the same basis as our other employees, and retirement benefits that are earned over their career with the company. Our NEOs and certain other employees are eligible to participate in our Deferred Compensation Plan. We provide additional information on these plans in the “Executive compensation” section below. In addition, the principal perquisites we may provide to our executive officers include reasonable home security system services, parking and financial planning expense reimbursement, business club dues, and limited personal use of corporate aircraft and corporate housing for out-of-state commuting purposes. NEOs do not receive gross-up payments for tax liabilities resulting from perquisites, except in relation to certain relocation expenses.
Risk considerations
Overview: Prudent risk taking is an integral part of any business strategy, and our compensation program is not intended to encourage management decisions that completely eliminate risk. Rather, the combination of various elements in our program is designed to encourage appropriate sensitivity to risk and mitigate the potential to reward risk taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and negatively affect shareholder value. Our compensation practices are also designed to reward performance while maintaining our core commitment to customer service and ethical principles. Together with the company’s processes for strategic planning, its internal control over financial reporting and other financial and compliance policies and practices, the design of our compensation program helps to discourage management actions that demonstrate insensitivity to risk.
Role of management: As a large financial services company, we are subject to ongoing regulatory reviews of incentive compensation policies and practices. We routinely undertake a thorough risk analysis of every incentive compensation plan

U.S. Bancorp 2024 Proxy Statement	57

Compensation discussion and analysis

of the company, the individuals covered by each plan and the risks inherent in each plan’s design and implementation. We also conduct validation and back-testing activities to ensure that our compensation plans are correctly risk rated, that they are designed to adequately mitigate inherent risk, and that each plan is administered effectively. The Incentive Review Committee was created to oversee that review and to provide more comprehensive oversight of the relationship between the various kinds of risk we manage and our company’s incentive compensation plans and programs. The Incentive Review Committee meets throughout the year and reviews and approves all company incentive plans.
The Incentive Review Committee reviews incentive plan elements such as risk controls, plan participants, performance measures, performance and payout curves or formulas, how target level performance is determined (including whether any thresholds and caps exist), how frequently payouts occur, and the mix of fixed and variable compensation that the plan delivers. The plans and programs are also reviewed from the standpoint of reasonableness (for example, how target pay levels compare to similar plans for similar employee groups at other companies, and how payout amounts relate to the results that generate the payments), how well the plans and programs are aligned with the company’s goals and objectives and with its risk appetite, and from an overall standpoint, whether these plans and programs represent an appropriate mix of short-term and long-term compensation.
As part of this review by the Incentive Review Committee, our management team, including senior risk officers and individuals from the compensation department, have identified the risks inherent in these programs and have modified plans and controls where appropriate to mitigate certain potential risks. For example, most business line incentive compensation plans with a credit component track early defaults, or defaults that occur within the first 12 months, and must include a provision that allows the company to offset future payments by the amount of the previously paid incentives related to the early default.
In addition, a “risk scorecard” assessment measuring adequacy of risk management is undertaken for senior management-level employees who have the individual ability to pose material risk to the company, including the executive officers; all employees who have credit responsibility and who participate in annual corporate cash incentive plans; and all employees who, as part of a group, can engage in risk-taking behavior that could be material to the company and who participate in annual corporate cash incentive plans. This analysis serves as the basis for annual cash incentive plan adjustments for these employees. Annually, the Incentive Review Committee also addresses risk events that pose a material adverse impact to the company or business line to determine whether an event should trigger cancellation of equity awards. The Incentive Review Committee has reviewed its process with the Committee and discussed the areas where compensation-related risks were being addressed by plan modifications, or were mitigated by internal controls or otherwise.
Role of the Board: The Committee also conducts an annual review of the compensation packages and components for the executive officers. The Committee assesses the incentives for risk taking contained in the compensation program and balances them with the other goals of the compensation program. In evaluating the incentives for risk taking in compensation plans and policies for executive officers, the Committee considered the following risk-mitigating aspects of those plans and policies:
Overall executive compensation program risk mitigation factors

▶
Long-term incentive focus: The majority of the total compensation received by executive officers is in the form of equity awards with multi-year vesting schedules, which helps to ensure that executives have significant value tied to long-term stock price performance and mitigates incentives to manage the company with an excessive focus on short-term gain.

Annual cash incentive risk mitigation factors

▶
Specific risk sensitivity analysis: The Committee considers corporate risk management performance in determining the bonus funding percentage. In addition, a “risk scorecard” assessment is performed for executive officers and can result in adjustments to individual award payouts under the AEIP.

▶
Clawback policy: The company’s incentive compensation clawback policies discourage risk taking that could lead to improper financial reporting.

▶
Cap on award value: The maximum annual cash incentive award payable to an executive officer is equal to 200% of that officer’s target award value, which limits the potential incentive to take excessive risk to maximize award value.

58	U.S. Bancorp 2024 Proxy Statement

Compensation discussion and analysis

Long-term incentive risk mitigation factors

▶
Equity cancellation provisions: Executive officers’ unvested equity awards can be cancelled if their conduct has subjected the company to significant financial, reputational or other risk.

▶
Choice of performance metric: The PRSUs use ROE as the measure of corporate performance for determining the final number of units earned under the award. Achieving a high ROE requires an appropriate balance between achieving the highest return on invested capital and managing risk within the company’s established risk tolerance levels.

▶
Maximum PRSU payout limited: The number of units that may be earned under the performance formula is capped at 150%, which limits the potential incentive to take excessive risk to maximize award value.

▶
Sliding scale earn-out calculation: The PRSU performance matrix takes into account the amount of variance from the ROE target and peer group ROE results, mitigating the incentive for excessive risk taking that may result from an “all-or-nothing” award.

▶
Meaningful stock ownership and retention requirements: Executives are required to hold significant amounts of company stock, a portion of which must be held until retirement, which we believe fosters the alignment of executives’ interests with those of our long-term shareholders.

▶
Policy prohibiting hedging of shares: Our executives are prohibited from taking actions designed to hedge or offset any decrease in the market value of our common stock.

Based on a consideration of the foregoing reviews and factors, the Committee has determined that risks arising from the company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.

U.S. Bancorp 2024 Proxy Statement	59

Compensation committee report

Compensation Committee report
The Compensation and Human Resources Committee has reviewed and discussed the “Compensation discussion and analysis” with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and in our 2023 Annual Report on Form 10-K.
Compensation and Human Resources Committee of the Board of Directors of U.S. Bancorp
Scott W. Wine, Chair
Warner L. Baxter
Kimberly J. Harris
Roland A. Hernandez

The foregoing Compensation and Human Resources Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates the report by reference therein.

60	U.S. Bancorp 2024 Proxy Statement

Executive compensation

Executive compensation
Summary compensation table

The following table shows the cash and non-cash compensation awarded to or earned by our NEOs in fiscal years 2021, 2022 and 2023.
Name and principal position1	Year	Salary ($)	Stock awards ($)2	Non-equity incentive plan compensation ($)3	Change in pension value and non-qualified deferred compensation earnings ($)4	All other compensation ($)5	Total ($)
Andrew Cecere Chairman, President and Chief Executive Officer	2023	1,350,000	10,500,000	3,794,175	7,210,212	62,570	22,916,957
	2022	1,300,000	10,000,000	4,785,300	—	72,214	16,157,514
	2021	1,200,000	9,800,000	4,534,680	3,583,061	48,535	19,166,276
John C. Stern Senior Executive Vice President and Chief Financial Officer	2023	527,308	600,000	607,260	91,970	18,600	1,845,138
Terrance R. Dolan Vice Chair and Chief Administration Officer	2023	780,000	4,500,000	1,409,265	1,857,078	32,331	8,578,674
	2022	750,000	4,200,000	1,840,500	—	38,038	6,828,538
	2021	725,000	4,000,000	1,860,930	550,771	22,957	7,159,658
Gunjan Kedia Vice Chair, Wealth, Corporate, Commercial and Institutional Banking	2023	725,000	3,500,000	1,173,050	220,797	130,447	5,749,294
	2022	700,000	3,250,000	1,451,520	45,795	146,317	5,593,632
	2021	655,000	2,800,000	1,511,216	97,353	321,819	5,385,388
Shailesh M. Kotwal Vice Chair, Payment Services	2023	700,000	3,200,000	1,206,800	199,606	106,695	5,413,101
	2022	680,000	3,000,000	1,408,824	107,752	95,504	5,292,080
	2021	655,000	2,800,000	1,523,792	72,358	316,344	5,367,494
Timothy A. Welsh Vice Chair, Consumer and Business Banking	2023	725,000	3,500,000	1,132,450	144,152	41,165	5,542,767
	2022	700,000	3,250,000	1,440,180	62,418	37,245	5,489,843
	2021	655,000	2,800,000	1,395,936	91,176	38,403	4,980,515
Jeffry H. von Gillern Former Vice Chair, Technology and Operations Services	2023	725,000	4,000,000	1,164,350	352,002	31,086	6,272,438
	2022	700,000	3,250,000	1,546,020	—	30,492	5,526,512
	2021	675,000	3,000,000	1,540,080	83,493	30,322	5,328,895

1.
Name and principal position
Mr. Dolan served as our Chief Financial Officer from January 1, 2023, through August 31, 2023, and then assumed a broader role as our Chief Administration Officer on September 1, 2023. Mr. Stern is our current Chief Financial Officer and assumed the role on September 1, 2023. Mr. von Gillern served in his role as Vice Chair, Technology and Operations Services, until September 1, 2023; he remained employed by the company and served as an advisor to the Chief Executive Officer through December 31, 2023. The amounts reported here for 2023 reflect compensation paid or awarded for the entire year for each of these NEOs.

2.
Stock awards
The amounts in this column are calculated based on the number of time-based restricted stock units, or RSUs, and performance-based restricted stock units, or PRSUs, awarded and the fair market value of U.S. Bancorp common stock on the date the award was made in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. See Note 18 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2023 values in this table reflect the fair market value of each officer’s RSUs plus the target payout for the PRSUs on the grant date. The number of PRSUs subject to each of these awards will be determined after a three-year performance period beginning on January 1, 2023, and ending December 31, 2025. Depending on our company performance during the

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performance period, 0% to 150% of the target number of PRSUs granted to the NEOs will be earned. The fair market value of RSUs plus the maximum potential payout amounts for the PRSUs on the grant date were as follows: (i) Mr. Cecere, $13,650,000; (ii) Mr. Stern did not receive PRSUs in 2023, so his maximum value of  $600,000 is reflected in the table; (iii) Mr. Dolan, $5,850,000; (iv) Ms. Kedia, $4,550,000; (v) Mr. Kotwal, $4,160,000; (vi) Mr. Welsh, $4,550,000; and (vii) Mr. von Gillern, $5,200,000.
3.
Non-equity incentive plan compensation
The 2023 amounts in this column represent the Annual Executive Incentive Plan, or AEIP, awards (and for Mr. Stern, the aggregate prorated amounts under the AIP and AEIP). Such amounts were determined in January 2024 based on 2023 performance and paid out in March 2024. The AEIP and these awards are discussed above in the “Compensation discussion and analysis” section of this proxy statement.

4.
Change in pension value and non-qualified deferred compensation earnings
The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the U.S. Bank Pension Plan and the U.S. Bank Non-Qualified Retirement Plan. A number of factors can cause the amounts reflected in this column to vary significantly, including volatility in the discount rate applied to determine the value of future payment streams and changes to mortality assumptions.

The change in present value amounts reported for 2023 are significantly larger than those reported for 2022 for certain NEOs. These larger increases in value are due to the decline in discount rates in 2023; year-end 2023 rates were roughly 45 basis points lower than for year-end 2022, compared with a roughly 255 basis point increase from the prior year (which significantly reduced the 2022 values). Other factors contributing to the higher change amounts are increases in pay, age and service.
The net present values of the pension benefits as of December 31, 2023, used to calculate the net change in pension benefits were determined using the same assumptions used to determine our pension obligations and expense for financial statement purposes. See Note 17 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K for these specific assumptions. Additional information about our Pension Plan and Non-Qualified Retirement Plan is included below under the heading “Pension benefits.” We have not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in this column.
5.
All other compensation
The following table describes each component of the All Other Compensation column for fiscal year 2023:

Name	Parking reimbursement ($)	Matching contribution into 401(k) savings plan ($)	Reimbursement of financial planning expenses ($)	Home security system expenses ($)	Commuting expenses ($)a	Housing expenses ($)a	Business club dues ($)	Other ($)b	Total ($)
Mr. Cecere	5,400	13,200	26,835	7,695	—	—	4,509	4,931	62,570
Mr. Stern	5,400	13,200	—	—	—	—	—	—	18,600
Mr. Dolan	5,400	13,200	7,000	710	—	—	6,021	—	32,331
Ms. Kedia	—	13,200	15,886	—	54,416	38,217	5,728	3,000	130,447
Mr. Kotwal	—	13,200	7,000	—	71,957	14,538	—	—	106,695
Mr. Welsh	5,400	13,200	15,870	—	—	—	3,695	3,000	41,165
Mr. von Gillern	5,400	13,200	7,000	1,042	—	—	4,444	—	31,086

a.
The amounts for Ms. Kedia and Mr. Kotwal represent expenses for corporate housing in Minnesota, air travel expenses related to use of aircraft fractionally-owned by the company or commercial flights, and related parking and ground transportation when commuting between their out-of-state residences and our corporate headquarters in Minnesota.

b.
The amount for Mr. Cecere represents the incremental cost for personal use of company-owned aircraft for one flight taken by Mr. Cecere and his spouse. The amounts for Ms. Kedia and Mr. Welsh represent matching contributions under our charitable matching gifts program, which is available to all of our employees.

The aggregate incremental cost for corporate-owned aircraft is determined by multiplying the total number of personal flight hours by the direct variable operating costs of the aircraft per hour including costs related to fuel, landing and parking fees, and crew expenses. For fractionally-owned aircraft, including amounts referenced in footnote (a) above, the incremental cost is determined by multiplying the total number of personal flight hours by the contracted hourly and fuel charges. As the aircraft are used primarily for business travel, we do not include fixed costs that do not change based on usage, such as crew salaries, aircraft acquisition costs and monthly management fees for fractionally-owned aircraft. In addition, a NEO’s spouse might accompany him or her on a business-related flight on a company-owned aircraft if a seat on that aircraft would otherwise be empty. There is no incremental cost to our company for such flights.
Our NEOs are occasionally permitted to use sporting and cultural events tickets. As such tickets were previously acquired by our company for business entertainment, there is no incremental cost to our company for the use of such tickets.

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Grants of plan-based awards

The following table summarizes the equity and non-equity plan-based awards granted to the NEOs in fiscal year 2023.
Grants of plan-based awards for fiscal year 2023
Name	Grant date	Committee approval date	Estimated future payouts under non-equity incentive plan awards1		Estimated future payouts under equity incentive plan awards4			All other stock awards: number of shares of stock or units (#)5	Grant date fair value of stock awards ($)6
			Target ($)2	Maximum ($)3	Threshold (#)	Target (#)	Maximum (#)
Andrew Cecere	—	—	4,725,000	9,450,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	136,040	204,060	—	6,300,012
	3/2/23	1/23/23	—	—	—	—	—	90,693	4,199,993
John C. Stern	—	—	720,000	1,440,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	—	—	—	12,956	599,992
Terrance R. Dolan	—	—	1,755,000	3,510,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	58,303	87,454	—	2,700,012
	3/2/23	1/23/23	—	—	—	—	—	38,868	1,799,977
Gunjan Kedia	—	—	1,450,000	2,900,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	45,347	68,020	—	2,100,020
	3/2/23	1/23/23	—	—	—	—	—	30,231	1,399,998
Shailesh M. Kotwal	—	—	1,400,000	2,800,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	41,460	62,190	—	1,920,013
	3/2/23	1/23/23	—	—	—	—	—	27,640	1,280,008
Timothy A. Welsh	—	—	1,450,000	2,900,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	45,347	68,020	—	2,100,020
	3/2/23	1/23/23	—	—	—	—	—	30,231	1,399,998
Jeffry H. von Gillern	—	—	1,450,000	2,900,000	—	—	—	—	—
	3/2/23	1/23/23	—	—	0	51,825	77,737	—	2,400,016
	3/2/23	1/23/23	—	—	—	—	—	34,550	1,600,011

1.
Estimated future payouts under non-equity incentive plan awards
These columns show the potential payments for each NEO under our AEIP (and for Mr. Stern, the aggregate prorated amounts under the AIP and AEIP) for 2023 performance. Actual annual cash incentive payout amounts are determined in accordance with a formula based on corporate EPS performance and business line pretax income performance, ranging in each case from 0% to 200% of target levels, subject to adjustment for individual performance and risk sensitivity. Additional information regarding how the payout amounts for these awards are determined is included above in “Compensation discussion and analysis — Annual cash incentive awards,” and the actual amounts paid based on 2023 performance are reported above in the “Non-equity incentive plan compensation” column in the “Summary compensation table”.

2.
Target estimated future payouts under non-equity incentive plan awards
As described above in “Compensation discussion and analysis — Annual cash incentive awards,” the Compensation and Human Resources Committee establishes a target cash incentive amount for each NEO, expressed as a percentage of that NEO’s base salary.

3.
Maximum estimated future payouts under non-equity incentive plan awards
As described above in “Compensation discussion and analysis — Annual cash incentive awards,” the maximum cash incentive amount for each NEO equals 200% of that NEO’s target amount.

4.
Estimated future payouts under equity incentive plan awards — PRSUs
The threshold, target and maximum columns each show the potential number of PRSUs that could be earned by each NEO during the three-year performance period beginning on January 1, 2023 and ending December 31, 2025. The number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROE performance during the performance period, as set forth in the applicable award agreements. Additional information regarding how the PRSU awards are earned is included above in “Compensation discussion and analysis — Long-term incentive awards.”

Any PRSUs earned during the performance period will vest on March 2, 2026, the third anniversary of the grant date. Cash dividends on unvested PRSUs are accrued during the performance period, but accrued dividends are only paid upon vesting on shares earned, if any, by the NEOs.

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5.
All other stock awards: number of shares of stock or units — RSUs
The RSUs vest over a three-year period, with 33% of the RSUs vesting on the first and second anniversaries of the grant date (March 2, 2024 and March 2, 2025, respectively) and the remaining 34% of the RSUs vesting on the third anniversary of the grant date (March 2, 2026). The RSUs pay an amount in cash equal to the dividends paid on our shares of common stock.

6.
Grant date fair value of stock awards
The grant date fair value of the PRSUs and the RSUs was calculated using the target number of units multiplied by the closing market price of a share of our common stock on the grant date in accordance with FASB ASC Topic 718.

Outstanding equity awards at 2023 fiscal year-end

The following table shows the outstanding equity held by the NEOs at the end of fiscal year 2023.
	Option awards			Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)1	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)1
Andrew Cecere	102,251	55.01	2/16/2027	—	—	—	—
	140,445	39.49	2/18/2026	—	—	—	—
	102,044	44.32	2/19/2025	—	—	—	—
	93,366	40.32	2/20/2024	—	—	—	—
	—	—	—	90,693(2)	3,925,193	—	—
	—	—	—	—	—	204,060(3)	8,831,717
	—	—	—	47,594(4)	2,059,868	—	—
	—	—	—	—	—	159,829(5)	6,917,399
	—	—	—	25,402(6)	1,099,399	—	—
	—	—	—	143,553(7)	6,212,974	—	—
John C. Stern	—	—	—	12,956(2)	560,736	—	—
	—	—	—	6,544(4)	283,224	—	—
	—	—	—	3,240(6)	140,227	—	—
Terrance R. Dolan	52,829	55.01	2/16/2027	—	—	—	—
	2,331	41.88	7/18/2026	—	—	—	—
	37,455	39.49	2/18/2026	—	—	—	—
	26,531	44.32	2/19/2025	—	—	—	—
	26,583	40.32	2/20/2024	—	—	—	—
	—	—	—	38,868(2)	1,682,207	—	—
	—	—	—	—	—	87,454(3)	3,785,009
	—	—	—	19,990(4)	865,167	—	—
	—	—	—	—	—	67,128(5)	2,905,300
	—	—	—	10,368(6)	448,727	—	—
	—	—	—	58,592(7)	2,535,862	—	—
Gunjan Kedia	27,267	55.01	2/16/2027	—	—	—	—
	—	—	—	30,231(2)	1,308,398	—	—
	—	—	—	—	—	68,020(3)	2,943,906
	—	—	—	15,468(4)	669,455	—	—
	—	—	—	—	—	51,945(5)	2,248,180
	—	—	—	7,258(6)	314,126	—	—
	—	—	—	41,015(7)	1,775,129	—	—

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	Option awards			Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)1	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)1
Shailesh M. Kotwal	27,267	55.01	2/16/2027	—	—	—	—
	37,455	39.49	2/18/2026	—	—	—	—
				27,640(2)	1,196,259	—	—
	—	—	—	—	—	62,190(3)	2,691,583
	—	—	—	14,279(4)	617,995	—	—
	—	—	—	—	—	47,949(5)	2,075,233
	—	—	—	7,258(6)	314,126	—	—
	—	—	—	41,015(7)	1,775,129	—	—
Timothy A. Welsh	—	—	—	30,231(2)	1,308,398	—	—
	—	—	—	—	—	68,020(3)	2,943,906
	—	—	—	15,468(4)	669,455	—	—
	—	—	—	—	—	51,945(5)	2,248,180
	—	—	—	7,258(6)	314,126	—	—
	—	—	—	41,015(7)	1,775,129	—	—
Jeffry H. von Gillern	39,199	55.01	12/31/2026	—	—	—	—
	42,802	39.49	2/18/2026	—	—	—	—
	30,614	44.32	2/19/2025	—	—	—	—
	29,000	40.32	2/20/2024	—	—	—	—
	—	—	—	34,550(2)	1,495,324	—	—
	—	—	—	—	—	77,737(3)	3,364,457
	—	—	—	15,468(4)	669,455	—	—
	—	—	—	—	—	51,945(5)	2,248,180
	—	—	—	7,776(6)	336,545	—	—
	—	—	—	43,944(7)	1,901,896	—	—

1.
The amounts in these columns are calculated using a per share value of  $43.28, the closing market price of a share of our common stock on December 29, 2023, the last trading day in December.

2.
The RSUs vest in three annual installments commencing on the first anniversary of grant date, such that 33% of the RSUs vest on March 2, 2024, and March 2, 2025, respectively, and the remaining 34% of the RSUs vest on March 2, 2026.

3.
The amount shown represents the maximum number of PRSUs that can be earned during the three-year performance period of January 1, 2023, to December 31, 2025. The actual number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROE performance during the performance period, as set forth in the applicable award agreements and as determined by the Compensation and Human Resources Committee. Performance for 2023 was above target, but the results could change during the remaining two years of the performance period. Any earned PRSUs will vest on March 2, 2026, the third anniversary of the grant date.

4.
The RSUs vest in three annual installments commencing on the first anniversary of grant date, such that 33% of the RSUs vest on March 3, 2023, and March 3, 2024, respectively, and the remaining 34% of the RSUs vest on March 3, 2025.

5.
The amount shown represents the maximum number of PRSUs that can be earned during the three-year performance period of January 1, 2022, to December 31, 2024. The actual number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROE performance during the performance period, as set forth in the applicable award agreements and as determined by the Compensation and Human Resources Committee. Performance for each of 2022 and 2023 was above target, but the results could change during the remaining year of the performance period. Any earned PRSUs will vest on March 3, 2025, the third anniversary of the grant date.

6.
The RSUs vest in three annual installments commencing on the first anniversary of grant date, such that 33% of the RSUs vested on March 5, 2022, and March 5, 2023, respectively, and the remaining 34% of the RSUs vest on March 5, 2024.

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7.
The amount shown represents the actual number of PRSUs earned based on our performance during the three-year performance period beginning on January 1, 2021, and ending December 31, 2023, as compared to the targets set forth in the applicable award agreements and determined by the Compensation and Human Resources Committee. These awards vest on March 5, 2024, the third anniversary of the grant date.

Option exercises and stock vested

The following table summarizes information with respect to stock option awards exercised and RSUs and PRSUs vested during fiscal year 2023.
Option exercises and stock vested during fiscal year 2023
	Stock awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)1
Andrew Cecere	181,974	8,776,281
John C. Stern	8,547	403,688
Terrance R. Dolan	75,950	3,663,158
Gunjan Kedia	50,466	2,430,794
Shailesh M. Kotwal	49,880	2,403,656
Timothy A. Welsh	50,466	2,430,794
Jeffry H. von Gillern	57,975	2,796,172

1.
Stock awards — value realized on vesting

Value determined by multiplying the number of vested shares by the market value on the vesting date (determined for these purposes as the closing market price of a share of our common stock on the date prior to the vesting date, or on the most recent prior business day in the event the date prior to the vesting date is not a business day).
Pension benefits

Pension benefits for fiscal year 2023
The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the NEOs.
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)1, 2	Payments during last fiscal year ($)
Andrew Cecere	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	38	20,835,944	—
	Excess benefit	38	10,747,454	—
	U.S. Bank Pension Plan	38	934,801	—
	Total		32,518,199(3)	—
John C. Stern	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—	—
	Excess benefit	24	201,890	—
	U.S. Bank Pension Plan	24	185,490	—
	Total		387,380	—
Terrance R. Dolan	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	3	72,640	—
	Excess benefit	25	6,880,455	—
	U.S. Bank Pension Plan	25	1,039,861	—
	Total		7,992,956	—

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Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)1, 2	Payments during last fiscal year ($)
Gunjan Kedia	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—	—
	Excess benefit	30	704,968	—
	U.S. Bank Pension Plan	7	77,979	—
	Total		782,947	—
Shailesh M. Kotwal	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—	—
	Excess benefit	9	655,339	—
	U.S. Bank Pension Plan	9	132,263	—
	Total		787,602	—
Timothy A. Welsh	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	—	—	—
	Excess benefit	7	437,337	—
	U.S. Bank Pension Plan	7	86,752	—
	Total		524,089	—
Jeffry H. von Gillern	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	1	15,145	—
	Excess benefit	23	1,490,165	—
	U.S. Bank Pension Plan	23	449,398	—
	Total		1,954,708	—

1.
The measurement date and material actuarial assumptions applied in quantifying the present value of the current accrued benefits are discussed in Note 17 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K. These assumptions include the use of a 5.07% discount rate for the supplemental and excess plans and a 5.16% discount rate for the qualified pension plan. The mortality assumptions used are based on the white collar PRI-2012 mortality table projected generationally using the MP-2021 improvement scale. The average pay used for the benefit calculations was historical pay through the measurement date (December 31, 2023).

The amounts in this column were calculated based on the earliest age at which the applicable NEO is entitled to receive unreduced retirement benefits and ignore any vesting requirements. The earliest age of unreduced retirement benefits is 65 for all our NEOs, and all are currently vested in 100% of their pension benefits.
2.
In the event of the death of one of the NEOs in this table, a pre-established percentage of the NEO’s pension benefits will be paid to the NEO’s beneficiary. The actual percentage paid to the beneficiary is dependent on the form of payment of benefits elected by the NEO. The default percentage is 50% to the NEO’s spouse. An additional lump sum death benefit may be payable based on certain actuarial calculations.

The benefit amounts shown in this column assume that each NEO will reach his or her retirement age. Due to the level of discount rates (or any accelerated service), the present value of death benefits commencing immediately would exceed the total present value of accumulated benefits shown in this column by the following amounts: (i) Mr. Cecere, $1,718,749; (ii) Mr. Stern, $130,515; (iii) Mr. Dolan, $0; (iv) Ms. Kedia, $179,843; (v) Mr. Kotwal, $58,631; (vi) Mr. Welsh, $61,257; and (vii) Mr. von Gillern, $119,590.
3.
Mr. Cecere is 100% vested and eligible to begin receiving his benefits upon retirement. If any of the vested benefits are paid before Mr. Cecere reaches age 65, the benefits are reduced by certain early retirement benefit formulas specified in the applicable plan for each year prior to Mr. Cecere’s reaching age 65. These early retirement benefit formulas reduce the annual pension benefit amount payable to Mr. Cecere due to the longer benefit payment period related to the earlier commencement of benefits. Per the standard provisions of the supplemental plan, upon his attainment of age 60, Mr. Cecere became eligible for five accelerated years of service credit for service to age 65. Mr. Cecere is currently eligible for two accelerated years of service credit, worth approximately $1.7 million; this value will gradually be reflected in the table above and will have no extra value if he works to age 65. There is no effect on the applicable early reductions or benefit timing noted above.

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Understanding our Pension Benefits Table
This section provides information regarding the company’s retirement programs in which our NEOs participate, which include the U.S. Bank Pension Plan and the U.S. Bank Non-Qualified Retirement Plan.
Our company sponsors the U.S. Bank Pension Plan (the Pension Plan) which was created through the merger of the former U.S. Bancorp’s career average pay defined benefit plan, the U.S. Bancorp Cash Balance Pension Plan (which we refer to as the Old Cash Balance Plan), and the former Firstar Corporation’s non-contributory defined benefit plan, which was primarily a final average pay plan (the Firstar Plan). The Firstar Plan was frozen to new-hire employees on July 3, 2008, and to rehire employees on November 15, 2009. Participation in the Pension Plan requires one year of service with U.S. Bancorp or its affiliates.
Employees who were hired or rehired prior to July 3, 2008, or November 15, 2009, respectively, could elect to (i) continue to accrue benefits under the final average pay formula of the Pension Plan, or (ii) accrue benefits under the U.S. Bank 2010 Cash Balance Plan (the 2010 Cash Balance Plan), which represents the cash balance portion of the Pension Plan. In the event of no election, participants defaulted into the 2010 Cash Balance Plan. Participants that elected to receive pension benefits or defaulted into the 2010 Cash Balance Plan had their existing benefits in the pension plan frozen and earn future benefits under the cash balance formula, under which participants receive (i) annual pay credits based on eligible pay multiplied by a percentage determined by their age and years of service, and (ii) an annual interest credit.
For participants who elected to continue to accrue benefits under the final average pay formula, benefits are calculated using a final average pay formula, based upon the participant’s years of service and average salary of the five-consecutive-year period in which compensation was the highest during the ten years prior to retirement. Normal retirement age is 65.
Vesting of benefits requires five years of service for benefits under the final average pay formula and three years of service for benefits under the 2010 Cash Balance Plan. Mr. Dolan is the only NEO (of those eligible at the time) who elected to remain covered by the final average pay formula; all other NEOs are covered by the 2010 Cash Balance Plan.
Although no new benefits accrued under the Old Cash Balance Plan and Firstar Plan for service after 2001, benefits previously earned under those plans have been preserved and will be part of a retiree’s total retirement benefit. In order to preserve the relative value of benefits that use the final average pay formula, subsequent changes in compensation (but not in service) may increase the amount of those benefits. Messrs. Cecere, Dolan and von Gillern have earned benefits under the Old Cash Balance Plan that will be included in their ultimate retirement benefits.
The U.S. Bank Non-Qualified Retirement Plan
As federal laws limit the amount of compensation we may consider when determining benefits payable under qualified defined benefit pension plans, we also maintain a non-contributory, non-qualified retirement plan, the U.S. Bank Non-Qualified Retirement Plan, which we refer to as the Non-Qualified Plan. The Non-Qualified Plan pays the excess pension benefits that would have been payable under our current and prior qualified defined benefit pension plans if the federal limits were not in effect.
As part of her compensation package, Ms. Kedia receives an additional 23 years of service when calculating her pay credits in the Non-Qualified Plan. The additional years of service represent her service with her prior employer. Messrs. Cecere, Dolan and von Gillern are eligible for a supplemental benefit, which is also paid under the Non-Qualified Plan, that augments benefits earned under the Pension Plan and the non-qualified excess benefits discussed above. The supplemental benefit ensures that eligible NEOs receive a total retirement benefit equal to a fixed percentage of the NEO’s final average cash compensation. For purposes of this supplemental benefit, final average cash compensation includes annual base salary, annual cash bonuses and other cash compensation awards as determined by the Compensation and Human Resources Committee. Eligibility for these supplemental benefits has been determined by this committee based on individual performance and level of responsibility. Vesting of the supplemental benefit is generally subject to certain conditions, including that an NEO provide a certain number of years of service determined by the Compensation and Human Resources Committee.
Mr. Cecere is eligible for an amount of total retirement benefits (comprised of components described above) at age 65 equal to 55% of the average cash compensation during his final three years of service, reduced by his estimated retirement benefits from Social Security. Mr. Cecere is fully vested in his supplemental benefit. In the case of Messrs. Dolan and von Gillern, their supplemental benefits were frozen in 2001. Accordingly, Mr. Dolan has a frozen monthly annuity of  $522, in which he is fully vested, payable as early as his termination date, and Mr. von Gillern also has a frozen monthly annuity benefit of $138, in which he is fully vested, payable as early as his termination date.

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In accordance with his election, Mr. Cecere’s supplemental benefit will be paid in the form of a lump sum. For the supplemental benefits payable to Messrs. Dolan and von Gillern, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement. As the present value of the supplemental benefit for Messrs. Dolan and von Gillern is currently less than $400,000, in accordance with plan rules, their supplemental benefit will default to payment in a lump sum. Messrs. Dolan and von Gillern each have the option to make an election to receive their supplemental benefit as an annuity if the election is made 12 months prior to their respective termination dates, they are over age 55, and the present value of the supplemental benefit exceeds $50,000. The amount of the lump sum distribution equals the actuarial equivalent of the annuity form of payment and is calculated using substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 17 to our consolidated financial statements included in our 2023 Annual Report on Form 10-K. The means of calculating the various annuity benefits are described in the pension plan.
Nonqualified deferred compensation

Under the U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) (the Executive Deferred Compensation Plan), members of our senior management, including all of our NEOs, may choose to defer all or a part of their annual base salary and annual cash incentive payments. Cash compensation that is deferred is deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.
Shown below are the rates of return for each of the investment options (also known as measurement funds) available under the Executive Deferred Compensation Plan for the period from January 1, 2023 through December 31, 2023:
Fund Name	2023 Returns
Stable Value Fund	2.76%
Bond Index Fund	5.72%
US Large Cap Equity Index Fund	26.28%
US Small-Mid Equity Index Fund	25.43%
International Equity Index Fund	17.88%
Deferred Savings U.S. Bancorp Stock Fund	4.59%
Amounts deferred under the Executive Deferred Compensation Plan are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of the hypothetical investment options selected by the plan participant. Participants are allowed to change their investment elections at any time, but the changes are only effective at the beginning of the following calendar quarter. The measurement funds are merely measuring tools to determine the amount by which account balances will be debited or credited to reflect deemed investment returns on deferred compensation.
Although the plan administrator has established procedures permitting a participant to reallocate deferred amounts among these investment alternatives after the initial election to defer, the election to defer is irrevocable, and the deferred compensation will not be paid to the participant until his or her retirement or earlier termination of employment. At that time, the participant will receive, depending upon the payment choice and investment alternatives selected by the participant, payment of the amounts credited to the participant’s account under the plan in a lump-sum payment or in annual installments over 5, 10, 15 or 20 years. Payments are made ratably in cash from each of the investment alternatives in which the participant has a balance, except the U.S. Bancorp stock fund, which is generally paid in shares. If a participant dies before the entire deferred amount has been distributed, the undistributed portion will be paid to the participant’s beneficiary in a single lump sum. The benefits under the plan are otherwise not transferable.

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The following table summarizes information with respect to the participation of the NEOs in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.
Nonqualified deferred compensation for fiscal year 2023
Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)1	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Andrew Cecere	—	—	—	—	—
John C. Stern	—	—	—	—	—
Terrance R. Dolan	—	—	—	—	—
Gunjan Kedia	362,880	—	53,820	—	565,290(2)
Shailesh M. Kotwal	915,218	—	675,754	—	3,734,343(3)
Timothy A. Welsh	432,054	—	52,644	—	1,429,559(4)
Jeffry H. von Gillern	—	—	—	—	—

1.
Aggregate earnings in last FY

The amounts reported in this column represent the change during the last fiscal year in the value of the underlying investment fund or U.S. Bancorp stock fund in which the NEO’s deferred amounts were deemed to be invested and any increases in the deferred amounts due to dividends payable upon those funds.
2.
Ms. Kedia deferred cash compensation earned for her 2018 and 2022 performance, for a total deferred contribution of  $473,875.50. These amounts were included in her compensation reported in the Summary Compensation Table in our proxy statements for 2018 and 2022.

3.
Mr. Kotwal deferred cash compensation each year from 2018 to 2023, for a total deferred contribution of  $2,951,281. This amount includes deferred salary from 2018, 2019, 2021, 2022, and 2023, and deferred incentive pay earned for his 2018, 2019, 2021, and 2022 performance. This deferred compensation was reported in the Summary Compensation Table in our proxy statement for the applicable years for which he was a NEO.

4.
Mr. Welsh deferred cash compensation each year from 2017 to 2023, for a total deferred contribution of  $1,403,246. Of this amount, $1,275,444 is deferred salary from 2019 and 2020 and deferred incentive pay earned for his 2019, 2020, 2021, and 2022 performance. This deferred compensation was reported in the Summary Compensation Table in our proxy statement for the applicable years. Mr. Welsh’s total deferred contribution also includes $127,802 in deferred salary from 2017 and 2018 and deferred incentive pay earned for his 2018 performance that was not included in the Summary Compensation Table in our proxy statement, as Mr. Welsh was not a NEO in 2017 and 2018.

Potential payments upon termination or change-in-control

General
None of our NEOs have employment or standalone change-in-control agreements. Any NEO whose employment is voluntarily or involuntarily terminated is entitled to the payments or other benefits that have accrued and are vested under the benefit plans discussed above in this proxy statement. Except as is specifically described below with respect to disability, death, termination of employment following a change-in-control (as defined in the equity award agreements), qualifying severance or early retirement, no NEO is entitled to any other benefits upon any employment termination or change-in-control scenario, except as provided by broad-based severance plans generally available to our employees. In accordance with applicable SEC rules, information presented for Mr. von Gillern, who retired from the company on December 31, 2023, is only included for his retirement.
Payments made upon disability
Cash payments: Under the terms of the Non-Qualified Plan, Mr. Cecere is eligible for an annual disability benefit that is equal to 60% of his current annual cash compensation. The definition of disability is similar to that used for the broad-based disability program described below. The definition of annual cash compensation is the same definition as is used to calculate supplemental pension benefits under this plan, without using a five-year average. His agreement under the non-qualified retirement plan provides that Mr. Cecere is eligible to receive disability payments through the earlier of the cessation of his disability or reaching his normal retirement age.
The Company amended the U.S. Bank Long-Term Disability Plan, our broad-based disability program, effective January 1, 2024. Information included below reflects the benefits that would have been available to each NEO other than Mr. Cecere

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under the prior plan in effect in December 2023. Under that prior plan, which was insured by Hartford Life and Accident Insurance Company, Messrs. Stern, Dolan, Kotwal, and Welsh and Ms. Kedia were eligible for an annual disability benefit of $150,000 (i.e., 50% of annual cash compensation, capped at $300,000 of compensation). Optional additional disability insurance was available for purchase by those NEOs. The definition of disability is generally that a participant is unable to perform material duties of his or her own occupation for 24 months following the six-month elimination period, or any occupation after 24 months, and suffers a loss of at least 20% in pre-disability earnings. The definition of annual cash compensation is actual compensation for the one-year period ending September 30. The disability benefit for any NEO would have been reduced by any benefits payable under the Pension Plan, Social Security and worker’s compensation. The duration of disability payments under the prior plan was dependent upon the age of the participant when the disability occurs. Because each of Messrs. Stern, Dolan, Kotwal, and Welsh and Ms. Kedia was under age 63 as of December 2023, payments under the prior plan would have continued through the earlier of the cessation of their disability or reaching their normal retirement age, assuming all other plan conditions are met.
Effect on equity awards: If any NEO’s employment is terminated due to disability, our equity award agreements provide that the vesting and other terms of those awards will continue as if the termination of employment did not occur. Unvested equity awards continue to be subject to the applicable award terms, including any confidentiality and non-solicitation agreement between the company and the NEO, performance-based cancellation provisions, and applicable recovery or clawback provisions. Noncompliance with the terms of such agreement may result in the forfeiture of unvested amounts. As of December 29, 2023, the amounts payable per the award schedule, subject to the terms and conditions of the applicable award agreement, are the same as the PRSU and RSU values included for each NEO (other than Mr. von Gillern) under the ‘‘Payments upon death” column in the table below.
Payments made upon death
Cash payments: NEOs are eligible to receive life insurance benefits under the same plans available to our other employees. Their benefit is equal to annual cash compensation, capped at $300,000. In addition, optional term life insurance is available for purchase. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the NEOs, the value has not been quantified in the Potential payments upon disability, death, or termination after a change-in-control table.
Effect on equity awards: Our equity award agreements provide for the acceleration of any unvested award upon death. For all RSUs and PRSUs, outstanding units will vest at target upon death. All of our NEO’s stock options have vested, and the stock option award agreements provide that the administrator of the NEO’s estate has the earlier of a three-year period after death or the original ten-year term of the options during which to exercise the options.
Payments upon termination after a change-in-control
Cash payments: None of our NEOs is entitled to any cash payments in connection with a change-in-control of U.S. Bancorp.
Effect on equity awards: Our equity award agreements provide for the acceleration of vesting of any unvested award if an NEO’s employment is involuntarily terminated within 12 months after a change in control of U.S. Bancorp other than for cause (as defined in the equity award agreements), with PRSUs vesting at target upon a qualifying termination (as defined in the equity award agreements). All of our NEO’s stock options have vested. Stock options may be exercised at any time during the 12 months following the NEO’s termination or the original ten-year term of the option, if earlier.
Payments upon qualifying severance
Broad-based cash severance payments: Each NEO is covered under the company’s broad-based U.S. Bank Severance Pay Program. Benefits under that program are based on an employee’s weekly compensation rate based on salary, years of service and, if applicable, target annual bonus percentage (prorated based on the number of months worked in the calendar year of a qualifying termination). Severance benefits are subject to the execution of a release in favor of the company and certain post-termination restrictions. In no case will total severance pay exceed two times the individual’s cash compensation during the year immediately preceding employment termination. If their employment had terminated on December 29, 2023, cash severance amounts would have been payable in the following amounts for each NEO (other than Mr. von Gillern): (i) Mr. Cecere, $6,075,000; (ii) Mr. Stern, $1,879,231; (iii) Mr. Dolan, $2,505,000; (iv) Ms. Kedia, $1,812,500; (v) Mr. Kotwal, $1,750,000; (vi) Mr. Welsh, $1,812,500.
Effect on equity awards: If an NEO has been continuously employed since the grant date and (i) has a qualifying termination under the U.S. Bank Severance Pay Program at least six months from the grant date of the applicable award and (ii) the scheduled vesting date of the award is on or before the second anniversary date of the qualifying severance, then any unvested PRSUs and RSUs would continue to vest per the award’s scheduled vesting dates on or before the second anniversary

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of the qualifying severance and the final number of any PRSUs would be determined based on the applicable performance period. For Messrs. Cecere and Dolan, who have met the definition of retirement eligibility under applicable equity awards, all unvested PRSUs and RSUs would continue to vest per the award schedule and have the same values included for each under the “Payments upon death” column in the table below. Unvested equity awards continue to be subject to the applicable award terms, including any confidentiality and nonsolicitation agreement between the company and the NEO, performance-based cancellation provisions, and applicable recovery or clawback provisions. Noncompliance with the terms of such agreement may result in the forfeiture of unvested amounts. If each of the following NEO’s employment had terminated due to a qualifying severance on December 29, 2023, the values of their PRSU and RSU awards that would continue to vest per schedule were as follows (see footnote 2 below for calculation assumptions): (i) Mr. Stern, $793,496; (ii) Ms. Kedia, $5,121,019; (iii) Mr. Kotwal, $4,880,253; and (iv) Mr. Welsh, $5,121,019.
Payments upon early retirement
The benefit amounts for each NEO in the Pension benefits table above assume that each NEO will reach his or her retirement age. Due to the level of discount rates, the present value of early retirement benefits commencing immediately would exceed the values in the Pension benefits table by the following amounts: (i) Mr. Cecere, $1,718,749; (ii) Mr. Stern, $23,237; (iii) Mr. Dolan, $0; (iv) Ms. Kedia, $18,864; (v) Mr. Kotwal, $11,079; (vi) Mr. Welsh, $10,982; and (vii) Mr. von Gillern, $0. The incremental value for Mr. Cecere includes two accelerated years of service for this SERP benefit upon reaching age 60, and his benefits are all now payable upon separation of service. As Messrs. Stern, Dolan, Kotwal, Welsh and von Gillern and Ms. Kedia have not yet attained age 62, only their qualified retirement benefits and grandfathered 409A benefits can be accelerated.
Quantification of estimated payments and benefits
The following table shows potential annual cash payments to the NEOs upon disability and the potential benefits the NEOs could accrue through accelerated equity vesting upon death or involuntary termination of employment (other than for cause) following a change-in-control of U.S. Bancorp. No information regarding pension amounts payable to the NEOs is shown in the following table; applicable pension amounts payable to NEOs are discussed above under the heading “Pension benefits.”
The amounts shown assume that termination was effective as of December 29, 2023 (the last business day of the year), and are estimates of the amounts that would be paid to the NEOs upon termination, in addition to the base salary and cash incentive payments earned by them during 2023. The actual amounts to be paid can only be determined at the time of an NEO’s termination.
Potential payments upon disability, death or termination after a change-in-control
Name	Type of payment	Annual cash disability payments ($)	Payments upon death ($)1	Payments upon involuntary termination (other than for cause) after a change-In-control ($)
Andrew Cecere
	Base pay	810,000	—	—
	Bonus	2,276,505	—	—
	Unvested RSUs and PRSUs2	—	23,796,859	23,796,859
	Total	3,086,505	23,796,859	23,796,859
John C. Stern
	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	984,187	984,187
	Total	150,000	984,187	984,187
Terrance R. Dolan
	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	9,992,183	9,992,183
	Total	150,000	9,992,183	9,992,183
Gunjan Kedia
	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	7,528,513	7,528,513
	Total	150,000	7,528,513	7,528,513

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Name	Type of payment	Annual cash disability payments ($)	Payments upon death ($)1	Payments upon involuntary termination (other than for cause) after a change-In-control ($)
Shailesh M. Kotwal
	Base Pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	7,081,387	7,081,387
	Total	150,000	7,081,387	7,081,387
Timothy A. Welsh
	Base Pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	7,528,513	7,528,513
	Total	150,000	7,528,513	7,528,513

1.
See footnote 2 to Pension benefits table for additional information about amounts payable to each NEO in the event of their death prior to reaching retirement age.

2.
Value determined by multiplying the number of units by $43.28, the closing market price of a share of our common stock on December 29, 2023, the last trading day in December. PRSU values reflect actual payout for PRSUs granted in 2021 and target payout for PRSUs granted in 2022 and 2023, as applicable.

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Pay ratio

Total compensation amounts and ratio for 2023
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our employees and the annual total compensation of our CEO.
▶
The median of the annual total compensation of all employees of our company other than the CEO was $88,624 in 2023.

▶
The annual total compensation for our CEO was $22,933,683 in 2023, which equals the amount reported in the Summary compensation table plus the amount spent on health and welfare benefits generally available to all employees.

▶
The resulting ratio of the annual total compensation of our median employee to the annual total compensation of our CEO for 2023 is 1:259.

The ratio stated above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In making this pay ratio disclosure, other companies may use assumptions, estimates, and methodologies different than ours; as a result, the foregoing information may not be directly comparable to the information provided by other companies in our peer group or otherwise.
Median employee identification and compensation calculation
We identified our median employee based on compensation paid during 2023 to all of our U.S.-based employees, other than our CEO, who were employed by us on December 31, 2023. We considered any person to whom we delivered a Form W-2 Wage and Tax Statement (Form W-2) for services performed in 2023 to be a U.S.-based employee, which includes full-time, part-time, and temporary workers. For purposes of determining the compensation paid to the employees under consideration, we used earnings subject to Medicare tax as reported in Box 5, “Medicare wages and tips,” on each employee’s 2023 Form W-2. We did not annualize the compensation of anyone who was employed by us for only part of the year.
In accordance with the “de minimis” exemption provided in Item 402(u) of Regulation S-K, we excluded from consideration all of our non-U.S. employees. As of December 29, 2023, the last business day of the year, we had 3,217 non-U.S. employees, representing approximately 4.3% of our total U.S. and non-U.S. workforce of approximately 75,465 active employees on that date. The excluded employees work in the following jurisdictions: Ireland (1,141), Poland (1,020), United Kingdom (502), Canada (202), Spain (136), Lithuania (77), Luxembourg (55), Germany (50), Norway (21), Sweden (12), and Cayman Islands (1).
We determined our median employee’s total compensation in the same manner that we determined the CEO’s compensation for purposes of this pay ratio disclosure.

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Pay versus performance

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain company financial performance metrics. For further information concerning our compensation philosophy and how we align executive compensation with company financial performance, refer to the “Compensation discussion and analysis”, beginning on page 42 of this proxy statement.
The following table provides information showing the relationship during 2023, 2022, 2021 and 2020 between (1) executive compensation “actually paid” (as defined by SEC rules and further described below) to (a) our principal executive officer or PEO (also referred to as our CEO) and (b) our non-PEO named executive officers (also referred to below as other NEOs), on an average basis, and (2) the company’s financial performance. We have identified adjusted Return on Equity (Adjusted ROE) as our Company-Selected Measure that represents, in our view, the most important financial measure used to link compensation actually paid to our performance. Adjusted ROE has a material impact on CEO and NEO compensation because it is used to calculate performance-based long-term incentive awards, as described in the “Compensation discussion and analysis” section above.
Year	Summary compensation table total for PEO1	Compensation actually paid to PEO1, 6	Average summary compensation table total for non-PEO named executive officers2	Average compensation actually paid to non-PEO named executive officers2, 6	Value of initial fixed $100 investment based on:		Net income (in millions)4	Adjusted ROE5
					Total shareholder return	Peer Group total shareholder return3
2023	$22,916,957	$19,239,627	$5,566,902	$5,873,734	$87	$97	$5,429	14.95%
2022	$16,157,514	$14,217,402	$5,859,631	$5,004,351	$83	$98	$5,825	15.9%
2021	$19,166,276	$21,662,399	$5,810,359	$7,353,727	$102	$124	$7,963	13.3%
2020	$16,752,753	$8,176,718	$4,747,969	$2,926,730	$82	$90	$4,959	13.0%

1.
Andrew Cecere served as our CEO for the entirety of 2023, 2022, 2021 and 2020.

2.
The other NEOs included in this calculation for each year are:

2023 — Terrance R. Dolan, John C. Stern, Gunjan Kedia, Shailesh M. Kotwal, Timothy A. Welsh, and Jeffry H. von Gillern
2022 — Terrance R. Dolan, Jeffry H. von Gillern, Gunjan Kedia and Timothy A. Welsh
2021 — Terrance R. Dolan, Jeffry H. von Gillern, Gunjan Kedia and Shailesh M. Kotwal
2020 — Terrance R. Dolan, Jeffry H. von Gillern, Gunjan Kedia and Timothy A. Welsh
As described in the “Compensation discussion and analysis” section above, the equity awards granted to Mr. Stern during 2023, prior to his becoming Chief Financial Officer on September 1, 2023, were 100% in the form of RSUs and reflect the structure of equity awards granted below the executive officer and Managing Committee level. For the other named executive officers, in 2023, 60% of the value of each executive officer’s long-term incentive award was granted in the form of PRSUs that will cliff vest (if earned) on the third anniversary of the grant date, following a three-year performance period, and 40% was granted in the form of RSUs that vest ratably over three years from the date of grant.
3.
For purposes of calculating the peer group total shareholder return (TSR), the KBW Bank Index (Peer Group TSR) was used pursuant to Item 201(e) of Regulation S-K and is reflected in our 2023 Annual Report to Shareholders. In accordance with applicable SEC rules, the Peer Group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.

4.
Net income attributable to U.S. Bancorp as reported in the company’s consolidated financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2020, 2021, 2022, and 2023.

5.
Adjusted ROE is a non-GAAP financial measure. As discussed on page 53-54 in the “Compensation discussion and analysis” section, adjusted ROE is calculated by adjusting the Company’s reported ROE results to exclude notable items that are unusual or related to acquisitions, such as merger-related charges, and adjustments related to the impact of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced.

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6.
The dollar amounts reported in these columns represent the amounts of compensation actually paid to our PEO and average compensation actually paid to our other NEOs, as applicable. Compensation actually paid does not necessarily represent cash and/or equity value transferred to our PEO or any other NEO without restriction, but rather is a value calculated in accordance with applicable SEC rules. The additional table below sets forth each of the amounts required by applicable SEC rules to be deducted from and added to the amount of total compensation as reflected in the Summary compensation table, to calculate compensation actually paid. Equity award values are calculated in accordance with FASB ASC Topic 718 and PRSUs are earned based on specified performance-criteria. For purposes of calculating the fair value amounts for PRSUs in the table below, (i) total fair value as of year-end is based on the probable outcome of the PRSUs using data through year-end, and (ii) total fair value as of the vesting date is based on the number of shares actually earned based on performance. There were no other assumptions made in the valuation of equity awards, including RSUs and stock options, which differ materially from those disclosed as of the grant date of such equity awards.

	2023		2022		2021		2020
	PEO	Other NEOs Average	PEO	Other NEOs Average	PEO	Other NEOs Average	PEO	Other NEOs Average
Summary Compensation Table Total	$22,916,957	$5,566,902	$16,157,514	$5,859,631	$19,166,276	$5,810,359	$16,752,753	$4,747,969
DEDUCT: Fair value of equity awards granted during covered fiscal year	$10,500,000	$3,216,667	$10,000,000	$3,487,500	$9,800,000	$3,150,000	$8,600,000	$2,737,500
ADD: Year-end fair value of outstanding and unvested equity awards granted during the covered fiscal year	$10,723,536	$3,279,594	$8,583,138	$2,993,367	$11,133,144	$3,578,514	$7,657,828	$2,437,572
ADD: Change in fair value of outstanding and unvested equity awards granted in prior fiscal years	$1,461,203	$400,287	$(1,957,237)	$(626,683)	$3,450,408	$1,092,513	$(3,074,011)	$(967,375)
ADD: Change in fair value of equity awards granted in prior years that vested in the covered fiscal year	$927,743	$246,488	$445,328	$140,413	$275,909	$91,432	$(569,734)	$(155,935)
DEDUCT: Year-end fair value for any equity awards granted in any prior fiscal year that failed to meet applicable vesting conditions during the covered fiscal year	$0	$0	$0	$0	$0	$0	$0	$0
DEDUCT: Change in actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in Summary Compensation Table	$7,210,212	$477,601	$0	$27,053	$3,583,061	$200,994	$4,945,337	$500,694
ADD: Pension service cost attributable to (i) services rendered during the covered fiscal year and (ii) any change in pension value attributable to plan amendments made in the covered fiscal year	$920,400	$74,731	$988,659	$152,176	$1,019,723	$131,903	$955,219	$102,693
Compensation Actually Paid	$19,239,627	$5,873,734	$14,217,402	$5,004,351	$21,662,399	$7,353,727	$8,176,718	$2,926,730
Financial Performance Measures
As discussed in the “Compensation discussion and analysis”, our executive compensation program and compensation decisions reflect the guiding principles of aligning long-term performance with shareholder interests. The metrics used within our incentive plans are selected to support these objectives. The most important financial performance measures used by the company to link compensation actually paid to the company’s NEOs for the most recently completed fiscal year to the company’s performance are as follows:
▶
Total Shareholder Return (TSR)

▶
Adjusted ROE*

▶
Adjusted EPS*

▶
Corporate Pretax Income

▶
Business Line Pretax Income

*Represents a non-GAAP financial measure; See footnote 5 above for information on the calculation of Adjusted ROE. As discussed in more detail on page 49-50 in the “Compensation Discussion and analysis”, Adjusted EPS is calculated from company reported EPS results, and adjusted to

76	U.S. Bancorp 2024 Proxy Statement

Executive compensation

account for notable items that are unusual or related to acquisitions, including merger-related charges, and variation in our loan loss reserve in connection with our adoption of the CECL accounting standard in January 2020. Our adoption of CECL creates the potential for significant accounting volatility and uncertainty with respect to the loan loss reserve that is often dependent upon a number of judgmental factors and economic assumptions. In an effort to measure performance based on actual credit losses, the company excludes changes in the allowance driven by these factors and includes net charge-offs in the determination.
Analysis of the Information Presented in the Pay versus Performance Table
While the company utilizes several performance measures to align executive compensation with company performance, not all of those company measures are presented in the Pay versus Performance table set forth above. Moreover, the company generally seeks to incentivize positive long-term performance and, therefore, does not specifically align the company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v), the company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

TSR:
TSR has the most direct and significant impact on CEO and NEO compensation actually paid. This is primarily driven by our compensation program design, which is structured with a significant portion of compensation at-risk, through RSUs and PRSUs. At least 65% of CEO compensation and more than 60% of NEO compensation is directly impacted by TSR. The accompanying graphs show the relationship between (1) compensation actually paid to our CEO and the average of the compensation actually paid to our other NEOs and our cumulative TSR and (2) our cumulative TSR and peer group TSR, over the four fiscal years ending December 31, 2023.

U.S. Bancorp 2024 Proxy Statement	77

Executive compensation

Net Income:
The accompanying graph shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our other NEOs and net income attributable to U.S. Bancorp over the four fiscal years ending December 31, 2023 as reported in the company’s consolidated financial statements.

Adjusted ROE*:
Adjusted ROE is the company-selected measure of the return generated by the company on shareholders’ investment. As the core metric used to link company performance to compensation actually paid, adjusted ROE has a material impact on CEO and NEO compensation because it is used to calculate performance-based long-term incentive results. The company has currently and historically had high ROE performance relative to peer institutions in our financial peer group. The accompanying graph shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our other NEOs and our adjusted ROE over the four fiscal years ending December 31, 2023.
*Non-GAAP financial measure. See footnote 5 above for information on the calculation of Adjusted ROE.

78	U.S. Bancorp 2024 Proxy Statement

Director compensation

Director compensation
Determining compensation for non-employee directors
The Compensation and Human Resources Committee retained its independent compensation consultant to provide advice regarding non-employee director compensation in 2023. Before recommending a non-employee director compensation program to the independent members of the Board for approval, the committee reviewed director compensation information for our compensation peer group companies to assess the alignment of our compensation package with market practice and current trends. The detailed peer data that was reviewed included information about compensation paid per director, compensation amounts attributable to various compensation components, committee fee structures, lead independent director retainer and additional retainers paid to committee chairs.
Cash compensation for Board and committee service during the April 2023 — April 2024 term
Our non-employee directors received the following cash fees for serving on the Board and committees this term:
Retainer
Annual retainer for service on the Board	$100,000
Additional annual retainer for Lead Independent Director	$50,000
Additional annual retainer for chairs of Capital Planning, Compensation and Human Resources, Governance, and Public Responsibility Committees	$25,000
Additional annual retainer for chairs of Audit and Risk Management Committees	$40,000
Additional annual retainer for chair of Cybersecurity and Technology Subcommittee	$20,000
Additional annual retainer for other members of Audit and Risk Management Committees	$15,000
Each non-employee director received $1,500 for attendance at each meeting that was not a regularly scheduled Board or committee meeting and each meeting of a special committee/subcommittee, including the Cybersecurity and Technology Subcommittee.
Equity award for Board service during the April 2023 — April 2024 term
Each non-employee director received an annual award of restricted stock units with a grant date fair value of approximately $175,000 under the U.S. Bancorp 2015 Stock Incentive Plan (2015 Plan), which reflects the Board’s approval of a $15,000 increase in the annual award based on its annual review of director compensation, market competitiveness, and taking into consideration the advice of its independent compensation consultant. The 2015 Plan provides that no non-employee director may receive an equity award or awards with an aggregate grant date fair value in excess of  $600,000 in any calendar year. The restricted stock units were fully vested at the time of grant, but the underlying shares will not be delivered until the director ceases to serve on the Board. Each non-employee director may elect to have all of his or her shares delivered promptly following cessation of service or to have the shares delivered in ten annual installments. Each non-employee director is entitled to receive additional fully vested restricted stock units having a fair market value equal to the amount of dividends he or she would have received had restricted stock been awarded instead of restricted stock units.
Director stock ownership requirements
The Compensation and Human Resources Committee has established stock ownership requirements for each non-employee director equal to five times the value of the annual cash retainer. New directors must satisfy this minimum ownership level within five years of joining the Board. As of December 31, 2023, all of the directors serving at that time were in compliance with our stock ownership guidelines or were on track to be in compliance by the end of his or her five-year compliance period.
Deferred compensation plan participation
Under the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) (the Director Deferred Compensation Plan), our non-employee directors may elect to defer all or a part of their cash fees. Cash fees that are deferred are deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.
The terms and investment alternatives of the Director Deferred Compensation Plan are substantially the same as those of the Executive Deferred Compensation Plan. See “Executive compensation — Nonqualified deferred compensation” above for the rates of return for 2023 for each of these investment options (also known as measurement funds).

U.S. Bancorp 2024 Proxy Statement	79

Director compensation

Director compensation for fiscal year 2023
The following table shows the compensation of the individuals who served as non-employee members of our Board of Directors during any part of fiscal year 2023.
Name1	Fees earned or paid in cash ($)	Stock awards ($)2	All other compensation ($)	Total ($)
Warner L. Baxter	147,500	175,017	—	322,517
Dorothy J. Bridges	146,000	175,017	—	321,017
Elizabeth L. Buse	162,500	175,017	—	337,517
Alan B. Colberg	162,334	228,361	—	390,695
Kimberly N. Ellison-Taylor	122,500	175,017	5,000(5)	302,517
Kimberly J. Harris	131,000	175,017	—	306,017
Roland A. Hernandez	157,500(4)	175,017	—	332,517
Olivia F. Kirtley3	4,500(4)	—	—	4,500
Richard P. McKenney	128,500(4)	175,017	—	303,517
Yusuf I. Mehdi	139,500	175,017	—	314,517
Loretta E. Reynolds	130,000	175,017	—	305,017
John P. Wiehoff	155,000(4)	175,017	—	330,017
Scott W. Wine	131,000(4)	175,017	—	306,017

1.
Andrew Cecere, our Chairman, President and Chief Executive Officer, did not receive any compensation for his service as a director. His compensation is set forth in the Summary compensation table above.

2.
The amounts in this column are calculated based on the fair market value of our common stock on the date the grant was made in accordance with FASB ASC Topic 718. Each non-employee director elected at the 2023 annual meeting received a grant of 5,035 restricted stock units on April 20, 2023, with a grant date fair value of  $175,017. Mr. Colberg joined the Board in January 2023 and received a prorated award of 1,143 restricted stock units on January 24, 2023, with a grant date fair value of  $53,344, for his partial service during the April 2022 — April 2023 term.

No non-employee director held any stock options as of December 31, 2023. The non-employee directors held restricted stock units as of December 31, 2023, as follows:
Name	Restricted stock units
Mr. Baxter	32,475
Ms. Bridges	21,335
Ms. Buse	22,577
Mr. Colberg	6,370
Ms. Ellison-Taylor	12,025
Ms. Harris	41,280
Mr. Hernandez	52,982
Name	Restricted stock units
Ms. Kirtley	108,268
Mr. McKenney	24,606
Mr. Mehdi	22,577
Ms. Reynolds	7,147
Mr. Wiehoff	16,422
Mr. Wine	38,609

3.
Ms. Kirtley retired from our Board on April 18, 2023, following our 2023 Annual Meeting.

4.
Messrs. Hernandez, McKenney, Wiehoff, and Wine and Ms. Kirtley chose to defer their cash fees under the Director Deferred Compensation Plan.

5.
Represents matching contributions under our charitable matching gifts program, which is available to all of our directors and provides matching charitable donations of up to $5,000 per year to qualified non-profit organizations, schools and educational institutions.

80	U.S. Bancorp 2024 Proxy Statement

Audit Committee report and payment of fees to auditor

Audit Committee report and payment of fees to auditor
Audit Committee report
The consolidated financial statements of U.S. Bancorp for the year ended December 31, 2023, were audited by Ernst & Young LLP (EY), independent auditor for U.S. Bancorp.
As part of its activities, the Audit Committee has:
1.
Reviewed and discussed with management the audited financial statements of U.S. Bancorp;

2.
Discussed with the independent auditor the matters required to be discussed under Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board (PCAOB), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under the SEC, PCAOB and NYSE rules;

3.
Received the written disclosures and letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, including matters relating to the conduct of the audit of our financial statements and the MUFG Union Bank acquisition; and

4.
Discussed with the independent auditor its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Bancorp for the year ended December 31, 2023, be included in U.S. Bancorp’s 2023 Annual Report on Form 10-K filed with the SEC.
Audit Committee of the Board of Directors of U.S. Bancorp
Warner L. Baxter, Chair
Elizabeth L. Buse
Alan B. Colberg
Kimberly N. Ellison-Taylor

Fees to independent auditor
The following aggregate fees were billed to us for professional services by EY for fiscal years 2023 and 2022:
($ in millions)	2023	2022
Audit fees	$22.8	$16.7
Audit-related fees	7.1	7.1
Tax fees	6.9	6.2
All other fees	0.0(1)	0.0(1)
Total	$36.8	$30.0

1.
Fees for all other services billed to us by EY were less than $50,000 in 2023 and 2022.

Audit fees: Audit fees consist of fees billed to us by EY for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, as well as procedures required by regulators, comfort letters, consents and assistance provided with our regulatory filings.
Audit-related fees: Audit-related fees consist of fees billed to us by EY for audits of pension and other employee benefit plan financial statements, audits of the financial statements of certain of our subsidiaries and affiliated entities, reviews of internal controls not related to the audit of our consolidated financial statements, and internal control reports for various lines of business to support their customers’ business requirements.
Tax fees: Tax fees consist of fees billed to us by EY for tax compliance and review, tax planning and other tax services. The aggregate fees billed for tax compliance and review services, including the preparation of and assistance with federal, state and local income tax returns, sales and use filings, and foreign and other tax compliance, provided to us by EY was $4.0 million and $4.1 million in 2023 and 2022, respectively. In addition to fees being paid for tax compliance services, we paid $2.9 million and $2.1 million in 2023 and 2022, respectively, for tax planning and other tax services provided to us by EY.

U.S. Bancorp 2024 Proxy Statement	81

Audit Committee report and payment of fees to auditor

All other fees: Other fees billed to us by EY in 2023 and 2022 primarily related to advisory services associated with market data insights.
Administration of engagement of independent auditor
The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditor, including approving the services provided by the independent auditor and the associated fees. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the SEC and the PCAOB. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent auditor and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditor during the year.
As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Controller or Chief Risk Officer. These requests are required to include information on the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee has delegated to its chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent auditor.
All of the services provided by our independent auditor in 2023 and 2022, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies after consideration of any impact of these services on the auditor’s independence.

82	U.S. Bancorp 2024 Proxy Statement

Proposal 3 — Ratification of selection of independent auditor

Proposal 3 — Ratification of selection of independent auditor
The Audit Committee has selected EY as our independent auditor for the 2024 fiscal year. EY began serving as our independent auditor for the fiscal year ended December 31, 2003. Our Audit Committee has carefully considered the selection of EY as our independent auditor and has also considered whether there should be regular rotation of the independent external audit firm.
The Audit Committee annually reviews EY’s independence and performance in connection with the committee’s determination of whether to retain EY or engage another firm as our independent auditor. In determining whether to reappoint EY as U.S. Bancorp’s independent auditor, the Audit Committee took into consideration a number of factors, including:
▶
the qualifications of EY, the lead audit partner, and other key personnel;

▶
the length of time the firm has been engaged;

▶
the quality of the historical and recent performance on the U.S. Bancorp audit;

▶
EY’s capability and expertise in handling the breadth and complexity of our operations;

▶
external data on audit quality and performance, including the results of PCAOB inspection reports on EY and EY’s response to the matters raised in those reports, as well as actions to continue to enhance the quality of its audit practices;

▶
the appropriateness of EY’s fees on an absolute basis and as compared to peer firms; and

▶
the advisability and potential impact of selecting a different independent audit firm.

In accordance with SEC rules and company policies, lead and concurring audit partners are subject to a maximum of five years of service in that capacity. The process for selecting the audit firm’s lead engagement partner involves meetings with the candidates for the role by management; review and discussion with the chair of the Audit Committee, who meets with selected candidates; and further discussion with the full committee. A new lead engagement partner was selected in 2023 for service on the company’s audit beginning in 2024.
The members of the Audit Committee believe the continued retention of EY to serve as our independent auditor is in the best interests of our company and its shareholders. While we are not required to do so, we are submitting the selection of EY to serve as our independent auditor for the 2024 fiscal year for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of EY are expected to attend the annual meeting, will be available to answer shareholder questions, and will have the opportunity to make a statement if they desire to do so.
FOR
The Board of Directors recommends that you vote “FOR” ratification of the selection of Ernst & Young LLP as the independent auditor of U.S. Bancorp for the 2024 fiscal year.

U.S. Bancorp 2024 Proxy Statement	83

Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan

Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan
We are asking our shareholders to approve the U.S. Bancorp 2024 Stock Incentive Plan (2024 Plan). Upon the recommendation of the Compensation and Human Resources Committee (referred to throughout this Proposal 4 as the Committee), our Board of Directors adopted the 2024 Plan on February 21, 2024, subject to approval by our shareholders.
Executive Summary

▶
Adopt the U.S. Bancorp 2024 Stock Incentive Plan, including the number of shares available for grant under the 2024 Plan.

▶
The terms of the plan are aligned with shareholders’ interests, including minimum vesting requirement, no automatic “single-trigger” change in control vesting for employees upon a change in control, no liberal share counting for awards of stock options or stock appreciation rights (SARs), no use of discounted stock options or SARs, no repricing of stock options or SARs, and no use of reload options.

▶
We have strong compensation governance and employee equity award practices, including clawback and recovery features in all awards to employees.

Purpose of the 2024 Plan

Long-term equity compensation plays an important part in U.S. Bancorp’s pay-for-performance philosophy. Our compensation program emphasizes stock-based compensation, encouraging our executive officers and other employees and non-employee directors to think and act as long-term shareholders.
The purpose of the 2024 Plan is to promote the interests of U.S. Bancorp and our shareholders by aiding us in attracting, retaining and motivating employees, officers and non-employee directors who we expect will contribute to our future success. The 2024 Plan is also intended to provide participants with incentives to maximize their efforts on behalf of U.S. Bancorp through stock-based awards that provide them with opportunities for stock ownership.
Shares Available for Awards

We currently grant equity incentive awards (which at the present time consist of non-qualified stock options, restricted stock units and performance-based restricted stock units) under the U.S. Bancorp 2015 Stock Incentive Plan (2015 Plan). The 2015 Plan is the only U.S. Bancorp omnibus equity incentive plan under which shares are issued pursuant to equity incentive awards, and its term expires on April 21, 2025. The 2024 Plan will replace the 2015 Plan, and no further awards will be made under the 2015 Plan following shareholder approval of the 2024 Plan. Outstanding awards granted under the 2015 Plan shall continue in effect according to their terms.
The aggregate number of shares of common stock that may be issued under all equity awards granted pursuant to the 2024 Plan, subject to adjustment described below, will be equal to (i) 37,000,000 shares, plus (ii) any shares that remain reserved for issuance under the 2015 Plan as of the date of shareholder approval, plus (iii) any shares subject to any outstanding award under the 2015 Plan that, after the date of shareholder approval, are terminated, surrendered, cancelled or forfeited for any reason without delivery of the shares underlying such award.
Reasons for Adopting the 2024 Plan

Our Board of Directors has adopted the 2024 Plan and recommends that it be approved by our shareholders. Specifically, the Board of Directors is seeking shareholder approval of the 2024 Plan in order to meet NYSE listing requirements.
The 2024 Plan retains provisions from the 2015 Plan that are considered desirable corporate governance features intended to protect the interests of our shareholders and improves upon those features. These features include the following: adoption of a requirement that all awards vest no sooner than one year after grant (subject to limited exceptions that are described more fully below); a double-trigger vesting provision that automatically accelerates the vesting of awards only if an involuntary termination of a participant’s employment occurs within one year following a change in control of U.S. Bancorp; an annual limit on the dollar value of equity awards made to non-employee directors when aggregated with the cash payments made to such non-employee directors (as described more fully below); a requirement that awards are subject to

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Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan

clawback policies adopted by the company or recoupment provisions contained in award agreements for the awards; a prohibition on cash buyouts of out-of-the-money options and stock appreciation rights; and a prohibition on “reload” options.
If the 2024 Plan is not approved by our shareholders, the Committee will continue to grant equity awards under the 2015 Plan until it expires on April 21, 2025, and we would not be able to grant equity awards following termination of the 2015 Plan. We would accordingly be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.
Determination of Terms of the 2024 Plan

As in the case of the 2015 Plan, the 2024 Plan permits us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on then-current objectives for aligning compensation with shareholder value. In assessing the appropriate terms of the 2024 Plan, the Committee considered, among other things, our compensation philosophy and practices, feedback from some of our largest shareholders and advice from Meridian Compensation Partners, LLC (Meridian), the Committee’s independent compensation consultant. The Committee also considered guidelines relating to equity compensation plans published by major shareholder advisory firms.
Key Features of the 2024 Plan

The following features of the 2024 Plan continue or enhance features of the 2015 Plan that protect the interests of our shareholders:
▶
No Evergreen Provision. The 2024 Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2024 Plan.

▶
No Liberal Share “Recycling.” Any shares surrendered to pay the exercise price or satisfy tax withholding will not be added back (“recycled”) to the 2024 Plan. The 2024 Plan also provides that the gross number of stock appreciation rights exercised, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the 2024 Plan.

▶
Limit on Awards to Non-employee Directors. The 2024 Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in any year to $750,000 in total value, except that the independent directors of the Board of Directors may increase this limit to $1,000,000 for a non-executive chair or lead independent director of the Board of Directors.

▶
Minimum Vesting Requirements. The 2024 Plan requires a one-year minimum vesting schedule for awards, except that up to 5% of the shares reserved for issuance (subject to certain adjustments) are available for grant without regard to this requirement, and awards granted to non-employee directors on the date of an annual shareholders’ meeting satisfy this requirement if they provide for vesting at the shareholders’ meeting immediately following the grant date (but in any event not less than 50 weeks following the date of grant). This limitation additionally does not limit the Board of Directors’ ability to accelerate the vesting of awards in connection with the retirement or termination of employment due to death or disability of the award holder.

▶
No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

▶
No Repricing of Stock Options or Stock Appreciation Rights. The 2024 Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on cash buyouts of out-of-the-money stock options or stock appreciation rights) without shareholder approval.

▶
“Double-Trigger” Change in Control Vesting. The 2024 Plan does not provide for “single-trigger” change in control vesting. Instead, the 2024 Plan provides for the automatic acceleration of vesting of a participant’s award only if the participant experiences an involuntary termination of employment following a change in control of U.S. Bancorp.

▶
No Liberal Change in Control Definition. The 2024 Plan provides that a change in control based on specified transactions does not occur until the transactions have been consummated. In addition, the threshold at which an acquisition by a single person or entity of shares of U.S. Bancorp common stock would trigger a change in control is 35% of our outstanding shares.

U.S. Bancorp 2024 Proxy Statement	85

Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan

▶
Awards Subject to Forfeiture or Clawback. Awards under the 2024 Plan will be subject to U.S. Bancorp forfeiture policies and any clawback provisions contained in applicable award agreements, including the clawback policy that U.S. Bancorp adopted pursuant to requirements of the NYSE.

▶
No Change in Control/280G Tax Gross-Ups. The 2024 Plan does not provide for any excise tax gross-up payments on “parachute payments,” and as a general business matter, the Company does not provide for such gross-ups in other arrangements.

▶
Prohibition Against “Reload” Options. Reload options are additional stock options that are granted automatically upon the exercise of previously granted stock options. Stock options granted under the 2024 Plan may not include a reload feature.

▶
Independent Committee Administration. The 2024 Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.

Determination of Number of Shares for the 2024 Plan

In setting the number of proposed shares issuable under the 2024 Plan, the Committee and our Board of Directors considered U.S. Bancorp’s historical equity compensation practices (including the total number of shares underlying existing equity awards), U.S. Bancorp’s three-year average share usage (commonly referred to as “burn rate”), and dilution. The Committee and the Board of Directors also considered these factors in assessing the number of shares likely to be needed for future awards.
Meridian assisted in the analysis resulting in the determination of the number of shares to be reserved for issuance under the 2024 Plan. The Committee and Board of Directors expect that the number of shares being requested for authorization under the 2024 Plan will be sufficient to provide projected equity incentives to our employees for approximately five years, based on our historical rate of equity awards under the 2015 Plan. However, the actual duration of the shares reserve will depend on currently unknown factors, such as changes in participation, future grant practices, competitive market practices, acquisitions and divestitures, forfeiture rates, and the company’s stock price.
The 2024 Plan does not set the number of shares subject to equity awards that will be granted in future years. In setting each year’s award amounts for executive officers, the Committee considers the following: the relative market position of the awards and the total compensation for each executive, the proportion of each executive’s total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention concerns, and corporate performance. Similar considerations are taken into account in granting awards to participants who are not executive officers. Equity awards to non-employee directors have historically been granted at levels intended to be competitive, taking into account current market conditions.
Burn Rate
Burn rate, a measure of the speed at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate for a given year is defined as the number of shares of common stock subject to equity awards granted, divided by the weighted average number of shares of common stock outstanding. In setting and recommending to shareholders the number of shares to be authorized under the 2024 Plan, the Committee and the Board of Directors considered U.S. Bancorp’s burn rates for the past three years. Our burn rates for the three years ended December 31 of 2023, 2022, and 2021 are shown in the table below:
Year	Burn Rate
2023	0.36%
2022	0.28%
2021	0.30%
Three-Year Average	0.31%
In determining to adopt the 2024 Plan, the Committee considered our “burn rate” and “overhang,” and the company believes that our historical share usage has been prudent and in the best interest of our shareholders.
Overhang
The table below shows our potential dilution levels based on our shares of common stock outstanding as of December 31, 2023, the shares available for grant under all existing equity compensation plans as of December 31, 2023, the new shares

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Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan

requested for issuance under the 2024 Plan and our total equity awards outstanding as of December 31, 2023. The Board of Directors believes that the number of shares requested under the 2024 Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.
Potential Overhang with 37,000,000 Requested Shares
Stock Options Outstanding1	2,838,285
Outstanding Full Value Awards2	8,436,741
Total Equity Awards Outstanding as of 12/31/20233	11,275,026
Shares Available for Grant under the 2015 Plan as of 12/31/20234	14,957,732
Shares Requested for the 2024 Plan	37,000,000
Total Potential Overhang under the 2024 Plan5	63,232,758
Shares of Common Stock Outstanding as of 12/31/2023	1,557,993,055
Fully Diluted Shares6	1,621,225,813
Potential Dilution as a Percentage of Fully Diluted Shares as of 12/31/2023	1.66%
Incremental Potential Dilution of Requested 37,000,000 Shares as a Percentage of Fully Diluted Shares	2.24%
Total Potential Dilution of Requested 37,000,000 Shares as a Percentage of Fully Diluted Shares	3.90%

1.
No stock appreciation rights were outstanding as of December 31, 2023. The stock options outstanding as of December 31, 2023 had a weighted-average price of  $45.28 and a weighted-average remaining term of 2 years.

2.
“Full Value Awards” includes RSUs and PRSUs granted under the 2015 Plan. The number of outstanding PRSUs assumes performance at target performance level.

3.
“Total Equity Awards” represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of December 31, 2023. No additional awards will be granted under the 2015 Plan upon approval of the 2024 Plan. Any shares that remain available for awards under the 2015 Plan as of the date on which shareholders approve the 2024 Plan will be available for grants under the 2024 Plan.

4.
The 2015 Plan was our only equity compensation plan with shares remaining available for future grants as of December 31, 2023. As of the date the 2024 Plan is approved, the shares available for grant under the 2015 Plan will be available for grant under the 2024 Plan, and no shares will be available for grant under the 2015 Plan. The number of shares remaining available for future grant under the 2015 Plan as of December 31, 2023 reflects PRSUs payout at target performance level.

5.
“Total Potential Overhang” includes the sum of  (i) the total number of equity awards outstanding as of December 31, 2023, (ii) the number of shares available for grant under the 2015 Plan as of December 31, 2023, and (iii) the number of shares requested for the 2024 Plan.

6.
“Fully Diluted Shares” reflects the sum of  (i) the total number of shares outstanding as of December 31, 2023, (ii) the total number of equity awards outstanding as of December 31, 2023, (iii) the number of shares available for grant under the 2015 Plan as of December 31, 2023, and (iv) the number of additional shares requested for grant under the 2024 Plan.

Summary of Material Terms of the 2024 Plan

The following is a summary of the material terms of the 2024 Plan and is qualified in its entirety by reference to the 2024 Plan. A copy of the 2024 Plan is attached as Appendix A to this proxy statement.
Administration
The Committee will administer the 2024 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2024 Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2024 Plan or amounts payable under the awards may be deferred automatically or at the election of either the Committee or the holder of the award. Subject to the provisions of the 2024 Plan, the Committee may

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accelerate the exercisability of, or waive any restrictions relating to, any outstanding award. The Committee has authority to interpret the 2024 Plan and establish rules and regulations for the administration of the 2024 Plan.
The Committee may delegate its powers under the 2024 Plan to one or more directors (including a director who is also one of our officers) or a committee of directors, except that the Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act. In addition, subject to applicable law, the Committee may authorize one or more of our non-director officers to grant awards under the 2024 Plan, provided that awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act. The Committee’s authority to accelerate the exercisability of, or waive restrictions relating to, any outstanding award (except for accelerations of exercisability or waiver of restrictions in connection with a change in control of the company or the death or disability of a participant), is not delegable.
The Committee may also delegate to any appropriate officer or employee of U.S. Bancorp responsibility for performing certain ministerial functions under the 2024 Plan. The Board of Directors may exercise the powers of the Committee at any time, so long as its actions would not violate Rule 16b-3 under the Exchange Act, applicable corporate law or stock exchange listing rules. No member of the Board of Directors or the Committee or any person to whom the Committee delegates authority under the 2024 Plan will be liable for any action or determination taken and made in good faith with respect to the 2024 Plan or any award granted under the 2024 Plan. Members of the Board of Directors and the Committee and each person to whom the Committee delegates authority under the 2024 Plan will be entitled to indemnification with regard to such actions and determinations.
Eligible Participants
Any employee, officer or non-employee director providing services to our company or any of its affiliates, who is selected by the Committee, is eligible to receive an award under the 2024 Plan. As of December 31, 2023, approximately 75,465 employees (on a full-time equivalent basis) and 12 non-employee directors were eligible to participate in the 2015 Plan. However, participation is discretionary and awards are subject to approval by the Committee or pursuant to any existing deligation of authority. In 2023, we granted long-term equity compensation awards to approximately 7,250 employees (on a full-time equivalent basis), 15 current and former executive officers (prior to retirement), and 12 non-employee directors.
Shares Available for Awards
The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2024 Plan, subject to adjustment described below, will be equal to (i) 37,000,000 shares, plus (ii) any shares that remain reserved for issuance under the 2015 Plan as of the date of shareholder approval of the 2024 Plan, plus (iii) any shares subject to any outstanding award under the 2015 Plan that, after the date of shareholder approval of the 2024 Plan, are terminated, surrendered, cancelled or forfeited for any reason without delivery of the shares underlying such award. All of the shares authorized for issuance under the 2024 Plan may be used for stock options, stock appreciation rights and full value awards. Each share issued pursuant to any type of award will reduce the number of shares available under the 2024 Plan by one share.
If any shares subject to an award granted under the 2024 Plan are not purchased or are forfeited or are reacquired by U.S. Bancorp, or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available for issuance under the 2024 Plan with respect to such award, to the extent of any forfeiture, termination or cancellation, will again become available for granting awards under the 2024 Plan. The following shares will not be available for future awards under the 2024 Plan: (i) shares tendered by a participant or withheld by the company in payment of the exercise price of an option under the 2024 Plan or, after the effective date of the 2024 Plan, in payment of the exercise price of an option under the 2015 Plan; (ii) shares tendered by a participant or withheld by the company to satisfy any tax withholding obligation with respect to an award under the 2024 Plan or, after the effective date of the 2024 Plan, to satisfy any tax withholding obligation with respect to an award under the 2015 Plan; (iii) shares subject to a stock appreciation right under the 2024 Plan or, after the effective date of the 2024 Plan, a stock appreciation right under the 2015 Plan, that are not issued in connection with the settlement on exercise thereof; or (iv) shares purchased in the open market with cash proceeds from the exercise of options under the 2024 Plan or, after the effective date of the 2024 Plan, from the exercise of options under the 2015 Plan. Awards pursuant to which the holder is not entitled to receive or purchase shares of our common stock will not be counted against the aggregate number of shares available for awards under the 2024 Plan.
The 2024 Plan provides that, subject to adjustment (as described below), in any calendar year, no non-employee director may be granted awards with a maximum aggregate grant date value that, taken together with any cash fees earned by the non-employee director for services rendered during the calendar year, exceeds $750,000. The independent members of

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Proposal 4 — Approval of the U.S. Bancorp 2024 Stock Incentive Plan

the Board of Directors may make exceptions to this limit up to an amount not exceeding $1,000,000 for a non-executive chair or lead independent director of the Board of Directors, so long as such director does not participate in the decision to award this compensation.
The number of shares authorized under the 2024 Plan described above will be adjusted proportionally in the event of an extraordinary dividend or other distribution, including a stock split, or a combination or consolidation of the outstanding shares into a lesser number of shares. In the event the shares are converted into or exchanged for a different number or class of shares of stock or securities of U.S. Bancorp or of another corporation, whether through recapitalization, reclassification, merger or other similar corporate transaction or event such that an equitable adjustment would be required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2024 Plan, the number of shares described above will be adjusted proportionally, and an equitable adjustment will be made to each share subject to an outstanding award such that no dilution or enlargement of the benefits or potential benefits occurs.
Minimum Vesting Requirement
The 2024 Plan generally requires that no portion of awards vest before the one-year anniversary of the date of grant. This requirement does not apply to awards granted to non-employee directors on the date of the company’s annual shareholder meeting if the awards also vest on the date of company’s annual shareholder meeting immediately following the date of grant. Additionally, the Committee may grant awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2024 Plan. This minimum vesting period requirement does not limit the ability of the Committee to accelerate the vesting of an award in the event of a participant’s death, disability, or retirement (including retirement eligibility) or the occurrence of a change in control.
Types of Awards and Terms and Conditions
The 2024 Plan permits the granting of:
▶
stock options that are not qualified under Section 422 of the Internal Revenue Code (Code);

▶
stock appreciation rights;

▶
restricted stock and restricted stock units;

▶
performance awards;

▶
dividend equivalents;

▶
stock awards not subject to restrictions; and

▶
other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2024 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment or transfer, in installments, or in a deferred basis. The exercise price per share under any stock option and the grant price of any stock appreciation right may not be less than the fair market value of our common stock on the date of grant of that option or stock appreciation right. The Committee may designate an exercise price for an option or stock appreciation right below fair market value on the date of grant if the option or stock appreciation right is granted in substitution for an option or stock appreciation right previously granted by an entity that is acquired or merged with U.S. Bancorp or one of its affiliates. Determinations of such fair market value will be made pursuant to methods and procedures established by the Committee in accordance with the 2024 Plan.
Stock Options
The holder of a stock option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. Options vest and become exercisable in accordance with a vesting schedule (or performance-based vesting conditions) established by the Committee. The term of each option will be fixed by the Committee but cannot be longer than 10 years from the date of grant. The Committee does not have the authority to grant an option which provides that the participant shall be granted a new option (sometimes referred to as a “reload option”) for a number of shares equal to the number of shares surrendered by the participant upon exercise of all or part of the original option.

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The 2024 Plan does not authorize the grant of incentive stock options (i.e., stock options that are qualified under Section 422 of the Code). It has been many years since U.S. Bancorp has granted incentive stock options, and we do not intend to grant any incentive stock options in the future.
Stock Appreciation Rights
The holder of a stock appreciation right is entitled to receive the excess of the fair market value (calculated as of the exercise date) of one share of our common stock over the grant price of the stock appreciation right. Stock appreciation rights vest and become exercisable in accordance with a vesting schedule (or performance-based vesting conditions) established by the Committee. The term of each stock appreciation right will be fixed by the Committee but cannot be longer than 10 years from the date of grant.
Restricted Stock and Restricted Stock Units
The holder of restricted stock and restricted stock units will be subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or units or to receive any dividends with respect to the shares or units) for a specified time period determined by the Committee. After the restrictions on restricted stock lapse or are waived, the holder of restricted stock will be entitled to receive shares of our common stock. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock at some future date determined by the Committee following the lapse or waiver of the restrictions and restricted period related to the restricted stock units. Restricted stock and restricted stock units may be subject to performance-based vesting restrictions. Except as otherwise determined by the Committee, if the participant’s employment or service as a director terminates during the vesting period for any reason, the restricted stock and restricted stock units that have not vested or settled will be forfeited.
Performance Awards
The Committee may grant performance awards under the 2024 Plan. A performance award may be denominated or payable in cash, shares (including restricted stock and restricted stock units), other securities, other awards or other property, or a combination thereof, and confers on the holder thereof the right to receive payments, in whole or in part, upon the achievement of performance goals during a performance period as established by the Committee. Performance awards may provide for the adjustment of the number of shares of restricted stock units earned by the participant under the performance award (or cash amount based on the value of the shares of our common stock) based on the extent to which performance goals are achieved. The terms and conditions of any performance award will be determined by the Committee.
Performance goals may be based on business criteria that we select to measure our level of performance (or the performance of an affiliate or line of business) during a performance period, and may include the following criteria: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual, averaged or pro forma assets, net assets, earnings or net earnings, equity, investment, capital and net capital employed), shareholder return (including total shareholder return relative to an index or peer group), stock price, growth of loans and deposits, number of customers or households, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, strategic plan development and implementation, strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social, or governance metrics) and/or any other applicable criteria as determined by the Committee. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may adjust any evaluation of performance under the applicable goals to exclude the effect of certain non-recurring events.
Dividend Equivalents
The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities, other awards or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to a number of shares determined by the Committee. Dividend equivalents will be subject to the terms of the 2024 Plan and any award agreements thereunder, as well as other terms and conditions determined by the Committee. The Committee may not grant dividend equivalents in connection with grants of options, stock appreciation rights or other awards the value of which is based solely on an increase in the value of the shares of our common stock after the date of grant of such award. No dividend or dividend equivalent payments can be made to a participant with respect to any award subject

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to performance-based vesting conditions unless and until all conditions or restrictions relating to such award (or portion thereof to which the dividend or dividend equivalent relates) have been satisfied. Award agreements may provide that dividend equivalents can continue to be awarded or credited with respect to outstanding awards for participants who have terminated their employment or service with U.S. Bancorp and its affiliates until the awards are settled or paid out according to their terms.
Stock Awards
The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2024 Plan and applicable award agreement.
Other Stock-Based Awards
The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2024 Plan and applicable award agreement. Other stock-based award will not contain a purchase right or an option-like feature.
Transferability of Awards
Unless otherwise provided by the Committee, awards (other than fully vested and unrestricted shares issued pursuant to awards) or rights under awards granted under the 2024 Plan may only be transferred by will or by the laws of descent and distribution or pursuant to a domestic relations order.
Withholding
All awards under the 2024 Plan will be subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require that a participant or other person receiving or exercising awards pay an amount sufficient to satisfy the tax withholding requirements, or we may deduct from other wages or compensation paid by us the amount of any withholding taxes due with respect to such awards. We may also take any other actions that the Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any award made under the 2024 Plan.
The Committee may permit or require that our tax withholding obligation with respect to awards paid in shares of our common stock be paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign country, or other tax liabilities (which, unless the Committee determines otherwise, will be at the minimum rate). In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.
Prohibition on Repricing Awards
Without the approval of our shareholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any stock appreciation rights previously awarded, whether through amendment, cancellation or exchange for cash or another award, a replacement grant or any other means, except in connection with a change in control, extraordinary stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2024 Plan. In addition, U.S. Bancorp may not repurchase options for cash from a participant if the current fair market value of the shares underlying the options is lower than the exercise price per share of the options, or repurchase stock appreciation rights for cash from a participant if the current fair market value of the shares underlying the stock appreciation rights is lower than the grant date price per share of the stock appreciation rights.
Clawback or Recoupment
All awards under the 2024 Plan are subject to (i) the terms of any clawback, recovery, or similar policy of U.S. Bancorp in effect from time to time, including the clawback policy required to be implemented by the NYSE, whether approved before or after the date of grant of the award and (ii) any applicable share trading policies and other policies approved or implemented by the Committee from time to time. Subject to applicable law, (a) awards are not considered earned, and the eligibility requirements with respect to awards are not considered met, until all requirements of the 2024 Plan, the applicable award agreement, and any clawback policy are met and (b) we may offset amounts payable under the 2024 Plan in the event that a participant has an outstanding clawback, recoupment, or forfeiture obligation to U.S. Bancorp.
Effect of Qualifying Termination
Unless otherwise set forth in an applicable award agreement, upon a “qualifying termination” (as defined below), the time-based vesting conditions relating to the exercisability of an option or stock appreciation right and the lapse of any

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restrictions relating to any other award will be waived, and the time-based vesting of such awards will be accelerated. The award agreement governing an award subject to performance-based vesting will provide whether, and to what extent, (i) the shares of restricted stock or restricted stock units subject to the award will be deemed earned and (ii) options or stock appreciation rights will become exercisable, if a qualifying termination occurs during the performance period.
For purposes of the 2024 Plan, “qualifying termination” means a participant’s termination of employment with U.S. Bancorp by the company for any reason other than “cause” (as defined in the 2024 Plan) within 12 months following a “change in control” (as defined below). However, such termination will not be a qualifying termination if  (i) U.S. Bancorp has notified the participant in writing more than 30 days prior to the announcement date of the transaction giving rise to the change in control that participant’s employment is not expected to continue for more than 12 months following the date of such notification, and participant’s employment is in fact terminated within such 12-month period, or (ii) the participant has announced in writing that the participant intends to terminate his or her employment prior to the date the company provides the participant with written notice that sets forth a date on which the participant’s employment will be terminated. A qualifying termination will also be deemed to occur if a participant’s employment with any entity that has assumed the participant’s award (or provided the participant with a substitute award) in connection with a change in control transaction is terminated by such entity for any reason other than cause within 12 months following the change in control.
For purposes of the 2024 Plan, “change in control” means in general terms (i) the acquisition by a person or entity of 35% or more of the then outstanding shares of common stock of U.S. Bancorp or the combined voting power of the then outstanding voting securities of U.S. Bancorp entitled to vote generally in director elections (subject to certain excepted transactions), (ii) specified changes in the majority of the Board of Directors of U.S. Bancorp (not including the election of directors whose election or nomination was approved by a majority of the then incumbent Board of Directors), (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of U.S. Bancorp, unless certain conditions are met with respect to the ownership and composition of the Board of Directors of the entity resulting from such transaction, or (iv) consummation of a complete liquidation or dissolution of the company.
Other Change in Control Provisions
In the event of a change in control, the Committee or the Board of Directors may provide for any one of the following to occur upon the event giving rise to the change in control:
▶
Termination of any award, whether or not vested, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board of Directors determines that no amount would be realizable under the award as of the time of the change in control;

▶
Replacement of any award with other rights or property selected by the Committee or the Board of Directors;

▶
Assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution of similar awards covering the stock of such successor entity, subject to adjustment as necessary to the number and kinds of shares and prices;

▶
An award may become exercisable or payable or fully vested with respect to all shares subject to the award, notwithstanding anything to the contrary in the applicable award agreement; or

▶
Require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the change in control.

None of the above actions will be deemed to impair or otherwise adversely alter rights of any holder of an award.
Duration, Termination and Amendment
The 2024 Plan will become effective on the date it is approved by our shareholders. Awards may be granted under the 2024 Plan only during a 10-year period following the date of shareholder approval, unless the 2024 Plan is terminated earlier in accordance with its terms. However, unless otherwise expressly provided in the 2024 Plan or in an applicable award agreement, any award already granted may extend beyond the termination of the 2024 Plan, and the authority of the Committee with respect to the 2024 Plan and any awards, and the authority of the Board of Directors to amend the 2024 Plan, will extend beyond the termination of the 2024 Plan.
The Board of Directors may amend, alter, suspend, discontinue or terminate the 2024 Plan at any time. However, any amendment to the 2024 Plan is subject to compliance with all applicable laws, rules, regulations and policies of any government entity or securities exchange. In addition, approval of our shareholders is required for any amendment to the 2024 Plan that would:

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▶
Require shareholder approval under rules or regulations of the SEC, the NYSE or any other securities exchange that are applicable to U.S. Bancorp;

▶
Increase the number of shares authorized for issuance under the 2024 Plan;

▶
Permit repricing of options or stock appreciation rights;

▶
Permit the award of options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such options or stock appreciation rights; or

▶
Increase the maximum 10-year term for options and stock appreciation rights.

Federal Income Tax Consequences

Grant of Options and Stock Appreciation Rights
The grant of a non-qualified stock option or stock appreciation right is not expected to result in any taxable income for the participant.
Exercise of Options and Stock Appreciation Rights
Upon exercising a non-qualified stock option, the participant must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon the exercise of a stock appreciation right, the amount of any cash received by the participant and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and Stock Appreciation Rights
The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or stock appreciation right will depend on how long the shares have been held. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or stock appreciation right.
Awards Other than Options and Stock Appreciation Rights
As to other awards granted under the 2024 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of  (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.
As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of  (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction
Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. The Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, and subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2024 Plan.
Impact of Section 409A
Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2024 Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.
Application of Section 16
Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, in certain limited circumstances, unless a special election is made pursuant to the Code, shares received through the exercise of a stock

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option or stock appreciation right may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. In these circumstances, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation
Under the 2024 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon any terms and conditions it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal and state tax obligations.
New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2024 Plan that are subject to shareholder approval. The Committee in its sole discretion will determine the number and types of awards that will be granted under the 2024 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2024 Plan is approved by our shareholders. The closing price of our common stock on the NYSE on February 15, 2024 was $41.55.
FOR
The Board of Directors recommends that you vote “FOR” approval of the U.S. Bancorp 2024 Stock Incentive Plan.

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Security ownership of certain beneficial owners and management

Security ownership of certain beneficial owners and management
The following tables show how many shares of our common stock were beneficially owned as of February 2, 2024, by each current director and director nominee, each of the NEOs, all of our directors and executive officers as a group, and each person who is known by us to beneficially own more than 5% of our voting securities.
Unless otherwise noted, the shareholders listed in the tables have sole voting and investment power with respect to the shares of common stock owned by them. None of the shares beneficially owned by our directors or executive officers is subject to any pledge, in accordance with our company policy prohibiting them from pledging or hedging our common stock.
Directors and executive officers
Name of beneficial owner	Outstanding shares of common stock1	Options exercisable within 60 days of February 2, 2024	Restricted stock units2	Deferred compensation3	Total	Percent of common stock
Warner L. Baxter	—	—	32,859	—	32,859	*
Dorothy J. Bridges	—	—	21,587	—	21,587	*
Elizabeth J. Buse	—	—	22,844	—	22,844	*
Andrew Cecere	931,977	438,106	222,325	—	1,592,408	*
Alan B. Colberg4	10,050	—	6,445	—	16,495	*
Terrance R. Dolan	82,636	119,146	91,632	—	293,414	*
Kimberly N. Ellison-Taylor	—	—	12,167	—	12,167	*
Kimberly J. Harris	—	—	41,769	—	41,769	*
Roland A. Hernandez	—	—	53,609	20,710	74,319	*
Gunjan Kedia	105,302	27,267	65,857	—	198,436	*
Shailesh M. Kotwal	63,545	64,722	64,427	—	192,694	*
Richard P. McKenney	20,000	—	24,897	22,302	67,199	*
Yusuf I. Mehdi	—	—	22,844	—	22,844	*
Loretta E. Reynolds	—	—	7,231	—	7,231	*
John C. Stern	25,825	—	10,738	—	36,563	*
Jeffry H. von Gillern5	67,960	112,615	70,739	—	251,314	*
Timothy A. Welsh	58,056	—	65,867	33,061	156,984	*
John P. Wiehoff	—	—	16,616	14,309	30,925	*
Scott W. Wine	30,838	—	39,066	32,626	102,530	*
All directors and current executive officers as a group (24 persons)	1,630,723	763,139	1,013,5280	123,008	3,530,398	*
* Indicates less than 1%.
1.
Common stock
Includes the following shares beneficially owned by the indicated director or executive officer:

▶
for Mr. Cecere, includes 341 shares held by Mr. Cecere’s spouse, as to which Mr. Cecere has no voting or investment power; and 13,893 shares held in the U.S. Bank 401(k) Savings Plan;

▶
for Mr. Dolan, includes 7,626 shares held in the U.S. Bank 401(k) Savings Plan;

U.S. Bancorp 2024 Proxy Statement	95

Security ownership of certain beneficial owners and management

▶
for Mr. Welsh, includes 4,055 shares held in the U.S. Bank 401(k) Savings Plan;

▶
for Mr. Wine, includes 400 shares held in trusts of which Mr. Wine is trustee; and

▶
for all directors and executive officers as a group, includes 25,994 shares held in the U.S. Bank 401(k) Savings Plan for the accounts of certain executive officers.

2.
Restricted stock units
RSUs (including PRSUs earned based on the applicable performance criteria over the three-year performance period held by our executive officers) are distributable in an equivalent number of shares of our common stock upon settlement. RSUs granted to our officers are settled as they vest, and RSUs granted to our directors are immediately vested but do not settle until the director ceases to serve on the Board. The number of RSUs and PRSUs that are currently vested, or that vest within 60 days of February 2, 2024, is included in this column.

3.
Deferred compensation
Certain of our directors and executive officers have deferred cash compensation under our deferred compensation plans. Some of these deferred amounts will be paid out in shares of our common stock upon the director’s or officer’s retirement or other termination of employment or service with U.S. Bancorp. The directors and officers have no voting or investment power as to these shares. The number of shares to which the directors and officers would have been entitled had their employment or service with U.S. Bancorp been terminated as of February 2, 2024, is included in this column.

4.
Depositary Shares
As of February 2, 2024, Mr. Colberg held 5,000 depositary shares, each representing a 1/25th interest in a share of U.S. Bancorp Series N Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock. Mr. Colberg is the only director or executive who owns depositary shares representing the company’s preferred stock.

5.
Mr. von Gillern served as the company’s Vice Chair, Technology and Operations Services until September 1, 2023; and following that date he served in a non-executive officer capacity as an advisor to the Chief Executive Officer until December 31, 2023.

Principal shareholders
Name of beneficial owner	Shares of common stock	Percent of common stock
The Vanguard Group1	134,858,056	8.7%
BlackRock, Inc.2	108,476,982	7.0%

1.
The Vanguard Group
Based on Amendment No. 9 to Schedule 13G filed with the SEC on February 13, 2024, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 2,001,827 shares, sole dispositive power over 127,938,541 shares and shared dispositive power over 6,919,515 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

2.
BlackRock, Inc.
Based on Amendment No. 14 to Schedule 13G filed with the SEC on January 26, 2024, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock has sole voting power over 98,173,302 shares and sole dispositive power over 108,476,982 shares. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

96	U.S. Bancorp 2024 Proxy Statement

Equity compensation plan information

Equity compensation plan information
The following table summarizes information regarding the company’s equity compensation plans in effect as of December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders			14,957,7323
Stock options	2,838,2851	$45.28
Restricted stock units and performance-based restricted stock units	8,436,7412	—
Equity compensation plans not approved by security holders4	560,984	—	—
Total	11,863,010		14,957,732

1.
Includes shares of the company’s common stock underlying stock options granted under the U.S. Bancorp 2015 Stock Incentive Plan (the “2015 Plan”) and the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”).

2.
Includes shares of the company’s common stock underlying performance-based restricted stock units (awarded to the members of the company’s Managing Committee and settled in shares of the company’s common stock on a one-for-one basis) and restricted stock units (settled in shares of the company’s common stock on a one-for-one basis) under the 2015 Plan, the 2007 Plan and the U.S. Bancorp 2001 Stock Incentive Plan. No exercise price is paid upon vesting, and thus, no exercise price is included in the table.

3.
The 14,957,732 shares of the company’s common stock available for future issuance are reserved under the 2015 Plan. Future awards under the 2015 Plan may be made in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, stock awards, or other stock-based awards.

4.
These shares of the company’s common stock are issuable pursuant to various current and former deferred compensation plans of U.S. Bancorp and its predecessor entities. No exercise price is paid when shares are issued pursuant to the deferred compensation plans.

The deferred compensation plans allow non-employee directors and members of senior management to defer all or part of their compensation until the earlier of retirement or termination of employment. The deferred compensation is deemed to be invested in one of several investment alternatives at the option of the participant, including shares of U.S. Bancorp common stock. Deferred compensation deemed to be invested in U.S. Bancorp stock will be received in the form of shares of U.S. Bancorp common stock at the time of distribution unless the company chooses cash payment.
The 560,984 shares included in the table assume that participants in the plans whose deferred compensation had been deemed to be invested in the company’s common stock had elected to receive all of that deferred compensation in shares of the company’s common stock on December 29, 2023, the last business day of the year. The U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) and the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) are the company’s only deferred compensation plans under which compensation may currently be deferred.

U.S. Bancorp 2024 Proxy Statement	97

Questions and answers about the annual meeting and voting

Questions and answers about the annual meeting and voting
Why did I receive the proxy materials?
We have furnished the proxy materials to you over the Internet or mailed you a printed copy of these materials because the Board of Directors of U.S. Bancorp is soliciting your proxy to vote your shares of our common stock at the annual meeting of shareholders to be held on April 16, 2024, or at any adjournments or postponements of the meeting.
What is a proxy?
It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” By providing your proxy, you will be designating Andrew Cecere, our Chairman, President and Chief Executive Officer, and Kathryn V. Purdom, our Corporate Secretary, as your proxy to cast your vote in accordance with your instructions at our 2024 annual meeting of shareholders.
What is the purpose of the meeting?
At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting of shareholders and described in this proxy statement. Management will also report on our 2023 performance and, once the business of the annual meeting is concluded, respond to questions submitted in writing during or before the meeting.

How can I access the proxy materials and vote my shares?
The instructions for accessing the proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.
▶
If you are a shareholder who received an email directing you to the proxy materials or a notice by mail regarding the Internet availability of the proxy materials: You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail or notice. In order to access this material and vote, you will need the 16-digit control number provided in the e-mail or on the notice. You may vote by following the instructions in the email, on the notice or on the website.

▶
If you are a shareholder who received the proxy materials by mail: You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

How do I vote if my shares are held in the U.S. Bank 401(k) Savings Plan?
If you hold any shares in the U.S. Bank 401(k) Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other shareholder. However, your proxy vote will serve as voting instructions to the plan trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.
Why did I receive a notice regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?
In accordance with rules adopted by the SEC, we are furnishing our proxy materials to our shareholders primarily over the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce costs and lessen the environmental impact of our proxy solicitation. On or about March 5, 2024, we mailed a notice of Internet availability of the proxy materials to most of our shareholders. The notice contains instructions about how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice but would like to receive a paper copy of our proxy materials, please follow the instructions on the notice.
Our other shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and persons holding shares through our benefit plans, received paper copies of the proxy materials instead of a notice. If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under “How can I receive my proxy materials by e-mail in the future?” below.

98	U.S. Bancorp 2024 Proxy Statement

Questions and answers about the annual meeting and voting

Who is entitled to vote at the meeting?
The Board has set February 20, 2024, as the record date for the annual meeting. If you were a shareholder at the close of business on February 20, 2024, you are entitled to vote at the meeting. As of the record date, 1,558,311,850 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.
What are my voting rights?
Holders of our common stock are entitled to one vote per share. Therefore, a total of 1,558,311,850 votes are entitled to be cast at the meeting. There is no cumulative voting.
How many shares must be present to hold the meeting?
In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:
▶
you have properly submitted a proxy vote by Internet, telephone or mail, even if you abstain from voting on one or more matters; or

▶
you hold your shares in street name (as discussed below) and you provide voting instructions to your broker, bank, trust company or other nominee or you do not provide voting instructions but your broker, bank, trust company or other nominee uses its discretionary authority to vote your shares on the ratification of the selection of our independent auditor.

What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares.
If your shares are held in a stock brokerage account or by a bank, trust company or other nominee, then the broker, bank, trust company or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust company or other nominee how to vote their shares using the voting instruction form provided by it.
How do I attend the virtual meeting?
We are holding the 2024 Annual Meeting of Shareholders in a virtual-only format. You will not be able to attend the annual meeting at a physical location. The meeting will be held virtually at 11:00 a.m., central time, on Tuesday, April 16, 2024.
Both shareholders and non-shareholders may attend our virtual meeting. However, you may vote your shares at the meeting, and ask questions of management before or at the meeting, only if you enter the meeting site as a shareholder. In order to attend the meeting, go to www.virtualshareholdermeeting.com/USB2024. If you are a shareholder of record or street name holder as of the record date, you may attend in your capacity as a shareholder by logging in with the 16-digit control number found on your proxy card, voting instruction form, or notice, as applicable.
If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by registering as a guest. If you experience any technical difficulties during the meeting, a toll-free number will be available on our virtual shareholder meeting site for assistance.
If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. You can find instructions on how to access the replay and the presentation materials on our website at usbank.com by clicking on “About us”, “Investor relations” and then “Webcasts & Presentations.”

U.S. Bancorp 2024 Proxy Statement	99

Questions and answers about the annual meeting and voting

How can I ask a question and vote at the virtual meeting?
We value questions from our shareholders. Shareholders who attend the meeting by entering the 16-digit control number may ask questions during the virtual meeting. Questions by those shareholders may be submitted in real time during the meeting at www.virtualshareholdermeeting.com/USB2024 or during the two-week period prior to the meeting by going to the website www.proxyvote.com and following the instructions for logging in that were included with your proxy card, voting instruction form, or notice. In order to allow all shareholders the ability to ask questions, we may limit each shareholder to two questions, whether submitted prior to or during the meeting.

Shareholders must also enter the meeting using their 16-digit control number in order to vote. Even if you currently plan to attend the virtual meeting, we recommend that you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a participant in the U.S. Bank 401(k) Savings Plan or hold your shares in street name, you may submit your vote as described above, but you may not vote your U.S. Bank 401(k) Savings Plan shares or shares held in street name during the meeting.
What if I am a shareholder of record and do not specify how I want my shares voted?
If you submit your proxy by Internet or submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the recommendations of the Board. Our telephone voting procedures do not permit you to submit your proxy vote by telephone without specifying how you want your shares voted.
What if I hold my shares in street name and do not provide voting instructions?
If you hold your shares in street name and do not provide voting instructions, your broker, bank, trust company or other nominee has discretionary authority to vote your shares on the ratification of the selection of EY as our independent auditor. However, in the absence of your specific instructions as to how to vote, your broker, bank, trust company or other nominee does not have discretionary authority to vote on any other proposal. Such a situation results in a “broker non-vote,” which does not have an effect on the outcome of the proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the other proposals is counted.
What is the voting standard and what is the effect of abstentions?
You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the election of each nominee for the Board of Directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the ratification of the selection of independent auditor (Proposal 3) and the approval of the U.S. Bancorp 2024 Stock Incentive Plan (Proposal 4).
The following table summarizes the voting standard applicable to each proposal and the effect of an “ABSTAIN” vote in each instance.
Proposal	Voting standard	Effect of “ABSTAIN” vote
Election of directors	The nominee is elected if the number of votes cast “FOR” him or her exceeds the number of votes cast “AGAINST” him or her	No effect
Other proposals	The proposal is approved if “FOR” votes are cast by the majority of shares present and entitled to vote on the matter	Same effect as “AGAINST” vote

100	U.S. Bancorp 2024 Proxy Statement

Questions and answers about the annual meeting and voting

What does it mean if I receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials?
If you receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials, it means that you hold shares in more than one account. To ensure that all of your shares are voted, vote separately for each notice of Internet availability of proxy materials, proxy card, voting instruction form, and e-mail you receive.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by:
▶
voting again over the Internet or by telephone by no later than 11:59 p.m., eastern time, on April 15, 2024, or by submitting a proxy card with a later date and returning it so that it is received by April 15, 2024;

▶
voting again during the meeting; or

▶
submitting written notice of revocation to our Corporate Secretary at the address shown on page 103 so that it is received by April 15, 2024.

To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Investor Relations, U.S. Bancorp, 800 Nicollet Mall, Minneapolis, MN 55402 or call 866.775.9668.
If you hold your shares in street name, contact your broker, bank, trust company or other nominee regarding how to revoke your proxy and change your vote. If you are a participant in the U.S. Bank 401(k) Savings Plan, you may revoke your proxy and change your vote as described above, but only until 11:59 p.m., eastern time, on April 11, 2024.
Will my vote be kept confidential?
Yes. We have procedures to ensure that all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as follows: to meet legal requirements, to assert claims for or defend claims against our company, to allow authorized individuals to count and certify the results of the shareholder vote if a proxy solicitation in opposition to the Board takes place, or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. We also have the voting tabulations performed by an independent third party.
Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.
Where can I find the voting results?
We expect to announce the preliminary voting results for each proposal at our 2024 annual meeting of shareholders. The final voting results will be reported in a Current Report on Form 8-K that will be filed with the SEC and made available on our website.
Who pays for the cost of proxy preparation and solicitation?
We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trust companies or other nominees for forwarding proxy materials to street name holders. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the annual meeting for a fee of  $26,000, plus associated costs and expenses.
We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or in person. They will not receive any additional compensation for these activities.
Do we “household” annual meeting materials?
The SEC rules allow a single copy of the notice of Internet availability of proxy materials or proxy statement and annual report to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding.” Although we do not household for our registered shareholders, we understand that some brokers, banks, trust companies and other nominees household U.S. Bancorp notices of Internet availability of proxy materials or proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank, trust company or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

U.S. Bancorp 2024 Proxy Statement	101

Questions and answers about the annual meeting and voting

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our notice of Internet availability of proxy materials or proxy statement or annual report, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank, trust company or other nominee. We will deliver promptly upon written or oral request a separate copy of our notice of Internet availability of proxy materials, proxy statement and/or our annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should write to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 866.775.9668.
How can I receive my proxy materials by e-mail in the future?
Instead of receiving future paper copies of the notice of Internet availability of proxy materials or our proxy materials by mail, you can elect to receive an e-mail with links to these documents, your control number and instructions for voting over the Internet. Opting to receive your proxy materials by e-mail will save the cost of producing and mailing documents to you and will also help conserve environmental resources. Your e-mail address will be kept separate from any other company operations and will be used for no other purpose.
If we mailed you a notice of Internet availability of proxy materials or a printed copy of our proxy statement and annual report and you would like to sign up to receive these materials by e-mail in the future, you can choose this option by:
▶
following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials;

▶
following the instructions provided when you vote over the Internet; or

▶
going to http://enroll.icsdelivery.com/usb and following the instructions provided.

You may revoke this request at any time by following the instructions at http://enroll.icsdelivery.com/usb. Your election will remain in effect unless you revoke it later.
We encourage you to sign up for electronic delivery of our proxy materials. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials. The Arbor Day Foundation will plant these trees in Wisconsin’s Barron County Forest as part of ongoing reforestation efforts to restore lost tree canopy and reestablish critical wildlife habitats following the destruction of the longest tracked tornado in state history.

102	U.S. Bancorp 2024 Proxy Statement

Other matters

Other matters
Annual Report to Shareholders and Form 10-K

If you received a paper copy of the proxy materials, our 2023 Annual Report to Shareholders, including financial statements for the year ended December 31, 2023, accompanied this proxy statement. The 2023 Annual Report to Shareholders is also available on our website at usbank.com by clicking on “About us”, “Investor relations” and then “Annual Report, Proxy Statement & ESG Report.” Copies of our 2023 Annual Report on Form 10-K, which is on file with the SEC, are available to any shareholder who submits a request in writing to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our executive officers, Controller and directors to file initial reports of ownership and reports of changes in ownership of our securities with the SEC. Our executive officers, Controller and directors also are required to furnish us with copies of these reports. Based solely on a review of the Section 16(a) reports furnished to us with respect to 2023 and written representations from our executive officers, Controller and directors, we believe that all Section 16(a) filing requirements applicable to those persons during 2023 were satisfied, except that James B. Kelligrew was late in reporting certain transactions that were conducted by third-party investment advisers in their sole discretion and without the direction or knowledge of Mr. Kelligrew or his spouse. Such transactions took place between 2016 and 2023, and Mr. Kelligrew failed to file a Form 5 in each of the years 2017 through 2023 with respect to any such transactions that had not previously been reported on Form 4 during the applicable year. Promptly after discovering the transactions, Mr. Kelligrew filed four Form 4s on October 20, 2023 to report all 117 transactions that had not been reported previously. Additionally, Timothy A. Welsh was late in filing one Form 4. Mr. Welsh’s transaction was executed in March 2023 and reported late in March 2023.
Communicating with U.S. Bancorp’s Board of Directors

Shareholders or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors or specified individual directors to:
The Office of the Corporate Secretary
U.S. Bancorp
BC-MN-H21O
800 Nicollet Mall
Minneapolis, MN 55402

Any such letters will be delivered to the Lead Independent Director, or to a specified director if so addressed. Notwithstanding the foregoing, the Corporate Secretary may determine not to forward or report items that are: solicitations and advertisements, job referrals or surveys, junk mail, personal grievances, a complaint about the company’s products or services that would be customarily handled in the ordinary course of business, or abusive, improper or otherwise irrelevant to the Board’s duties and responsibilities. Any letters relating to accounting matters will be handled in accordance with the Audit Committee’s policy on investigation of complaints relating to accounting matters.
Deadlines for nominating directors and submitting proposals for the 2025 annual meeting

Please see below for the specific information and deadline requirements applicable to shareholders who want to nominate directors or submit proposals for next year’s annual meeting. Note that any director nomination or shareholder proposal that does not comply with our bylaws or applicable law, including any director nomination or shareholder proposal for which notice is received by us after the relevant deadline set forth below may not be presented at the 2025 annual meeting.
Nominating a director
Nominating a director for inclusion our proxy statement
A shareholder or group of up to 20 shareholders that has held at least 3% of the outstanding shares of our company’s common stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two

U.S. Bancorp 2024 Proxy Statement	103

Other matters

directors) for inclusion in our proxy statement if the shareholder(s) and nominee(s) satisfy the requirements specified in our bylaws and notice is received between 150 and 120 days before the anniversary of the date the proxy statement for the prior year’s annual meeting was released to shareholders.
In order for a nominee to be considered for inclusion in our proxy statement for the 2025 annual meeting of shareholders, the Corporate Secretary of U.S. Bancorp must receive written notice of the nomination at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no earlier than October 6, 2024, and no later than November 5, 2024. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance”, “Governance documents” and then “Restated Bylaws.”
Nominating a director other than for inclusion in our proxy statement
Our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders but not for inclusion in our proxy statement. To make such a nomination, the shareholder must deliver a notice that is compliant with the requirements set forth in our bylaws, including completing a questionnaire and other information in the forms provided by our Corporate Secretary upon written request, which must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than December 17, 2024, which is 120 calendar days prior to the anniversary date of our 2024 annual meeting of shareholders. For more information regarding the information that must be contained in the notice, please refer to our bylaws (available on our website as described above).
In addition, any shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our bylaws.
Other shareholder proposals
Shareholders may also present proper proposals (other than director nominations) for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting, the written proposal must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than November 5, 2024, which is 120 calendar days prior to the anniversary date on which this proxy statement was made available to our shareholders. Such proposals must comply with the SEC’s Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.
For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, a written notice of the proposal must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than November 5, 2024. Any such proposals made by our shareholders must comply with the notice and other requirements under our bylaws, including providing the specific information required by our bylaws (available on our website as described above).
The submission deadlines for these proposals and nominations are as follows:
Proposal	How presented	Deadline
Nomination of directors	To nominate a director and include the nomination in our proxy statement	November 5, 2024
	To nominate a director, but not include the nomination in our proxy statement	December 17, 2024
All other proposals	To have a shareholder proposal be considered for inclusion in the proxy statement or to present the proposal at the annual meeting, but not include the proposal in our proxy statement	November 5, 2024
Other matters for consideration

We do not know of any other matters that may be presented for consideration at the 2024 annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies above under the heading “Questions and answers about the annual meeting and voting — What is a proxy?” will vote as they deem in the best interests of U.S. Bancorp.

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Non-GAAP financial measures

Non-GAAP financial measures
This proxy statement contains the following non-GAAP financial measures: revenue mix by business line excluding treasury and corporate support, adjusted return on average assets, adjusted return on average common equity, return on tangible common equity, adjusted return on tangible common equity, efficiency ratio, and adjusted efficiency ratio.
The Company’s major lines of business are Consumer and Business Banking, Payment Services, Wealth, Corporate, Commercial and Institutional Banking, and Treasury and Corporate Support. We provide the percentage of revenue attributable to each business line, excluding Treasury and Corporate Support, as it reflects our company’s diversified mix of businesses. We disclose the return on tangible common equity as we believe it is a useful financial measure to assess the company’s use of equity. In addition, we have included the other financial measures listed above on an adjusted basis to exclude notable items related to the merger and integration charges, balance sheet repositioning and capital management actions, an FDIC special assessment, a foundation contribution and a favorable discrete tax settlement, in order to provide a greater understanding of ongoing operations and better comparability with prior year results. We use net interest income on a taxable-equivalent basis to calculate our efficiency ratio because we believe that this presentation is the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources.
The calculation of these measures for U.S. Bancorp follows:
Year Ended December 31 (Dollars in Millions)	Net Revenue 2023
Wealth, Corporate, Commercial and Institutional Banking	$10,272
Consumer and Business Banking	9,993
Payment Services	6,758
Treasury and Corporate Support	1,121
Total Company	28,144
Less: Treasury and Corporate Support	1,121
Total Company excluding Treasury and Corporate Support	$27,023
Net Revenue as a Percent of Total Company
Wealth, Corporate, Commercial and Institutional Banking	36%
Consumer and Business Banking	36
Payment Services	24
Treasury and Corporate Support	4
Net Revenue as a Percent of Total Company excluding Treasury and Corporate Support
Wealth, Corporate, Commercial and Institutional Banking	38%
Consumer and Business Banking	37
Payment Services	25

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Non-GAAP financial measures

Year Ended December 31 (Dollars in Millions)	2023	2022
Net income attributable to U.S. Bancorp	$5,429	$5,825
Less: Notable items3	(1,608)	(1,138)
Net income attributable to U.S. Bancorp, excluding notable items (a)	7,037	6,963
Average assets (b)	663,440	592,149
Return on average assets, excluding notable items (a) / (b)	1.06%	1.18%
Net income applicable to U.S. Bancorp common shareholders	$5,051	$5,501
Less: Notable items, including the impact of earnings allocated to participating stock awards3	(1,597)	(1,134)
Net income attributable to U.S. Bancorp common shareholders, excluding notable items (c)	6,648	6,635
Average common equity (d)	46,852	43,655
Return on average common equity, excluding notable items (c) / (d)	14.2%	15.2%
Net income applicable to U.S. Bancorp common shareholders	$5,051	$5,501
Intangibles amortization (net-of-tax)	502	170
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles
amortization (e)	5,553	5,671
Less: Notable items, including the impact of earnings allocated to participating stock awards3	(1,597)	(1,134)
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (f)	7,150	6,805
Average total equity	54,125	50,882
Less: Average preferred stock	6,808	6,761
Less: Average noncontrolling interests	465	466
Less: Average goodwill (net of deferred tax liability)1	11,485	9,240
Less: Average intangible assets (net of deferred tax liability), other than mortgage servicing rights	2,480	991
Average tangible common equity (g)	32,887	33,424
Return on tangible common equity (e) / (g)	16.9%	17.0%
Return on tangible common equity, excluding notable items (f) / (g)	21.7%	20.4%
Net interest income	$17,396	$14,728
Taxable-equivalent adjustment2	131	118
Net interest income, on a taxable-equivalent basis	17,527	14,846
Net interest income, on a taxable-equivalent basis (as calculated above)	17,527	14,846
Noninterest income	10,617	9,456
Less: Securities gains (losses), net	(145)	20
Total net revenue, excluding net securities gains (losses) (h)	28,289	24,282
Less: Notable items3	(140)	(399)
Less: Securities (gains) losses, net included in notable items	118	18
Total net revenue, excluding net securities gains (losses) and notable items (i)	28,311	24,663
Noninterest expense (j)	18,873	14,906
Less: Notable items3	1,853	329
Noninterest expense, excluding notable items (k)	17,020	14,577
Efficiency ratio (j) / (h)	66.7%	61.4%
Efficiency ratio, excluding notable items (k) / (i)	60.1%	59.1%

1.
Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

2.
Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

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Non-GAAP financial measures

3.
2023 excludes $2.2 billion ($1.6 billion net-of-tax, including a $70 million discrete tax benefit) of notable items including: $(140) million of noninterest income related to investment securities balance sheet repositioning and capital management actions, $1.0 billion of merger and integration-related charges, $734 million of FDIC special assessment charges, a $110 million charitable contribution and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions. 2022 excludes $1.5 billion ($1.1 billion net-of-tax) of notable items including: $(399) million of noninterest income related to balance sheet repositioning and capital management actions, $329 million of merger and integration-related charges and $791 million of provision for credit losses related to the acquisition of MUB and balance sheet optimization activities.

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Forward-Looking Statements

Forward-Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This proxy statement contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.”
Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements. For discussion of the risks and uncertainties that may cause actual results to differ from those described in forward-looking statements, refer to the sections entitled “Risk Factors” and “Forward-Looking Statements” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2023, and subsequent filings with the Securities and Exchange Commission.
In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others, the risk that any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized.
In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
No reports, documents or websites that are cited or referred to in this proxy statement shall be deemed to form part of, or to be incorporated by reference into, this proxy statement.

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

Section 1.   Purpose; Effect on Prior Plan

(a)   Purpose.   The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based and other arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders. Capitalized terms used in the Plan and not therein defined shall have the meaning assigned to them in Section 2.
(b)   Effect on Prior Plan.   The Plan replaces the Prior Plan for awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding awards granted under the Prior Plan or any other plan prior to the Effective Date.
Section 2.   Definitions

As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has at least a 20% equity interest, in each case as determined by the Committee.
(b)   “Announcement Date” means the date of the public announcement of the transaction, event or course of action that results in a Change in Control.
(c)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.
(d)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).
(e)   “Board” shall mean the Board of Directors of the Company.
(f)   “Cause” shall mean (except as otherwise provided in an Award Agreement):
(i)   the continued failure by a Participant to substantially perform Participant’s duties with the Company or any Affiliate (other than any such failure resulting from the Participant’s Disability) after a demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties, and the Participant has failed to resume substantial performance of the Participant’s duties on a continuous basis;
(ii)   gross and willful misconduct during the course of employment (regardless of whether the misconduct occurs on the Company’s premises), including, without limitation, theft, assault, battery, malicious destruction of property, arson, sabotage, embezzlement, harassment, acts or omissions which violate the Company’s rules or policies (such as breaches of confidentiality), or other conduct which demonstrates a willful or reckless disregard of the interests of the Company or its Affiliates; or
(iii)   Participant’s conviction of a crime (including, without limitation, a misdemeanor offense) which impairs Participant’s ability substantially to perform Participant’s duties with the Company.
(g)   “Change in Control” shall mean:
(i)   The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, or (C) any acquisition by a subsidiary of the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or a subsidiary of the Company (a “Company Entity”); or

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

(ii)   Individuals who, as of the date an Award is granted (the “Grant Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (except as a result of the death, retirement or Disability of one or more members of the Incumbent Board); provided, however, that any individual becoming a director subsequent to the Grant Date, whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, (1) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board, (2) any director designated by or on behalf of a Person who has entered into an agreement with the Company (or which is contemplating entering into an agreement) to effect a Business Combination (as defined in clause (iii) below) with one or more entities that are not Company Entities or (3) any director who serves in connection with the act of the Board of increasing the number of directors and filling vacancies in connection with, or in contemplation of, any such Business Combination; or
(iii)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Outstanding Company Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any Company Entity or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, shares representing 35% or more of, respectively, the then Outstanding Company Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)   Consummation of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, an Award Agreement may provide that the definition of Change in Control shall be limited to events described above that also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined under Section 409A.
(h)   “Clawback Policy” shall mean any applicable clawback, recovery, or similar policy approved by the Board or Committee, as in effect from time to time, whether approved before or after the date of grant of an Award.
(i)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(j)   “Committee” shall mean the Compensation and Human Resources Committee of the Board, or any such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3.
(k)   “Company” shall mean U.S. Bancorp, a Delaware corporation, or any successor corporation.
(l)   “Director” shall mean a member of the Board.
(m)   “Disability” shall mean (except as otherwise provided in an Award Agreement) qualifying for and receiving disability benefits under the Company’s long-term disability programs as in effect from time to time.
(n)   “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(o)   “Effective Date” shall mean April 16, 2024, which is the date on which the stockholders of the Company approved this Plan.

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

(p)   “Eligible Person” shall mean any employee, officer, non-employee Director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
(q)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the New York Stock Exchange, the closing price of one Share as reported on the New York Stock Exchange on such date or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when it was open for trading.
(s)   “Notice of Termination” shall mean a written notice which sets forth the date of termination of Participant’s employment.
(t)   “Option” shall mean an option to purchase Shares that is not an incentive stock option qualified under section 422 of the Code, and that is granted under Section 6(a) of the Plan.
(u)   “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.
(v)   “Participant” shall mean an Eligible Person who is granted an Award under the Plan, provided, however, that with respect to an Award to an Eligible Person to whom an offer of employment or engagement with the Company or an Affiliate has been extended, the Award will become effective, and the Eligible Person will become a Participant, only upon such Eligible Person’s commencement of employment or service with the Company or an Affiliate.
(w)   “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(x)   “Performance Goal” means the business criteria selected by the Company to measure the level of performance of the Company or an Affiliate (or business line thereof) during a performance period, which may include, but are not limited to, one or more of the following criteria: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual, averaged or proforma assets, net assets, earnings or net earnings, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, growth of loans and deposits, number of customers or households, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, strategic plan development and implementation, strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics) and/or any other applicable criteria as determined by the Committee. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including, without limitation, any of the following events: asset write-downs, litigation or claim judgments or settlements, reorganizations, acquisitions, divestitures, restructurings, discontinued operations, early extinguishment of debt, extraordinary items, and other unusual or non-recurring gains or charges; severance, contract termination and other costs related to exiting certain business activities; changes in tax law, accounting principles or other such laws or provisions affecting reported results; and foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management.
(y)   “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(z)   “Plan” shall mean this U.S. Bancorp 2024 Stock Incentive Plan, as amended from time to time.
(aa)   “Prior Plan” shall mean the U.S. Bancorp 2015 Stock Incentive Plan.
(bb)   “Qualifying Termination” shall mean (except as otherwise provided in an Award Agreement) a Participant’s termination of employment with the Company and its Affiliates by the Company for any reason other than Cause within 12 months following a Change in Control, provided that such a termination will not be a Qualifying Termination if: (i) the Company has notified Participant in writing more than 30 days prior to the Announcement Date that Participant’s employment is not expected to continue for more than 12 months following the date of such notification, and Participant’s employment is in fact terminated within such 12-month period; or (ii) Participant has announced in writing, prior to the date the Company

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

provides a Notice of Termination to Participant, that Participant intends to terminate his or her employment. Without limiting the generality of the foregoing, a Qualifying Termination may apply to large-scale terminations of employment relating to the disposition or divestiture of business or legal entities or similar circumstances. An Award Agreement may provide that a Qualifying Termination will occur only if the Participant’s termination of employment or service also constitutes a separation from service for purposes of Section 409A. For purposes of this definition, the term Company shall be deemed to include any Person that has assumed a Participant’s Award (or provided a substitute award to a Participant) in connection with a Change in Control.
(cc)   “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(dd)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(ee)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.
(ff)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and Treasury Regulations and other applicable guidance thereunder.
(gg)   “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(hh)   “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code and applicable regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(ii)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
(jj)   “Stock Award” shall mean any Share granted under Section 6(f) of the Plan.
Section 3.   Administration

(a)   Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to vesting conditions, the forfeiture of any Award, and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof or in connection with a Change in Control, the Committee shall not, without stockholder approval, (1) reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and exchange for cash or another Award, a replacement grant, or any other means, (2) authorize the Company to repurchase Options for cash from a Participant if the current Fair Market Value of the Shares underlying the Options is lower than the exercise price per share of the Options, or (3) authorize the Company to repurchase Stock Appreciation Rights for cash from a Participant if the current Fair Market Value of the Shares underlying the Stock Appreciation Rights is lower than the grant date per Share of the Stock Appreciation Rights; (vi) accelerate the exercisability of any Award or waive any restrictions relating to any Award, provided that the Committee’s authority to accelerate exercisability or waive restrictions in circumstances other than a Change in Control, death and Disability may not be delegated; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation,

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)   Delegation.   Except as otherwise provided in Section 3(a)(vi), the Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act. In addition, except as otherwise provided in Section 3(a)(vi), the Committee shall have the right to delegate to one or more officers of the Company the authority to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision), applicable exchange rules and such other limitations as the Committee shall determine; provided, however, that such officers shall not be authorized to grant Awards to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act. The Committee also shall be permitted to delegate responsibility for performing certain ministerial functions under the Plan to any appropriate officer or employee of the Company. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
(c)   Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, applicable corporate law or stock exchange listing rules.
(d)   Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.   Shares Available for Awards

(a)   Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:
(i)   37,000,000 Shares, plus
(ii)   any Shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date, plus
(iii)   any Shares subject to any outstanding awards under the Prior Plan that, following the Effective Date, expire, or are terminated, surrendered, cancelled or forfeited for any reason without issuance of such Shares.
On and after the Effective Date, no awards shall be granted under the Prior Plan.
The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards granted under the Plan in accordance with the Share counting rules described in Section 4(b) below. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.
(b)   Counting Shares.   For purposes of this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

of such Award against the aggregate number of Shares available for granting Awards under the Plan. If performance awards granted under the Company’s executive incentive plans are payable in Shares, such Shares may be issued under this Plan and shall be counted against the aggregate number of Shares available for granting Awards under the Plan.
(i)   Shares Added Back to Reserve.   Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including Shares covered by an Award that is settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.
(ii)   Shares Not Added Back to Reserve.   Notwithstanding anything to the contrary contained in this Section 4, including Section 4(b)(i) above, the following Shares shall not be added to the Shares authorized for grant under Section 4(a) and will not be available for future grants of Awards under the Plan: (A) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option under the Plan, or, after the Effective Date, in payment of the exercise price of an option under the Prior Plan; (B) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under the Plan, or, after the Effective Date, to satisfy any tax withholding obligation with respect to an award under the Prior Plan; (C) Shares subject to a Stock Appreciation Right under the Plan, or, after the Effective Date, a stock appreciation right under the Prior Plan, that are not issued in connection with the stock settlement on exercise thereof; or (D) Shares purchased on the open market with the cash proceeds from the exercise of Options under the Plan, or, after the Effective Date, from the exercise of options under the Prior Plan.
(iii)   Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(iv)   Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(c)   Adjustments.   In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares into a lesser number of shares, is declared with respect to the Shares, the authorization limits under Sections 4(a) and 4(d) shall be increased or decreased proportionately, and the Shares then subject to each Award shall be increased or decreased proportionately without any change in the aggregate purchase price therefor. In the event the Shares shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through recapitalization, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or any other similar corporate transaction or event affects the Shares such that an equitable adjustment would be required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the authorization limits under Sections 4(a) and 4(d) shall be adjusted proportionately, and an equitable adjustment shall be made to each Share subject to an Award such that no dilution or enlargement of the benefits or potential benefits occurs. Each such Share then subject to each Award shall be adjusted to the number and class of shares into which each outstanding Share shall be so exchanged such that no dilution or enlargement of the benefits occurs, all without change in the aggregate purchase price for the Shares then subject to each Award. Action by the Committee pursuant to this Section 4(c) may include adjustment to any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards or be delivered under the Plan; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price of a Share under any outstanding Award or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments the Committee determines to be equitable.
(d)   Limitation on Awards to Non-Employee Directors.   Subject to adjustment as described above in Section 4(c), the maximum aggregate grant date value of Shares subject to Awards granted to any Director that is not also an employee of the Company or its Affiliates, taken together with any cash fees earned by such individual for services rendered during the calendar year, shall not exceed in the aggregate $750,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The independent members of the Board may make exceptions to this limit, in an amount not to exceed $1,000,000 for a non-executive chair or lead independent director of the Board, provided that the director receiving such additional compensation may not participate in the decision to award such compensation.

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(e)   Minimum Vesting.   Awards granted under the Plan shall include vesting schedules that provide that no portion of an Award shall vest earlier than one year from the date of grant. However, (i) for purposes of Awards granted to any Director that is not also an employee of the Company or its Affiliates, such Awards shall be deemed to satisfy this minimum vesting requirement if such Awards are granted on the date of the Company’s annual meeting of stockholders and vest on the date of the Company’s annual meeting of stockholders immediately following the date of grant (but not less than 50 weeks following the date of grant), and (ii) subject to adjustments described above in Section 4(c), up to five percent (5%) of the Shares authorized under the Plan as set forth in Section 4(a) as of the Effective Date may be granted without regard to this minimum vesting requirement. Notwithstanding the foregoing, the Committee may authorize the acceleration of the vesting of any such Awards in the event of the Participant’s death, retirement (including retirement eligibility) or Disability, or the occurrence of a Change in Control as provided in Section 7.
Section 5.   Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.
Section 6.   Awards

(a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)   Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option, provided, however, the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)   Option Term.   The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.
(iii)   Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.
(iv)   No Reload Options.   The Committee shall not have the authority to grant an Option which provides that the Participant shall be granted a new Option (sometimes referred to as a “reload option”) for a number of Shares equal to the number of Shares surrendered by the Participant upon exercise of all or a part of the original Option.
(b)   Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of  (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right (including performance-based vesting conditions) as it may deem appropriate.

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

(c)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)   Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).
(ii)   Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Following the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units at the time specified in the applicable Award Agreement, or, if applicable, the time designated in a Participant’s timely and properly executed deferral election (made in accordance with all requirements of Section 409A), to the extent that the Committee permits such an election with respect to the Restricted Stock Units.
(iii)   Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company.
(d)   Performance Awards.   The Committee is hereby authorized to grant Performance Awards to Eligible Persons. Performance Awards granted under the Plan (i) shall confer on the holder thereof the right to receive payments (in the form of Shares or cash), in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish; and (ii) may be denominated or payable in Shares (including, without limitation, Restricted Stock and Restricted Stock Units), cash, other securities, other Awards, other property or a combination thereof. For purposes of this Section 6(d), a Performance Award shall not include Options and Stock Appreciation Rights whose value is determined solely on the basis of an increase in the value of the Shares after the date of grant of such Award or Awards (even if such Options and Stock Appreciation Rights include performance-based vesting conditions). Performance Awards may provide for the adjustment of the number of Shares or Restricted Stock Units earned by a Participant under the Performance Award (or cash amount based on the value of Shares) based on the extent to which Performance Goals are achieved. Subject to the terms of the Plan, the terms and conditions of any Performance Award shall be determined by the Committee.
(e)   Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding anything to the contrary herein, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions unless and until all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied. An Award Agreement may provide that Dividend Equivalents will continue to be awarded or credited with respect to outstanding Awards of Participants who have terminated employment or service with the Company and its Affiliates until such time as such Awards are settled or paid out pursuant to the terms of the Award Agreement (and any timely deferral election, to the extent permitted).

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(f)   Stock Awards.   The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
(g)   Other Stock-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. No Award issued under this Section 6(g) shall contain a purchase right or an option-like feature.
(h)   General Provisions Relating to Awards.
(i)   Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.
(ii)   Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)   Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, or on a deferred basis (consistent with the requirements of Section 409A), in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
(iv)   Limits on Transfer of Awards.   Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate, provided that Awards may be transferable pursuant to a domestic relations order to the extent and in the manner determined by the Committee. If the Committee permits the transfer of an Award (other than fully vested and unrestricted Shares issued pursuant to any Award) other than by the laws of descent and distribution or pursuant to a domestic relations order, such transfer will be for no value. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.
(v)   Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities of other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Committee to be applicable are satisfied.
(vi)   Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, the following rules will apply. To the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s Disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the definition of a change in ownership or effective control of the Company or in the ownership of a

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

substantial portion of the Company’s assets, Disability, or separation from service, as the case may be, under Section 409A(a)(2)(A) of the Code, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution of deferred compensation that is subject to Section 409A that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise. It is intended that Awards under the Plan either will be exempt from Section 409A or will comply with Section 409A, and the Plan and Award Agreements will be construed and administered accordingly. Notwithstanding the foregoing, the Company makes no representations as to the specific tax treatment of any Award. Participants are solely responsible for any and all tax consequences resulting from an Award, including taxes due as a result of the grant, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Award. Neither the Company, nor its officers, directors nor employees, shall be responsible for, or have any liability for, any such taxes, penalties and interest.
Section 7.   Amendment and Termination; Change in Control; Corrections

(a)   Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time. Any amendment to the Plan is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. Notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that would:
(i)   require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;
(ii)   increase the number of Shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)   permit repricing of Options or Stock Appreciation Rights, which is prohibited by Section 3(a)(v) of the Plan;
(iv)   permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan; or
(v)   increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Sections 6(a)(ii) and 6(b) of the Plan.
(b)   Amendments to Awards.   Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may materially adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of the Participant or any holder of an Award or beneficiary thereof.
(c)   Change in Control.   In the event of a Change in Control, the Committee or the Board may, in its sole discretion provide for any of the following to be effective upon the consummation of the event giving rise to the Change in Control (or effective immediately prior to the consummation of such event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(c) shall be deemed to impair or otherwise adversely alter the rights of the Participant or any holder of an Award or beneficiary thereof:
(i)   either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event giving rise to the Change in Control, the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

(ii)   that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)   that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or
(iv)   that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.
(d)   Vesting upon Termination Following a Change in Control.   Unless otherwise provided in the applicable Award Agreement or pursuant to actions taken by the Committee as authorized under Section 7(c), upon a Qualifying Termination, the time-based vesting conditions related to (A) the exercisability of an Option or Stock Appreciation Right, and (B) the lapse of any restrictions relating to any other Award, automatically shall be waived, and the time-based vesting of such Awards will be accelerated. The Award Agreement governing a Performance Award, or other Award subject to performance-based vesting, shall provide whether, and to what extent, the Shares or Restricted Stock Units subject to the Award shall be deemed earned, or the Options or Stock Appreciation Rights shall become exercisable, if a Qualifying Termination occurs during the Award’s performance period. Nothing in this section 7(d) shall be construed to limit the Committee’s authority under Section 7(c).
(e)   Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.   Income Tax Withholding

(a)   Required Withholding.   All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Company may require that the Participant or other person receiving Awards or exercising Awards pay to the Company an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Company may deduct from other wages and compensation paid by the Company the amount of any withholding taxes due with respect to such Awards, or the Company may take such other action as the Committee may deem advisable to enable the Company to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
(b)   Share Withholding.   The Committee may permit or require the Company’s tax withholding obligation with respect to Awards paid in Shares to be satisfied by having Shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 9.   Clawback or Recoupment

All Awards under the Plan shall be subject to any applicable share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Effective Date. All Awards and amounts payable under the Plan are additionally subject to the terms of any applicable clawback, recovery or similar policies approved by the Board or Committee, as in effect from time to time (including, without limitation, a clawback policy required to be implemented by an applicable stock exchange), whether approved before or after the date of grant of an Award (as applicable, a “Clawback Policy”). Further, to the extent permitted by applicable law, including without limitation Section 409A of the Code, all amounts payable under the Plan are subject to offset in the event that a Participant has an outstanding clawback, recoupment or forfeiture obligation to the Company under the terms of any applicable Clawback Policy. Awards are not considered earned, and the eligibility requirements with respect to Awards are not considered met, until all requirements of the Award Agreement, the Plan and any Clawback Policy are met. In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan, and the Company shall be entitled to recover from the Participant the amount specified under the Clawback Policy to be clawed back, recouped or forfeited (which amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the Award).

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Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

Section 10.   General Provisions

(a)   No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)   Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company. An Award agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)   Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)   No Rights of Stockholders.   Except with respect to Restricted Stock, Stock Awards and certain types of stock-based Performance Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.
(e)   No Limit on Other Compensation Plans or Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)   No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or remove a Director who is a Participant free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g)   Governing Law.   The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)   Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

A-12	U.S. Bancorp 2024 Proxy Statement

Appendix A — U.S. Bancorp 2024 Stock Incentive Plan

(k)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 11.   Effective Date of the Plan

Effective as of the Effective Date, the Plan is hereby approved and established.
Section 12.   Term of the Plan

Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date, or if the Plan is terminated earlier pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

U.S. Bancorp 2024 Proxy Statement	A-13

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U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23KMINNEAPOLIS, MN 55402-7014SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 15, 2024; or April 11, 2024, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/USB2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 15, 2024; or April 11, 2024, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYU.S. BANCORPThe Board of Directors recommends you vote "FOR" each of the following nominees:- The election of each of the 13 directors named inthe proxy statement:1g. Kimberly J. Harris1d. Andrew Cecere1e. Alan B. Colberg1f. Kimberly N. Ellison-Taylor1a. Warner L. Baxter1b. Dorothy J. Bridges1c. Elizabeth L. Buse1h. Roland A. Hernandez1i. Richard P. McKenney1j. Yusuf I. Mehdi1k. Loretta E. Reynolds1l. John P. Wiehoff1m. Scott W. WineU.S. BANCORPINVESTOR RELATIONS800 NICOLLET MALLBC-MN-H23KMINNEAPOLIS, MN 55402-7014For Against AbstainThe Board of Directors recommends you vote "FOR"proposals 2, 3 and 4 :An advisory vote to approve the compensatioexecutives disclosed in the proxy statement.3 - The ratification of the selection of Ernst & Young LLPas our independent auditor for the 2024 fiscal year.4 - Approval of the U.S. Bancorp 2024 Stock IncentivePlan.NOTE: Such other business as may properly come before themeeting or any adjournment thereof.Note: Please sign as name appears hereon. Joint owners shouldeach sign. When signing as attorney, executor, administrator,trustee or guardian, please give full title as such.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date! ! !! ! !! ! !! ! !

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 16, 2024:Our Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. FOLD AND DETACH HERE V28288-P04258PROXYSOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERSApril 16, 2024The undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Andrew Cecere and Kathryn V. Purdom, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Bancorp 2024 Annual Meeting of Shareholders and authorize(s) each to vote in his or her discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" Proposals 2, 3 and 4, and in the discretion of the named proxies on all other matters.IF YOU DO NOT VOTE BY INTERNET OR PHONE,PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.